As filed with the U.S. Securities and Exchange Commission on April 23, 2015
Registration No. 333-153253

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 9 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 59 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 27, 2015 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 27, 2015
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
MAJESTIC VCOLIX
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
The policy provides fixed account options with fixed rates of return declared by John Hancock NY and the following investment accounts:
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock NY and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That's why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a “flexible premium” policy.
In your application for the policy you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” The Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect. You choose the proportion of your policy’s Total Face Amount that is made up of Base Face Amount and Supplemental Face Amount based on your individual needs and objectives, which may change through time. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product (see “Death benefit”).
If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any Surrender fee that applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the investment options you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”). If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code, there may also be a Replacement fee deducted from the net cash surrender value.
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Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals—Withdrawals”). We reserve the right to refuse any withdrawal that would cause the policy's Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000.
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations— Optional supplementary benefit riders you can add”).
Investment options
The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company of New York Separate Account B (“Separate Account”), a separate account operated by us under New York law. We also currently offer two “fixed account” options - the standard fixed account option, and the enhanced yield fixed account option offered as a supplementary benefit rider. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed accounts and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
Summary of policy risks
Lapse risk
If the net cash surrender value is insufficient to pay the charges when due, your policy can terminate (i.e. “lapse”). This can happen because you haven't paid enough premiums or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you've chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
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Transfer risk
There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.
Early surrender risk
Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that result in transfers that are large in relation to the total assets of the underlying portfolio.
To discourage market timing and disruptive trading activity, we impose restrictions (see “Market timing and disruptive trading practices”) on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”).
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the maximum charge, the minimum charge and the charge for the representative insured person. Other entries show only the maximum charge we can assess. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you transfer policy value between investment accounts or upon a section 1035 Exchange or replacement of your policy. The table also describes the deferred premium charge. The deferred premium charge is calculated at the end of every policy year in which premiums are paid. The premium charge is then assessed monthly over 10 policy years in 120 equal monthly amounts. A portion of the deferred premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Deferred premium charge	Upon making a premium payment (charge deducted monthly over a ten year period beginning in the policy year following the premium payment)(1)	0.11% monthly for ten policy years for each premium payment made in policy years 1-20 0.08% monthly for ten policy years for each premium payment made in policy years 21 and thereafter
Transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (2)
Replacement fee(3)	Upon a policy replacement or section 1035 exchange for the first ten policy years
Maximum charge		$37.69 per $1,000 of Total Face Amount
Minimum charge		$6.13 per $1,000 of Total Face Amount
Charge for representative insured person		$16.80 per $1,000 of Total Face Amount
Unscheduled Supplemental Face Amount increase charge	Upon unscheduled increase in Supplemental Face Amount for ten years from the date of the increase	$2.24 per $1,000 of unscheduled increase in Supplemental Face Amount
Surrender fee(4)	Upon a withdrawal or surrender of the policy (if such surrender is not subject to a Replacement fee) during the first 6 policy years
Maximum charge		$7.68 per $1,000 of Total Face Amount
Minimum charge		$0.88 per $1,000 of Total Face Amount
Charge for representative insured person		$2.40 per $1,000 of Total Face Amount

(1)  At the end of the first and every policy year thereafter, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.11% for premium payments made in policy years 1-20 (13% on a cumulative basis) and 0.08% for premium payments made in policy years 21 and thereafter (9% on a cumulative basis). The premium charge is then deducted monthly over ten policy years in 120 equal monthly amounts beginning in the policy year following the premium payment. Currently, the amount deducted is 0.08% for premium payments paid in policy years 1-20 and 0.05% for premium payments paid in policy years 21 and thereafter.
(2)  This charge is not currently imposed, but we reserve the right to do so in the policy.
(3)  A replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which the replacement occurs and grades down
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proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age and sex of the insured person. The maximum rate shown is for a 70 year old male. The minimum shown is for a 20 year old female. The representative insured person rate shown is for a 45 year old male. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(4)  This fee is applicable only to policies issued with the Surrender Fee Endorsement, which we may also refer to as the “Early Termination Fee Endorsement.” The fee deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the time the fee is applied or the Calculation Limit shown in your policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The maximum rate shown is for an 80 year old male. The minimum rate shown is for a 20 year old female. The representative insured person rate shown is for a 45 year old male. The fees shown are the amounts that would apply to a surrender in the first policy year of the charge period assuming the premiums that have been paid are equal to the Calculation Limit in the first policy year. See “Description of charges at the policy level - Deductions from policy value” or contact your John Hancock NY representative for more information about whether this fee will be applicable to your policy.
The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock NY representative.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of insurance charge(1)	Monthly
Maximum charge		$83.33 per $1,000 of NAR
Minimum charge		$0.04 per $1,000 NAR
Charge for representative insured person		$0.22 per $1,000 of NAR
Administrative charge	Monthly	$15.00
Base Face Amount charge(2)	Monthly for ten policy years from the Policy Date
Maximum charge		$4.02 per $1,000 of Base Face Amount
Minimum charge		$0.16 per $1,000 of Base Face Amount
Charge for representative insured person		$0.43 per $1,000 of Base Face Amount
Asset-based risk charge(3)	Monthly	0.13% of policy value
Policy loan interest rate(4)	Accrues daily payable annually	4.00%

(1)  The cost of insurance charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The maximum rate shown is the rate in the first policy year for a 90 year old male substandard smoker underwriting risk. The minimum rate shown is the rate in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk in the first policy year. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(2)  This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification of the insured person and duration (policy year). The maximum rate shown is for a 90 year old male standard smoker underwriting risk in policy year 1. The minimum rate shown is for a 20 year old female super preferred underwriting risk in policy year 1. The representative insured person rate shown refers to a 45 year old male standard non-smoker underwriting risk in policy year 1. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(3)  This charge only applies to the portion of the policy value held in the investment accounts. The charge determined does not apply to any policy value held in a fixed account. The maximum charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue. The maximum charge shown is for a policy with 10% Base Face Amount and 90% Supplemental Face Amount elected at issue. The current charge is the same for all policies, regardless of the percentages of Base Face Amount and Supplemental Face Amount elected at issue. The current charge is 0.00% of policy value in policy year 1, 0.02% of policy value in policy years 2-15, and 0.00% of policy value in policy years 16 and thereafter. For more information, contact your John Hancock NY representative.
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(4)  4.00% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%.) The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Accelerated Benefit Rider(1)	At exercise of benefit	$150
Overloan Protection Rider (2)	At exercise of benefit
Maximum charge		8.00%
Minimum charge		0.04%
Return of Premium Death Benefit Rider(3)	Monthly
Maximum charge		$83.33 per $1,000 of NAR
Minimum charge		$0.04 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR

(1)  This charge is not currently imposed, but we reserve the right to do so in the policy.
(2)  The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected. The minimum rate shown is for an insured person who has reached attained age 120 and the guideline premium test or the cash value accumulation test has been elected.
(3)  The Return of Premium Death Benefit Rider charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The maximum rate shown is the rate in the first policy year for a 90 year old male substandard smoker underwriting risk. The minimum rate shown is the rate in the first policy year for a 20 year old female super preferred underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk in the first policy year. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.68%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.53%, respectively.
The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2014.
Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)
Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
500 Index B1	0.46%	0.00%	0.03%	0.00%	0.49%
Active Bond	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core	0.77%	0.00%	0.05%	0.00%	0.82%
Alpha Opportunities	0.97%	0.00%	0.03%	0.00%	1.00%
American Asset Allocation[2]	0.28%	0.60%	0.04%	0.00%	0.92%
American Global Growth[2]	0.52%	0.60%	0.06%	0.00%	1.18%
American Growth[2]	0.33%	0.60%	0.04%	0.00%	0.97%
American Growth-Income[2]	0.27%	0.60%	0.04%	0.00%	0.91%
American International[2]	0.50%	0.60%	0.06%	0.00%	1.16%
American New World[2]	0.72%	0.60%	0.13%	0.00%	1.45%
Blue Chip Growth	0.78%	0.00%	0.03%	0.00%	0.81%
Bond	0.56%	0.00%	0.03%	0.00%	0.59%
Capital Appreciation	0.70%	0.00%	0.03%	0.00%	0.73%
Capital Appreciation Value[3]	0.81%	0.00%	0.05%	0.01%	0.87%
Core Bond	0.59%	0.00%	0.03%	0.00%	0.62%
Core Strategy[3]	0.04%	0.00%	0.02%	0.54%	0.60%
Emerging Markets Value	0.95%	0.00%	0.08%	0.00%	1.03%
Equity-Income[3]	0.78%	0.00%	0.03%	0.01%	0.82%
Financial Industries[3]	0.77%	0.00%	0.10%	0.08%	0.95%
Franklin Templeton Founding Allocation[3]	0.04%	0.00%	0.02%	0.90%	0.96%
Fundamental All Cap Core	0.68%	0.00%	0.03%	0.00%	0.71%
Fundamental Large Cap Value	0.63%	0.00%	0.03%	0.00%	0.66%
Global	0.81%	0.00%	0.05%	0.00%	0.86%
Global Bond[4]	0.70%	0.00%	0.06%	0.00%	0.76%
Health Sciences	0.97%	0.00%	0.04%	0.00%	1.01%
High Yield	0.67%	0.00%	0.06%	0.00%	0.73%
International Core	0.88%	0.00%	0.08%	0.00%	0.96%
International Growth Stock[3]	0.79%	0.00%	0.06%	0.01%	0.86%
International Equity Index B1	0.53%	0.00%	0.08%	0.00%	0.61%
International Small Company	0.95%	0.00%	0.13%	0.00%	1.08%
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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
International Value	0.80%	0.00%	0.06%	0.00%	0.86%
Investment Quality Bond	0.58%	0.00%	0.06%	0.00%	0.64%
Lifestyle Aggressive MVP[3,5]	0.05%	0.00%	0.03%	0.85%	0.93%
Lifestyle Balanced MVP[3,5]	0.05%	0.00%	0.01%	0.69%	0.75%
Lifestyle Conservative MVP3,5,	0.05%	0.00%	0.02%	0.65%	0.72%
Lifestyle Growth MVP[3,5]	0.05%	0.00%	0.02%	0.71%	0.78%
Lifestyle Moderate MVP[3,5]	0.05%	0.00%	0.02%	0.68%	0.75%
Mid Cap Index[6]	0.47%	0.00%	0.04%	0.00%	0.51%
Mid Cap Stock	0.83%	0.00%	0.04%	0.00%	0.87%
Mid Value[3]	0.95%	0.00%	0.04%	0.01%	1.00%
Money Market B1	0.50%	0.00%	0.04%	0.00%	0.54%
PIMCO VIT All Asset[7]	0.43%	0.45%	0.00%	0.80%	1.68%
Real Estate Securities	0.70%	0.00%	0.04%	0.00%	0.74%
Real Return Bond[8]	0.70%	0.00%	0.25%	0.00%	0.95%
Science and Technology	1.02%	0.00%	0.03%	0.00%	1.05%
Short Term Government Income	0.56%	0.00%	0.05%	0.00%	0.61%
Small Cap Growth	1.05%	0.00%	0.04%	0.00%	1.09%
Small Cap Index[3,9]	0.49%	0.00%	0.03%	0.06%	0.58%
Small Cap Opportunities[3,10]	1.00%	0.00%	0.04%	0.01%	1.05%
Small Cap Value[3]	1.04%	0.00%	0.03%	0.06%	1.13%
Small Company Value[3]	1.03%	0.00%	0.04%	0.18%	1.25%
Strategic Income Opportunities	0.64%	0.00%	0.05%	0.00%	0.69%
Total Bond Market B1	0.47%	0.00%	0.04%	0.00%	0.51%
Total Stock Market Index	0.48%	0.00%	0.04%	0.01%	0.53%
Ultra Short Term Bond	0.55%	0.00%	0.06%	0.00%	0.61%
U.S. Equity	0.75%	0.00%	0.04%	0.00%	0.79%
Utilities	0.83%	0.00%	0.04%	0.00%	0.87%
Value[3]	0.69%	0.00%	0.04%	0.04%	0.77%
M Capital Appreciation[11]	0.90%	0.00%	0.17%	0.00%	1.07%
M International Equity[11]	0.70%	0.00%	0.23%	0.00%	0.93%
M Large Cap Growth[11]	0.59%	0.00%	0.16%	0.00%	0.75%
M Large Cap Value[11]	0.45%	0.00%	0.23%	0.00%	0.68%

1John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the portfolio's net Total Fund Operating Expenses do not exceed its “Total Fund Operating Expenses” as shown in the table above. A portfolio's “Total Fund Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. JHIMS’ obligation to provide this waiver or reimbursement will remain in effect until April 30, 2016 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expense” for the portfolios would be as indicated below. For more information, please refer to the prospectus for the portfolio.
Portfolio	Total Fund Operating Expenses
500 Index B	0.25%
International Equity Index B	0.34%
Portfolio	Total Fund Operating Expenses
Money Market B	0.28%
Total Bond Market B	0.25%
2 The table reflects the combined fees of the feeder fund and the master fund.
3 “Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s “Total Fund Operating Expenses.” The “Total Fund Operating Expenses”
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shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
4“Other Expenses” reflect interest expense resulting from the portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a portfolio expense for accounting purposes. Any interest expense amount will vary based on the portfolio’s use of those investments as an investment strategy. Had these expenses been excluded, “Other Expenses” would have been 0.05%. For more information, please refer to the prospectus for the portfolio.
5John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.00% of the average annual net assets (on an annualized basis) of the portfolio. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. JHIMS may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the portfolio is below its expense limitation during this period. The fees shown in the table do not reflect this expense waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolios would be as indicated below. For more information, please refer to the prospectus for the underlying portfolio.
Portfolio	Total Fund Operating Expenses
Lifestyle Aggressive MVP	0.90%
Lifestyle Balanced MVP	0.74%
Lifestyle Conservative MVP	0.70%
Portfolio	Total Fund Operating Expenses
Lifestyle Growth	0.76%
Lifestyle Moderate	0.73%
6 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 0.10% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2016 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.41%. For more information, please refer to the prospectus for the portfolio.
7 Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed through May 1, 2016, to reduce its management fee to the extent that the underlying fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of “Acquired Fund Fees and Expenses” shown in the table. “Acquired Fund Fees and Expenses” include interest expense of 0.01%. Interest expense is based on the amount incurred during an underlying fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the underlying fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the underlying fund’s use of such investments as an investment strategy. “Total fund Operating Expenses” excluding interest expense of the underlying fund is 1.68%. The fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, the “Total Fund Operating Expenses” shown (excluding the interest expense of the underlying funds) would be 1.53%. The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expense to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
8 “Other Expenses” reflect interest expense resulting from the portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a portfolio expense for accounting purposes. Any interest expense amount will vary based on the portfolio’s use of those investments as an investment strategy. Had these expenses been excluded, “Other Expenses” would have been 0.14%. For more information, please refer to the prospectus for the portfolio.
9 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 0.05% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2016 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.53%. For more information, please refer to the prospectus for the portfolio.
10 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fees so that the amount retained by JHIMS after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2016 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver. If this waive had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.96%. For more information, please refer to the prospectus for the portfolio.
11 Until April 30, 2016, M Financial Investment Advisers, Inc. has contractually agreed to reimburse the portfolio for any ordinary expenses (other than advisory fees, brokerage, or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the portfolio's average annual net assets. For more information, please refer to the prospectus for the portfolio.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2014, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be
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available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios' investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
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Portfolio	Subadviser	Investment Objective
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
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Portfolio	Subadviser	Investment Objective
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to
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compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
The fixed account options
Our obligations under any fixed account option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed account options—the standard fixed account, and the enhanced yield fixed account offered as a supplementary benefit rider. The effective annual rate we declare for the fixed account options will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account options, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account options have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions
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of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value that may be allocated and/or transferred to all fixed accounts under your policy (and certain other policies), as described under the “Policy value - Transfers of existing policy value” section of your prospectus.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 900% of the Base Face Amount at the Issue Date. Thereafter, scheduled and unscheduled increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.
When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also, if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
Base Face Amount vs. Supplemental Face Amount
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. Some of these factors include the following:
•	As shown in the Fee Tables, there is a charge per $1,000 of Base Face Amount. This means for the same amount of Total Face Amount, your Face Amount charges deducted from policy value will be higher if you elect greater proportions of Base Face Amount at issue versus Supplemental Face Amount.
•	However, if you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. As shown in the Fee Tables, the “maximum” guaranteed charge of 0.13% of policy value is for a policy with 10% Base Face Amount and 90% Supplemental Face Amount at issue. A policy with 50% Base Face Amount Amount and 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.09%. For a policy with 100% Base Face Amount and 0% Supplemental Face Amount at issue, the guaranteed charge would be 0.03% of policy value. Please see the Fee Tables for a description of the guaranteed and current asset-based risk charges in all policy years. The asset-based risk charge percentages assessed on a current basis may be the same for both Base Face Amount and Supplemental Face Amount.
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•	Also, after the insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate. If your priority is to maximize the death benefit when the insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.
The charges applied to Base Face Amount will tend to result in lower cash value accumulation, or alternatively higher premium payments, for the same amount of death benefit compared to Supplemental Face Amount coverage. However, if the Company should increase the asset-based risk charges under your policy to the maximum limits, the higher guaranteed asset-based risk charge resulting from a higher amount of Supplemental Face Amount at issue could increase the policy’s risk of lapse, requiring additional premium payments. You should also consider that the amount of compensation paid to the selling broker-dealer will be higher if you elect greater proportions of Base Face Amount coverage at issue.
Ultimately, individual needs and objectives vary. You should discuss your individual needs with your registered representative.
The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:
Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
A table showing the factor for each age will appear in the policy.
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.
The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
When the insured person reaches 121
At and after the policy anniversary nearest the insured person's 121st birthday, the following will occur:
•	We will stop any monthly deduction charges.
•	We will stop accepting any premium payments.
•	We will no longer process withdrawals.
•	We will continue to credit interest to a fixed account.
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•	Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).
We will not allow any new loans. However, we will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.
Requesting an increase in coverage
After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Unscheduled increases are also subject to a charge for ten years from the date of the increase, as described in the Fee Tables. Generally, each such increase must be at least $50,000. We will require evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, an approved increase will take effect on the policy anniversary on or next following the date we approve the request. If you elect scheduled increases to your Supplemental Face Amount when you apply for the policy you may not elect to purchase the Return of Premium Death Benefit Rider. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Return of Premium Death Benefit Rider you may have elected at issue.
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:
•	the remaining Total Face Amount will be at least $100,000,
•	the remaining Base Face Amount will be at least $50,000, and
•	the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option
The death benefit option may be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Face Amount after the change will equal your Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the underlying investment accounts to one that is a level death benefit. Changing from Option 2 to Option 1 can also lower the monthly Cost of Insurance charge since this charge is lowered when the Net Amount At Risk is reduced; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option from Option 2 to Option 1 will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Tax consequences of coverage changes
If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax laws tests.
A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
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Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Ways in which we pay out policy proceeds
You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.
Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
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We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate then being earned on amounts allocated to the Money Market B investment account. Except as provided below, all premiums received on or after the Issue Date, but prior to the Allocation Date, will be held in the Money Market B investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions.
Any premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company.
Lapse and reinstatement
Lapse
A policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
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(b)  You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
The incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
We allocate your premium as described under “Processing premium payments.” There are no deductions taken at the time you make a payment. However, a deferred premium charge will be calculated and included in the monthly deductions (see “Description of charges at the policy level”).
Over time, the amount you've invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you've invested in any fixed account will earn interest at the rates we declare from time to time. For any fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for any fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. Otherwise, the policy level charges applicable to any fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Allocation of future premium payments
At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account (fixed or investment) in any policy year is $1,000,000.
Marketing timing and disruptive trading practices
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the
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portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.
In addition to the actions described above, we also reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful
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investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.
While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. The most you can transfer out of the enhanced yield fixed account in any one policy year is the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the enhanced yield fixed account maximum transfer percentage of 10% multiplied by the amount in the enhanced yield fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the enhanced yield fixed account during the previous policy year. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
We may waive the transfer restrictions on the fixed account. Please contact us or your John Hancock NY representative to find out if a waiver is currently in effect.
Yearly maximum for allocations and transfers to the fixed accounts. Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value under your policy (and certain other policies) that may be allocated and/or transferred to all fixed accounts to $1,000,000 during the most recent 12 calendar months.
The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any excess over such limit will be allocated or transferred to your other investment accounts according to your most recent allocation instructions. Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction.
Yearly maximum for transfers to and from an investment account. Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the amount of policy value under your policy (and certain other policies) that may be transferred to or from an investment account to $1,000,000 during the most recent 12 calendar months.
The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction. For policies issued prior to July 27, 2010, the maximum amount you may transfer without our approval to or from any account in any policy year is $1,000,000 on a per policy basis.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account(s). If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
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Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt, and less any Surrender fee that applies (as described below). This is called your “net cash surrender value.” If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code, there may also be a Replacement fee deducted from the net cash surrender value. Also, if your policy is issued with the Surrender Fee Endorsement, we will deduct a Surrender fee if you surrender your policy during the first 6 policy years, provided the surrender is not subject to a Replacement fee (see “Description of charges at the policy level—Surrender fee”). You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below three months’ worth of monthly deductions (see “Description of charges at the policy level—Surrender fee”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000. Also, if your policy is issued with the Surrender Fee Endorsement, there may be a pro-rata Surrender fee deducted from your policy value (see “Surrender fee”).
Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.
•	We first determine the net cash surrender value of your policy.
•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
•	We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.
•	We then subtract the third item above from the second item above.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.00% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment)
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in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the business day on or next following the day we receive the loan request.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
•	The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Loan repayments received prior to the close of the New York Stock Exchange will be applied on the same day it was received. Loan repayments received after the close of the New York Stock Exchange will be applied as of the next business day.
Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment accounts or any fixed account and placed in a special loan account. The investment accounts or any fixed account and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough policy value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
Description of charges at the policy level
Deductions from policy value
•	Deferred premium charge - At the end of the first and every policy year thereafter, we calculate a deferred premium charge on the basis of the premiums paid during that policy year, multiplied by a rate not to exceed 0.11% (13% on a cumulative basis). The premium charge is then deducted monthly over ten policy years in 120 equal monthly amounts.
•	Administrative charge - A monthly charge to help cover our administrative costs. We currently do not impose this charge but we reserve the right to charge a fee not to exceed $15.00.
•	Base Face Amount charge - A monthly charge (currently during the first 10 policy years) to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by duration (policy year) and by the insured person's sex, risk classification, and issue age.
•	Unscheduled Supplemental Face Amount Increase charge - A monthly charge assessed against the policy value for each unscheduled increase in Supplemental Face Amount. The charge is determined by multiplying the amount of the unscheduled increase in Supplemental Face Amount by the applicable rate for ten years from the date of the increase.
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•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on age of the insured person at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the Total Face Amount, plus the death benefit payable under any Supplementary Benefit riders where charges are deducted from the Policy Value and are based on the Net Amount at Risk, as of the first day of the Policy Month, divided by 1.0024663; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.
•	Replacement fee - A Replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age and sex of the insured person.
•	Surrender fee - Effective July 27, 2010, we will automatically issue the Surrender Fee Endorsement with all policies described in this prospectus that we determine according to our underwriting standards present a heightened risk of early termination. These standards will be (i) designed to identify cases that expose us to potential increased costs resulting from early surrenders or withdrawals, (ii) will be uniformly applied and reasonable, and (iii) will not unfairly discriminate against any purchaser. For example, we will take into account factors such as the nature of the purchaser (individual or corporate), the size and business type of any corporate purchaser, and the purposes for which the insurance is being purchased.
If your policy is issued with the Surrender Fee Endorsement, we will assess a fee upon the surrender of your policy during the first 6 policy years (if such surrender is not subject to a Replacement fee). The charge deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the time the charge is applied or the Calculation Limit shown in the policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The percentage applied is dependent upon the policy year during which the transaction occurs.
For example, assume a policy owner with the Surrender Fee Endorsement requests a full surrender in policy year 5, where the Calculation Limit equals $60,000, the total premiums paid to date equals $50,000 and the applicable Surrender fee percentage for policy year 5 is 2%. The resulting Surrender fee for the full surrender will equal $1,000 (2% multiplied by the lesser of $60,000 or $50,000). No Replacement fee is assessed.
A pro-rata portion of the Surrender fee will be deducted upon a request for a withdrawal during the first 6 policy years. The pro-rata Surrender fee is equal to the Surrender fee at the time of the withdrawal multiplied by the ratio of (a) divided by (b); where (a) and (b) equal the following:
    (a) is the lesser of:
     (1)  the amount of the withdrawal currently being taken, or
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     (2)  the excess, if any, of the sum of all premiums paid to date at the time of the withdrawal, minus the sum of all withdrawals previously taken; and
    (b) is the sum of all premiums paid to date at the time of withdrawal.
The sum of all pro-rata Surrender fees applicable to withdrawals will never exceed the amount of the Surrender fee at the time of the withdrawal. We will deduct any applicable pro-rata Surrender fee in the same manner that we deduct monthly deductions. If a Replacement fee will be deducted with respect to the surrender of this policy, any pro-rata portion of the Surrender fee which has been deducted during the first 6 policy years will be subtracted from the amount of the Replacement fee which would otherwise be deducted.
For example, assume a policy owner with the Surrender Fee Endorsement has taken a withdrawal for which we assessed a pro-rata Surrender fee of $1,000. If the policy is later replaced or exchanged after the Surrender fee charge period, and the applicable Replacement fee is determined to be $3,000, then we would assess a reduced Replacement fee equal to $2,000 ($3,000-$1,000).
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to any fixed account or the loan account.
•	Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.
•	Loan interest rate - We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 4.00% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25% (see “Policy loans”).
•	Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12) to compensate us for the costs of processing these transfers (see “Market timing and disruptive trading practices”).
Additional information about how certain policy charges work
Sales expenses and related charges
The deferred premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the deferred premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
We deduct the monthly deductions described in the Fee Tables section from your policy's accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.
Reduced charges for eligible classes
The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
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The Statement of Additional Information (“SAI”) contains additional informaiton about any special purchase programs we currently make available. For information as to how you may obtain a copy of the SAI, please see the last page of this prospectus.
Other charges we could impose in the future
Except for a portion of the deferred premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.
A portion of the deferred premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.
Under current laws, we may incur New York state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.
When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the standard fixed account and will continue to grow at the current standard fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy's loan account will continue to be credited with the policy's loan interest credited rate. Any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
•	Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage
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of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page. If you elected increases to your Supplemental Face Amount, you may not elect this rider.
You may increase the initial Return of Premium Death Benefit in two ways:
You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.
You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 - 5% to increase your Return of Premium Death Benefit. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.
This benefit is only available to you if you elect death benefit Option 1.
•	Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.
•	You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.
•	We must have a signed consent of any irrevocable beneficiary and any assignee.
•	You must claim the benefit voluntarily. We will not pay the benefit if you are claiming it to satisfy creditors or for government benefits.
If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.
•	Enhanced Yield Fixed Account Rider - You may elect to allocate your premiums or policy value to the enhanced yield fixed account that we offer by rider. Obligations under the enhanced yield fixed account are backed by our general account. We will credit interest at the rate we declare prospectively. The rate of interest will be based on our expectations for the enhanced yield fixed account's future investment earnings, persistency, mortality, expenses and reinsurance costs and future tax, reserve and capital requirements, but in no event will the minimum amount be less than 3% as described under “The fixed account options” in this prospectus. Additional transfer restrictions apply to amounts in an enhanced yield fixed account (see “Transfers of existing policy value”). We currently do not charge a separate fee for this rider. This rider is not available for new policies on and after April 30, 2012.
Variations in policy terms
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” Also, the guaranteed limit on the asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue as shown in the “Fee Tables.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge. Where approved, we may offer policies covering members of an employee or other group on a “Guaranteed Issue” or a “Simplified Issue” basis. In these cases, the Base Face Amount charges and cost of insurance charges may differ from the rates applied if traditional underwriting procedures are followed.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
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Procedures for issuance of a policy
Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
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•	Combining or removing fixed accounts or investment accounts.
•	Changes in the form of organization of any separate account.
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the various accounts.
•	Borrow or withdraw amounts you have in the accounts.
•	Change the beneficiary who will receive the death benefit.
•	Change the amount of insurance.
•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
•	Choose the form in which we will pay out the death benefit or other proceeds.
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock NY at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock NY representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. You will receive a refund of any premiums you’ve paid.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in either fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office.
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Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond the time limit that is specified in your policy, which generally is two years from the Issue Date.
Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
New York state law allows us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
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•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among accounts
•	change of allocation among accounts for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator
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Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 35.5% of target premium, and 4.25% of premium in excess of target, paid in the first policy year, 5.75% of target and 3.75% of excess premium paid in years 2-5, 4.75% of target and 3.75% of excess premium paid in years 6-10 and 2% of target and excess of target premium paid in policy years 11 and thereafter. In addition, JH Distributors is expected to pay compensation in policy years 6-15 not exceeding 0.15% of the net cash surrender value and 0.10% of the net cash surrender value in years 16 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. You should consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount at issue. In addition, a broker-dealer may receive compensation in an amount per $1,000 of unscheduled increase in Supplemental Face Amount. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies,
37

payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we
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determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from
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the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the
40

time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
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Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 200 Berkeley St., B-3-24 Boston, MA 02116-5022	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329 — 1933 Act File No. 333-153253

Statement of Additional Information
dated April 27, 2015

for interests in

John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	2
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH

Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2014, 2013, and 2012 was $132,392,739, $119,574,297 and $156,801,522, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-85296	333-131134	333-152408
333-88972	333-132905	333-153253
333-33504	333-141693	333-157213
333-100664	333-148992	333-179571
333-127543	333-151631	333-193995
333-131139		333-194819
4

AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2014 and 2013 and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

March 25, 2015

Boston, Massachusetts

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2014	2013

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$5,998	$6,181
Stocks:
Preferred stocks	1	4
Common stocks	4	3
Mortgage loans on real estate	1,089	1,158
Real estate:
Investment properties	235	274
Cash, cash equivalents and short-term investments	112	34
Policy loans	161	143
Derivatives	675	386
Receivable for collateral on derivatives	2	-
Receivable for securities	1	30
Other invested assets	186	68

Total cash and invested assets	8,464	8,281
Investment income due and accrued	97	111
Premiums due and deferred	12	11
Amounts recoverable from reinsurers	5	17
Net deferred tax asset	60	57
Other reinsurance receivable	25	30
Amounts due from affiliates	686	462
Other assets	15	18
Assets held in separate accounts	8,111	8,329

Total admitted assets	$17,475	$17,316

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS – (CONTINUED)

	December 31,
	2014	2013

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$4,693	$4,263
Policyholders’ and beneficiaries funds	194	203
Dividends payable to policyholders	4	4
Policy benefits in process of payment	18	27
Other amount payable on reinsurance	100	144
Other policy obligations	2	2

Total policy and contract obligations	5,011	4,643
Payable to parent and affiliates	74	220
Transfers to (from) separate account, net	(60)	(84)
Asset valuation reserve	62	21
Reinsurance in unauthorized companies	6	4
Funds withheld from unauthorized reinsurers	2,278	2,227
Interest maintenance reserve	177	186
Current federal income taxes payable	6	46
Derivatives	418	326
Payables for collateral on derivatives	141	51
Payables for securities	-	1
Other general account obligations	36	62
Obligations related to separate accounts	8,111	8,329

Total liabilities	16,260	16,032

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2014 and 2013)	2	2
Paid-in surplus	913	913
Unassigned surplus	300	369

Total capital and surplus	1,215	1,284

Total liabilities and capital and surplus	$17,475	$17,316

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,041	$1,043	$(505)
Consideration for supplementary contracts with life contingencies	23	22	11
Net investment income	380	543	585
Amortization of interest maintenance reserve	14	18	20
Commissions and expense allowance on reinsurance ceded	38	39	(74)
Reserve adjustment on reinsurance ceded	(7)	(12)	(7)
Separate account administrative and contract fees	114	116	114
Other revenue	21	4	12

Total premiums and other revenues	1,624	1,773	156

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,392	1,355	1,179
Annuity benefits	242	279	266
Disability and long-term care benefits	1	1	-
Interest and adjustments on policy or deposit-type funds	7	7	5
Payments on supplementary contracts with life contingencies	7	6	4
Increase (decrease) in life and long-term care reserves	433	(108)	(1,522)

Total benefits paid or provided	2,082	1,540	(68)

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	99	96	100
General expenses	51	52	48
Insurance taxes, licenses and fees	5	10	13
Net transfers to (from) separate accounts	(517)	(497)	(130)
Investment income ceded	207	60	109
Other deductions	(99)	(111)	(96)

Total insurance expenses and other deductions	(254)	(390)	44

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(204)	623	180

Dividends to policyholders	6	7	7

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(210)	616	173

Federal income tax expense (benefit)	(3)	62	13

Income (loss) from operations before net realized capital gains (losses)	(207)	554	160

Net realized capital gains (losses)	(25)	(88)	(91)

Net income (loss)	$(232)	$466	$69

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2012	$2	$913	$81	$(106)	$890

Net income (loss)				69	69
Change in net unrealized capital gains (losses)				26	26
Change in net deferred income tax				33	33
Decrease (increase) in non-admitted assets				(31)	(31)
Decrease (increase) in asset valuation reserves				23	23
Change in surplus as a result of reinsurance				(11)	(11)
SSAP No. 10 Revised deferred tax asset adjustment			(81)	81	-
Other adjustments, net				6	6

Balances at December 31, 2012	2	913	-	90	1,005

Net income (loss)				466	466
Change in net unrealized capital gains (losses)				(92)	(92)
Change in net deferred income tax				(101)	(101)
Decrease (increase) in non-admitted assets				(3)	(3)
Decrease (increase) in asset valuation reserves				21	21
Change in surplus as a result of reinsurance				(12)	(12)

Balances at December 31, 2013	2	913	-	369	1,284

Net income (loss)				(232)	(232)
Change in net unrealized capital gains (losses)				134	134
Change in net deferred income tax				91	91
Decrease (increase) in non-admitted assets				(15)	(15)
Change in liability for reinsurance in unauthorized reinsurance				(2)	(2)
Decrease (increase) in asset valuation reserves				(41)	(41)
Change in surplus as a result of reinsurance				(11)	(11)
Other adjustments, net				7	7

Balances at December 31, 2014	$2	$913	$-	$300	$1,215

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,064	$1,066	$1,163
Net investment income received	417	580	642
Separate account fees	114	116	114
Commissions and expenses allowance on reinsurance ceded	27	27	24
Miscellaneous income	18	4	10
Benefits and losses paid	(1,696)	(1,638)	(1,587)
Net transfers from (to) separate accounts	541	504	126
Commissions and expenses (paid) recovered	(262)	(138)	(201)
Dividends paid to policyholders	(7)	(7)	(7)
Federal and foreign income and capital gain taxes (paid) recovered	(39)	(73)	(152)

Net cash provided by operating activities	177	441	132

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	2,342	3,704	4,810
Stocks	4	-	-
Mortgage loans on real estate	91	95	99
Real estate	33	-	6
Other invested assets	17	1	-
Miscellaneous proceeds	-	-	1

Total investment proceeds	2,487	3,800	4,916

Cost of investments acquired:
Bonds	2,162	3,586	4,402
Stocks	2	5	1
Mortgage loans on real estate	27	283	64
Real estate	(2)	196	1
Other invested assets	117	61	4
Derivatives	37	75	77

Total cost of investments acquired	2,343	4,206	4,549
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(116)	142	5
Net increase (decrease) in policy loans	18	4	14

Net cash provided by (used in) investment activities	242	(552)	348

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(9)	(4)	21
Other cash provided (applied)	(332)	(35)	(537)

Net cash provided by (used in) financing and miscellaneous activities	(341)	(39)	(516)

Net increase (decrease) in cash, cash equivalents and short-term investments	78	(150)	(36)
Cash, cash equivalents and short-term investments at beginning of year	34	184	220

Cash, cash equivalents and short-term investments at end of year	$112	$34	$184

Non-cash investing activities during the year:
Transfer of assets to Commonwealth Annuity and Life Insurance Company	$-	$-	$(1,481)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located exclusively in the State of New York (“NY”). Through its insurance operations, the Company offers a variety of individual life insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products.

John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts pursuant to a distribution agreement with the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Realized capital gains (losses) on sales of securities are recognized using the first in first out (“FIFO) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2014, 2013 and 2012, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in JHIMS, an affiliated company, furniture and equipment, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. The Company is holding an additional $470 million and $400 million of reserves at December 31, 2014 and 2013, respectively, as a result of asset adequacy analysis. At December 31, 2014 and 2013, the Company held reserves of $292 million and $88 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables and the A-2000 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2014 or 2013. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2014 and 2013, the Company holds additional reserves of $24 million and $15 million respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guaranties under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2014 and 2013, the Company holds additional reserves of $138 million and $46 million, respectively, pursuant to Regulation 147.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the statements of operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the statements of operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 12% and 21% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2014 and 2013, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of New York.

The Superintendent of Financial Services has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2014 and 2013, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2014, the NAIC adopted updated guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair values hedges. The updated guidance also removed the requirement that similar hedges designate the same benchmark rate. The adoption of this guidance did not impact the Company’s Balance Sheets or Statements of Operations.

Future Adoption of New Accounting Standards

In December 2014, the NAIC adopted Actuarial Guideline 48 (“AG 48”) which intends to bring uniformity to the regulation of XXX and AXXX business subject to life insurer-owned captive reinsurance arrangements. The guidance requires the appointed actuary of the ceding company to perform an analysis of the amount and type of assets backing collateral. AG 48’s actuarial method determines the amount of “high quality assets” which must back collateral and is based on calculations from the NAIC principle based reserving valuation manual. Certified reinsurers as well as licensed and accredited reinsurers with no permitted practices will be exempt from AG 48. Additionally, AG 48 does not apply to policies that were issued prior to January 1, 2015 and included in a reserve financing arrangement as of December 31, 2014. As such, the adoption of AG 48 is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2014, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
U.S. government and agencies	$1,614	$215	$-	$1,829
States and political subdivisions	201	38	-	239
Foreign governments	61	7	-	68
Corporate bonds	3,465	282	(12)	3,735
Mortgage-backed and asset-backed securities	657	58	(1)	714

Total bonds	$5,998	$600	$(13)	$6,585

December 31, 2013:
U.S. government and agencies	$1,774	$6	$(145)	$1,635
States and political subdivisions	200	13	(5)	208
Foreign governments	59	4	-	63
Corporate bonds	3,459	178	(69)	3,568
Mortgage-backed and asset-backed securities	689	46	(3)	732

Total bonds	$6,181	$247	$(222)	$6,206

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2014, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$196	$199
Due after one year through five years	1,226	1,271
Due after five years through ten years	795	830
Due after ten years	3,124	3,571
Mortgage-backed and asset-backed securities	657	714

Total	$5,998	$6,585

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2014	2013

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$17	$28
Bonds pledged in support of exchange-traded futures	26	18
Bonds and cash pledged in support of cleared interest rate swaps	19	-

Total fair value	$62	$46

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2014 and 2013, the Company held below investment grade corporate bonds of $111 million and $167 million, with an aggregate fair value of $112 million and $173 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2014:
U.S. government and agencies	$24	$-	$59	$-	$83	$-
States and political subdivisions	-	-	3	-	3	-
Foreign governments	3	-	-	-	3	-
Corporate bonds	166	(3)	261	(9)	427	(12)
Mortgage-backed and asset-backed securities	26	-	18	(1)	44	(1)
Total	$219	$(3)	$341	$(10)	$560	$(13)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2013:
U.S. government and agencies	$1,184	$(62)	$351	$(83)	$1,535	$(145)
States and political subdivisions	46	(3)	12	(2)	58	(5)
Foreign governments	-	-	-	-	-	-
Corporate bonds	894	(50)	136	(19)	1,030	(69)
Mortgage-backed and asset-backed securities	69	(2)	5	(1)	74	(3)
Total	$2,193	$(117)	$504	$(105)	$2,697	$(222)

At December 31, 2014 and 2013, there were 148 and 311 bonds that had a gross unrealized loss of which the single largest unrealized loss was $1 million and $78 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Proceeds	$1,945	$3,066	$5,761
Realized gross gains	59	43	200
Realized gross losses	(49)	(138)	(46)

For the years ended December 31, 2014 and 2013, there were no realized capital losses related to bonds that had experienced an other-than temporary decline in value.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2014 and 2013.

Affiliate Transactions

In 2014, the Company sold certain and acquired certain bonds to an affiliate, JHUSA. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$1	$-	$-	$1
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	3	1	-	4
Affiliates*	-	-	-	-

Total stocks	$4	$1	$-	$5

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2013:
Preferred stocks:
Nonaffiliated	$4	$-	$-	$4
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1	2	-	3
Affiliates*	-	-	-	-

Total stocks	$5	$2	$-	$7

*	Affiliates - fair value represents the carrying value

At December 31, 2014 and 2013, there were 1 and 0 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2014 and 2013, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2014 and 2013, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2014:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$293	East North Central	$168
Industrial	116	East South Central	5
Office buildings	348	Middle Atlantic	153
Retail	238	Mountain	52
Agricultural	-	New England	28
Agribusiness	10	Pacific	405
Mixed use	-	South Atlantic	187
Other	84	West North Central	45
Allowance	-	West South Central	46
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$1,089	Total mortgage loans on real estate	$1,089

December 31, 2013:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$295	East North Central	$178
Industrial	123	East South Central	7
Office buildings	376	Middle Atlantic	165
Retail	266	Mountain	54
Agricultural	-	New England	35
Agribusiness	10	Pacific	419
Mixed use	-	South Atlantic	208
Other	88	West North Central	42
Allowance	-	West South Central	50
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$1,158	Total mortgage loans on real estate	$1,158

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 4.95% and 3.50% for commercial loans. The Company issued no new agricultural loans during 2014. The Company issued no purchase money mortgages in 2014 or 2013. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $1 million and $1 million at December 31, 2014 and 2013, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2014, 2013 and 2012, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2014	2013	2012

	(in millions)
Balance at beginning of year	$-	$-	$7
Additions, net	-	-	-
Recoveries of amounts previously charged off	-	-	(7)

Balance at end of year	$-	$-	$-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2014	2013

	(in millions)
AAA	$67	$68
AA	186	175
A	392	378
BBB	439	531
BB	5	6
B and lower and unrated	-	-

Total	$1,089	$1,158

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2014	2013

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	249	283
Properties held for sale	-	-
Less accumulated depreciation	(14)	(9)

Total	$235	$274

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2014, 2013 and 2012, respectively.

In 2014, the Company sold real estate to an affiliate, JHUSA. The real estate had a book value of approximately $32 million and a fair value of approximately $33 million at the date of the transaction. The Company recognized approximately $1 million in pre-tax realized gains.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other invested assets primarily consist of investments in partnerships and LLCs. The Company had no impairments in partnerships and LLCs in 2014, 2013, or 2012. A periodic review of projected discounted cash flows was performed and the analysis provided no evidence of impairments.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2014 or 2013.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Income:
Bonds	$264	$272	$333
Preferred stocks	-	-	-
Common stocks	-	-	-
Mortgage loans on real estate	63	53	50
Real estate	38	21	20
Policy loans	7	7	6
Cash, cash equivalents and short-term investments	-	-	-
Other invested assets	33	199	183
Derivatives	22	22	25
Other income	-	1	-

Total investment income	427	575	617

Expenses
Investment expenses	(39)	(29)	(30)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(1)	-
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(2)	(2)

Total investment expenses	(47)	(32)	(32)

Net investment income	$380	$543	$585

Other invested assets above represent income earned from the Company’s investment in JHIMS.

Realized capital losses and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Realized capital gains (losses)	$(19)	$(173)	$71
Less amount transferred to the IMR (net of related tax benefit (expense) of $(2) in 2014, $(30) in 2013, and $57 in 2012)	5	(56)	106

Realized capital gains (losses) before tax	(24)	(117)	(35)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	1	(29)	56

Net realized capital gains (losses)	$(25)	$(88)	$(91)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate bonds.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions “RSATs”):

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$8	$-	$25	$-
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	223	-	-	50	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$435	$8	$-	$75	$-

Other Hedging Relationships
	Interest rate swaps	$9,323	$667	$418	$667	$418
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	381	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity options	11	-	-	-	-
	Equity index futures	444	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,159	$667	$418	$667	$418

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$10,594	$675	$418	$742	$418

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2013
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$8	$-	$45	$3
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	298	-	-	12	17
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$510	$8	$-	$57	$20

Other Hedging Relationships
	Interest rate swaps	$8,175	$378	$326	$378	$326
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	252	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity options	-	-	-	-	-
	Equity index futures	304	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$8,731	$378	$326	$378	$326

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$9,241	$386	$326	$435	$346

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2014, 2013 and 2012, the Company recorded net unrealized gains of $27 million, $4 million, and $54 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2014, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The maximum time frame for which variable cash flows are hedged is 6 years.

Derivatives Not Designated in Effective Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains of $0 million, $8 million, and $9 million (including $0 million, $8 million, and $9 million of gains for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2014, 2013 and 2012, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2014, 2013 and 2012 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$196	$(144)	$33
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$196	$(144)	$33

Net realized capital gain (loss):
Interest rate swaps	$-	$8	$9
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	(8)	5	(5)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Equity index futures	(29)	(90)	(81)
Credit default swaps	-	-	-

Total net realized capital gain (loss)	$(37)	$(77)	$(77)

Total gain (loss) from derivatives in other hedging relationships	$159	$(221)	$(44)

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2014 and 2013, the Company had accepted collateral consisting of cash of $141 million and $57 million and various securities with a fair value of $211 million and $94 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities which do not require the additional disclosures as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. The Company’s derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Certain common stocks are included in this category.

Determination of Fair Value

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties that is other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties that is other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-

Common stocks:
Industrial and misc	4	4	-	-	4

Total common stocks	4	4	-	-	4

Derivatives:
Interest rate swaps	667	667	-	667	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	667	667	-	667	-
Assets held in separate accounts	8,111	8,111	8,111	-	-

Total assets	$8,782	$8,782	$8,111	$667	$4

Liabilities:
Derivatives:
Interest rate swaps	$418	$418	$-	$418	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	418	418	-	418	-
Liabilities held in separate accounts	8,111	8,111	8,111	-	-

Total liabilities	$8,529	$8,529	$8,111	$418	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-

Common stocks:
Industrial and misc	3	3	-	-	3

Total common stocks	3	3	-	-	3

Derivatives:
Interest rate swaps	378	378	-	378	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	378	378	-	378	-
Assets held in separate accounts	8,329	8,329	8,329	-	-

Total assets	$8,710	$8,710	$8,329	$378	$3

Liabilities:

Derivatives:
Interest rate swaps	$326	$326	$-	$326	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	326	326	-	326	-
Liabilities held in separate accounts	8,329	8,329	8,329	-	-

Total liabilities	$8,655	$8,655	$8,329	$326	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,998	$6,585	$-	$6,128	$457
Preferred stocks	1	1	-	-	1
Mortgage loans on real estate	1,089	1,195	-	-	1,195
Cash, cash equivalents and short term investments	112	112	97	15	-
Policy loans	161	161	-	161	-
Derivatives in effective hedge accounting and RSAT relationships	8	75	-	75	-

Total assets	$7,369	$8,129	$97	$6,379	$1,653

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	88	87	-	-	87
Policyholders’ and beneficiaries funds	194	233	-	163	70
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$282	$320	$-	$163	$157

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$6,181	$6,206	$-	$5,841	$365
Preferred stocks	4	4	-	-	4
Mortgage loans on real estate	1,158	1,233	-	-	1,233
Cash, cash equivalents and short term investments	34	34	33	1	-
Policy loans	143	143	-	143	-
Derivatives in effective hedge accounting and RSAT relationships	8	57	-	57	-

Total assets	$7,528	$7,677	$33	$6,042	$1,602

Liabilities:
Borrowed money	$-	$-	$-	$-	$-
Policy reserves	88	88	-	-	88
Policyholders’ and beneficiaries funds	203	230	-	151	79
Derivatives in effective hedge accounting and RSAT relationships	-	20	-	20	-

Total liabilities	$291	$338	$-	$171	$167

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2014 and 2013, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2014, 2013 and 2012, are summarized as follows:

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2014	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-

Common stocks:
Industrial and misc	3	-	1	-	-	-	(2)	-	2	-	4

Total common stocks	3	-	1	-	-	-	(2)	-	2	-	4

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$3	$-	$1	$-	$-	$-	$(2)	$-	$2	$-	$4

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2013	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-

Common stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total common stocks	-	-	-	-	3	-	-	-	-	-	3

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$-	$-	$-	$-	$3	$-	$-	$-	$-	$-	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2012	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-

Common stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total common stocks	-	-	-	-	-	-	-	-	-	-	-

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums earned
Direct	$1,025	$992	$1,110
Assumed	293	321	328
Ceded	(277)	(270)	(1,943)

Net	$1,041	$1,043	$(505)

Benefits to policyholders ceded	$473	557	375

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

In 2014 and 2013, the Company did not commute any ceded reinsurance.

As of December 31, 2014, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $468 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums assumed, net	$192	$216	$208
Benefits assumed, net	394	483	428

Other reinsurance receivable	10	15	5
Other amounts payable on reinsurance	86	124	109
Funds withheld from unauthorized reinsurers	1,952	1,978	2,018

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	40	62	33

Other amounts payable on reinsurance	-	5	1
Funds withheld from unauthorized reinsurers	25	26	51

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO and during the year, a small number of these policies were recaptured for administration purposes. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$4	$7	$14
Benefits ceded	8	5	2

Other amounts payable on reinsurance	1	-	-
Funds withheld from unauthorized reinsurers	301	223	284

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance funds withheld basis.

Non-Affiliated Reinsurance

On September 25, 2012, the Company entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“CWA”) to reinsure 90% of its fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1 billion in bonds. Under the terms of the agreement, the Company maintained responsibility for servicing of the polices. The transaction resulted in a charge to pre-tax income (loss) of ($124) million which included a ceding commission paid of ($110) million and a decrease of ($63) million to statutory surplus.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$401	$1	$402
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	401	1	402
(d) Deferred tax assets nonadmitted	208	-	208

(e) Subtotal net admitted deferred tax asset (c - d)	193	1	194
(f) Deferred tax liabilities	101	33	134

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$92	$(32)	$60

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$309	$1	$310
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	309	1	310
(d) Deferred tax assets nonadmitted	193	-	193

(e) Subtotal net admitted deferred tax asset (c - d)	116	1	117
(f) Deferred tax liabilities	40	20	60

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$76	$(19)	$57

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$92	$-	$92
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	92	-	92
(d) Deferred tax assets nonadmitted	15	-	15

(e) Subtotal net admitted deferred tax asset (c - d)	77	-	77
(f) Deferred tax liabilities	61	13	74

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$16	$(13)	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$60	$-	$60
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	173	-	173
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	133	1	134

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$193	$1	$194

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$57	$-	$57
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	184	-	184
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	59	1	60

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$116	$1	$117

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$3	$-	$3
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(11)	-	(11)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	74	-	74

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$77	$-	$77

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2014		2013

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1986	%	1304%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,156		$1,228

Impact of tax planning strategies is as follows:

	December 31, 2014
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$401	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$193	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2013
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$309	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$116	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$92	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$77	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
1. Current income tax
(a) Federal	$(3)	$62	$(65)
(b) Foreign	-	-	-

(c) Subtotal	(3)	62	(65)
(d) Federal income tax on net capital gains	1	(29)	30
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(2)	$33	$(35)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	313	214	99
(4) Investments	6	9	(3)
(5) Deferred acquisition costs	67	75	(8)
(6) Policyholder dividends accrual	-	-	-
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	2	-	2
(12) Tax credit carry-forward	9	7	2
(13) Other (including items <5% of total ordinary tax assets)	4	4	-

(99) Subtotal	$401	$309	$92
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	208	193	15

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$193	$116	$77
(e) Capital:
(1) Investments	$1	$1	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$1	$1	$-
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$1	$1	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$194	$117	$77
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$79	$17	$62
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	4	4	-
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	18	19	(1)

(99) Subtotal	$101	$40	$61
(b) Capital:
(1) Investments	$32	$20	$12
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	1	-	1

(99) Subtotal	$33	$20	$13

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$134	$60	$74

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$60	$57	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2014	2013	Change

	(in millions)
Total deferred tax assets	$402	$310	$92
Total deferred tax liabilities	134	60	74

Net deferred tax assets (liabilities)	$268	$250	$18

Tax effect of unrealized gains and losses			(73)
Tax effect of unrealized foreign exchange gains (losses)			-

Change in net deferred income taxes			$91

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Ordinary provisions computed at statutory rate	$(74)	$216	$61
Net realized capital gains (losses) before IMR at statutory rate	(7)	(61)	25
Change in nonadmitted assets	-	-	-
Reinsurance	(4)	(4)	(22)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	1	1	1
Amortization of IMR	(5)	(6)	(7)
Tax recorded in surplus	1	-	2
Dividend received deduction	(7)	(7)	(7)
Investment in subsidiaries	-	-	-
Prior year adjustment	-	1	(4)
Tax credits	(1)	(1)	(2)
Change in tax reserve	3	(4)	(10)
Pension	-	-	-
Other	-	(1)	(1)

Total	$(93)	$134	$36

Federal and foreign income taxes incurred	$(3)	$62	$13
Capital gains tax	1	(29)	56
Change in net deferred income taxes	(91)	101	(33)

Total statutory income tax expense (benefit)	$(93)	$134	$36

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2014, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating loss	2013	2028	$2
	2014	2029	5

			$7

Alternative minimum tax credit	2004		$1
	2005		1

			$2

Foreign tax credits	2006	2016	$1
	2008	2018	1
	2011	2021	2
	2013	2023	1
	2014	2024	2

			$7

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $0 million, $40 million and $73 million for 2014, 2013 and 2012, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Real Estate Finance Inc.
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc.	John Hancock Signature Services Inc.
Hancock Venture Partners Inc. Russia	John Hancock Timber Resource Corp.
HVP-Special Purpose Sub I Inc.	Manulife Reinsurance (Bermuda) Limited
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JHFS One Corp.	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Capital Growth Management Inc.	Signator Insurance Agency Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Investors Inc.
John Hancock Financial Network Inc.	Signator Financial Services, Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.	Transamerica Fund Distributors Inc.
John Hancock Leasing Corp.	Transamerica Fund Management Company
John Hancock Life Insurance Company (USA)

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) the Company’s parent, JHUSA, are $3 million and ($41) million at December 31, 2014 and 2013, respectively, and are included in current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013

	(in millions)
Balance at beginning of year	$5	$10
Additions based on tax positions related to the current year	1	1
Payments	-	(2)
Additions for tax positions of prior years	2	-
Reductions for tax positions of prior years	-	(4)

Balance at end of year	$8	$5

Included in the balances as of December 31, 2014 and 2013, respectively, are $8 million and $5 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2014 and 2013 are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $2 million and $2 million of interest benefit in each of the years ended December 31, 2014, 2013, and 2012. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2014 and 2013, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2014, 2013 and 2012.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent. New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations excluding realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends to JHUSA in the amount of $0 million, $0 million, and $0 million in 2014, 2013 and 2012, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2014 and 2013, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $68 million, $65 million, and $65 million at December 31, 2014, 2013 and 2012, respectively. As of December 31, 2014 and 2013, the Company had amounts payable of $16 million and $15 million, respectively.

Effective January 1, 2014, the Company has an Administrative Service Agreement with JHIMS and JHA whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include investment accounting and certain other administrative services. For such services, JHIMS and JHA will pay the company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the insurer. The amount earned under the agreement was $18 million for the year ended December 31, 2014.

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuities, variable life and other products issued by the Company. For the years ended December 31, 2014, 2013 and 2012, the Company was billed by JHD for underwriting commissions of $72 million, $68 million, and $67 million, respectively. The Company had amounts payable for services provided of $3 million and $4 million at December 31, 2014 and 2013, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and statements of operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2014 and 2013.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2014 and 2013, the Company had a receivable from JHUSA in the amount of $611 million and $381 million, respectively, which is included in amounts due from affiliates in the balance sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $17 million, which were included in investment income due and accrued at December 31, 2014 and 2013, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company leases office space under an operating lease agreement, which will expire in April 2017. Rental expenses were $53 thousand, $61 thousand, and $48 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Operating Leases
(in thousands)
2015	$57
2016	59
2017	20

Total minimum lease payments	$136

The Company does not have any sublease income related to its office space.

On December 23, 2014, the Company entered into an agreement with New York Life under which John Hancock Retirement Plan Services, LLC, an affiliate, will acquire New York Life’s Retirement Plan Services business. In addition, New York Life has agreed to assume, on a reinsurance basis, 60% of JHUSA’s in-force participating life insurance JHLICO closed block. The participating life insurance assumed by New York Life will include the NY business transferred to the Company from JHUSA on January 1, 2010 under a coinsurance agreement. Subject to the receipt of all necessary approvals and other customary closing conditions, the transaction is anticipated to close in the first half of 2015.

The Company has extended commitments to purchase long-term bonds of $8 million, to purchase other invested assets of $291 million, and issue agricultural and commercial mortgages of $8 million at December 31, 2014. Approximately 29% of these commitments expire in 2015 and the majority of the remainder expires by 2019.

Contingencies: The Company is subject to insurance guaranty fund laws in the state of New York in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. As of December 31, 2014 and 2013, the amount of the liability held was $0 million and $2 million, respectively, and the Company held a related asset of $6 million and $7 million, respectively, for premium tax credits for Executive Life of New York (“ELNY”).

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves - (continued)

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$134	$-	$-	$134	1%
At book value less current surrender charge of 5% or more	11	-	-	11	0%
At fair value	-	-	7,866	7,866	70%

Total with adjustment or at fair value	145	-	7,866	8,011	71%
At book value without adjustment (minimal or no charge or adjustment)	1,746	-	-	1,746	16%
Not subject to discretionary withdrawal	1,469	-	2	1,471	13%

Total (gross)	3,360	-	7,868	11,228	100%

Reinsurance ceded	1,361	-	-	1,361

Total (net)	$1,999	$-	$7,868	$9,867

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$190	$-	$-	$190	2%
At book value less current surrender charge of 5% or more	93	-	-	93	1%
At fair value	-	-	8,079	8,079	69%

Total with adjustment or at fair value	283	-	8,079	8,362	72%
At book value without adjustment (minimal or no charge or adjustment)	1,782	-	-	1,782	15%
Not subject to discretionary withdrawal	1,462	-	2	1,464	13%

Total (gross)	3,527	-	8,081	11,608	100%

Reinsurance ceded	1,458	-	-	1,458

Total (net)	$2,069	$-	$8,081	$10,150

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a Guaranteed Minimum Death Benefit (“GMDB”). The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2014 and 2013. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction

	December 31,
	2014	2013

	(in millions)
Group Annuities (Deposit Administration)	$4,248	$4,088
Variable Annuities	3,658	4,050
Life and COLI	205	191

Total	$8,111	$8,329

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $531 million and $529 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2014	$19	$5
2013	$20	$5
2012	$21	$4
2011	$20	$5
2010	$19	$6

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2014	2013

	(in millions, except for ages)
Account value	$3,719	$4,118
Amount of reserve held	170	50
Net amount at risk - gross	279	280
Weighted average attained age	67	66

The following assumptions and methodology were used to determine the amounts above at December 31, 2014 and 2013:

•

Actuarial Guideline XLIII (AG43) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG43.

•

In 2014 and 2013, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2014 and 2013, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2014	2013

	(in millions)
Type of Fund
Equity	$1,821	$2,012
Balanced	1,579	1,708
Bonds	431	478
Money Market	33	44

Total	$3,864	$4,242

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2014	2013

	(in millions)
Premiums, deposits and other considerations	$719	$703

Reserves for accounts with assets at:
Fair value	8,050	8,250
Amortized cost	-	-

Total	$8,050	$8,250

	December 31,
	2014	2013

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	104	97
At fair value	7,897	8,129
At book value without fair value adjustments and with current surrender charge of less than 5%	47	22

Subtotal	8,048	8,248
Not subject to discretionary withdrawal	2	2

Total	$8,050	$8,250

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2014	2013	2012

	(in millions)
Transfers to separate accounts	$884	$748	$923
Transfers from separate accounts	1,401	1,245	1,053

Net transfers to (from) separate accounts	$(517)	$(497)	$(130)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2014, 2013 and 2012.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2014, 2013 and 2012.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2014, 2013 and 2012.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2014 financial statements through March 25, 2015, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account B

December 31, 2014

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

December 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company of New York Separate Account B

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account B (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	International Equity Index Trust B Series I
Active Bond Trust Series I	International Equity Index Trust B Series NAV
Active Bond Trust Series NAV	International Growth Stock Trust Series I
All Cap Core Trust Series I	International Growth Stock Trust Series NAV
All Cap Core Trust Series NAV	International Small Company Trust Series I
Alpha Opportunities Trust Series NAV	International Small Company Trust Series NAV
American Asset Allocation Trust Series I	International Value Trust Series I
American Global Growth Trust Series I	International Value Trust Series NAV
American Growth Trust Series I	Investment Quality Bond Trust Series I
American Growth-Income Trust Series I	Investment Quality Bond Trust Series NAV
American International Trust Series I	Lifestyle Aggressive MVP Series I
American New World Trust Series I	Lifestyle Aggressive MVP Series NAV
Blue Chip Growth Trust Series I	Lifestyle Aggressive Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Lifestyle Balanced MVP Series I
Bond Trust Series I	Lifestyle Balanced MVP Series NAV
Bond Trust Series NAV	Lifestyle Balanced Trust PS Series NAV
Capital Appreciation Trust Series I	Lifestyle Conservative MVP Series I
Capital Appreciation Trust Series NAV	Lifestyle Conservative MVP Series NAV
Capital Appreciation Value Trust Series I	Lifestyle Conservative Trust PS Series NAV
Capital Appreciation Value Trust Series NAV	Lifestyle Growth MVP Series I
Core Bond Trust Series I	Lifestyle Growth MVP Series NAV
Core Bond Trust Series NAV	Lifestyle Growth Trust PS Series NAV
Core Strategy Trust Series NAV	Lifestyle Moderate MVP Series I
Emerging Markets Value Trust Series I	Lifestyle Moderate MVP Series NAV
Emerging Markets Value Trust Series NAV	Lifestyle Moderate Trust PS Series NAV
Equity-Income Trust Series I	M Capital Appreciation
Equity-Income Trust Series NAV	M International Equity
Financial Industries Trust Series I	M Large Cap Growth
Financial Industries Trust Series NAV	M Large Cap Value
Franklin Templeton Founding Allocation Trust	Mid Cap Index Trust Series I
Series I	Mid Cap Index Trust Series NAV
Franklin Templeton Founding Allocation Trust	Mid Cap Stock Trust Series I
Series NAV	Mid Cap Stock Trust Series NAV
Fundamental All Cap Core Trust Series I	Mid Value Trust Series I
Fundamental All Cap Core Trust Series NAV	Mid Value Trust Series NAV
Fundamental Large Cap Value Trust Series I	Money Market Trust B Series NAV
Fundamental Large Cap Value Trust Series NAV	Money Market Trust Series I
Global Bond Trust Series I	PIMCO All Asset
Global Bond Trust Series NAV	Real Estate Securities Trust Series I
Global Trust Series I	Real Estate Securities Trust Series NAV
Global Trust Series NAV	Real Return Bond Trust Series I
Health Sciences Trust Series I	Real Return Bond Trust Series NAV
Health Sciences Trust Series NAV	Science & Technology Trust Series I
High Yield Trust Series I	Science & Technology Trust Series NAV
High Yield Trust Series NAV	Short Term Government Income Trust Series I
International Core Trust Series I	Short Term Government Income Trust Series NAV
International Core Trust Series NAV	Small Cap Growth Trust Series I

Small Cap Growth Trust Series NAV	Total Return Trust Series I
Small Cap Index Trust Series I	Total Return Trust Series NAV
Small Cap Index Trust Series NAV	Total Stock Market Index Trust Series I
Small Cap Opportunities Trust Series I	Total Stock Market Index Trust Series NAV
Small Cap Opportunities Trust Series NAV	U.S. Equity Trust Series I
Small Cap Value Trust Series I	U.S. Equity Trust Series NAV
Small Cap Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Small Company Value Trust Series I	Utilities Trust Series I
Small Company Value Trust Series NAV	Utilities Trust Series NAV
Strategic Income Opportunities Trust Series I	Value Trust Series I
Strategic Income Opportunities Trust Series NAV	Value Trust Series NAV
Total Bond Market Trust B Series NAV

as of December 31, 2014, and the related statements of operations and changes in contract owners’ equity and unit values disclosure for the above mentioned sub-accounts and for the Fundamental Value Trust Series I, Fundamental Value Trust Series NAV, Natural Resources Trust Series I and Natural Resources Trust Series NAV sub-accounts (the “closed sub-accounts”) for each of the years or periods indicated therein. These financial statements and unit values disclosure are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and unit values disclosure based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and unit values disclosure are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and unit values disclosure, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and unit values disclosure referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2014, the results of their and the closed sub-accounts’ operations, changes in contract owners’ equity and unit values disclosure for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Toronto, Canada

March 27, 2015

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series NAV
Total Assets
Investments at fair value	$8,236,315	$394,343	$652,743	$292,502	$94,460	$123,687

Units outstanding	207,187	18,091	9,184	17,175	4,670	5,074
Unit value	$39.75	$21.80	$71.07	$17.03	$20.23	$24.38

Shares	320,729	39,913	66,000	10,707	3,456	9,081
Cost	$6,707,676	$385,513	$661,607	$157,192	$64,512	$130,064

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I	American New World Trust Series I
Total Assets
Investments at fair value	$2,100,944	$130,773	$2,280,920	$3,002,389	$1,280,803	$351,125

Units outstanding	138,059	8,908	100,699	138,267	62,089	21,872
Unit value	$15.22	$14.68	$22.65	$21.71	$20.63	$16.05

Shares	133,393	8,245	94,762	125,100	69,420	26,560
Cost	$1,742,449	$113,201	$1,591,361	$2,006,309	$1,102,598	$359,685

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV
Total Assets
Investments at fair value	$1,066,528	$3,576,383	$23,659	$452,864	$349,281	$4,417,057

Units outstanding	44,757	29,248	2,121	40,550	14,098	181,609
Unit value	$23.83	$122.28	$11.15	$11.17	$24.78	$24.32

Shares	29,725	99,732	1,731	33,153	22,578	285,340
Cost	$662,567	$2,353,530	$23,781	$453,398	$287,779	$3,539,268

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Capital Appreciation Value Trust Series I (g)	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series NAV	Emerging Markets Value Trust Series I
Total Assets
Investments at fair value	$510	$1,561,900	$141,319	$437,491	$6,619,955	$5,494

Units outstanding	29	89,066	6,979	26,904	449,310	390
Unit value	$17.59	$17.54	$20.25	$16.26	$14.73	$14.09

Shares	40	122,310	10,690	33,219	442,510	617
Cost	$493	$1,510,259	$136,199	$450,925	$6,206,884	$7,015

(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Emerging Markets Value Trust Series NAV	Equity-Income Trust Series I	Equity-Income Trust Series NAV	Financial Industries Trust Series I (f)	Financial Industries Trust Series NAV (f)	Franklin Templeton Founding Allocation Trust Series I
Total Assets
Investments at fair value	$2,590,066	$629,894	$6,715,353	$141,296	$487,971	$1,876

Units outstanding	228,695	22,695	146,478	5,974	17,143	129
Unit value	$11.33	$27.75	$45.85	$23.65	$28.46	$14.54

Shares	291,019	32,876	351,589	8,263	28,586	144
Cost	$3,292,241	$532,386	$5,533,645	$91,091	$357,663	$1,888

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Franklin Templeton Founding Allocation Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I
Total Assets
Investments at fair value	$2,449,871	$38,587	$352,202	$900,191	$2,105,046	$180,019

Units outstanding	168,405	1,058	16,262	31,741	105,440	8,349
Unit value	$14.55	$36.47	$21.66	$28.36	$19.96	$21.56

Shares	188,307	1,713	15,577	51,381	120,151	14,344
Cost	$2,178,055	$34,473	$257,292	$882,536	$1,905,531	$177,261

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I
Total Assets
Investments at fair value	$1,020,555	$215,827	$1,164,578	$349,067	$965,224	$309,128

Units outstanding	33,128	11,423	67,475	5,055	17,937	13,840
Unit value	$30.81	$18.89	$17.26	$69.05	$53.81	$22.34

Shares	81,644	11,023	59,539	10,404	28,574	54,233
Cost	$1,044,455	$197,735	$1,170,554	$205,304	$766,538	$345,778

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	High Yield Trust Series NAV	International Core Trust Series I	International Core Trust Series NAV	International Equity Index Trust B Series I	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I
Total Assets
Investments at fair value	$1,652,323	$128,774	$712,247	$239,490	$3,808,967	$155,218

Units outstanding	78,211	8,513	44,335	20,674	83,868	12,497
Unit value	$21.13	$15.13	$16.07	$11.58	$45.42	$12.42

Shares	293,486	12,241	67,963	15,110	240,465	9,362
Cost	$1,788,499	$124,269	$736,373	$226,166	$3,796,374	$132,810

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV	Investment Quality Bond Trust Series I
Total Assets
Investments at fair value	$463,061	$37,549	$640,189	$253,207	$877,407	$285,752

Units outstanding	37,245	2,651	45,118	10,573	56,823	12,387
Unit value	$12.43	$14.16	$14.19	$23.95	$15.44	$23.07

Shares	27,929	3,243	55,332	20,192	70,475	24,528
Cost	$417,013	$31,142	$624,020	$243,767	$957,234	$284,332

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I (a)	Lifestyle Aggressive MVP Series NAV (a)	Lifestyle Aggressive Trust PS Series NAV (g)	Lifestyle Balanced MVP Series I (b)	Lifestyle Balanced MVP Series NAV (b)
Total Assets
Investments at fair value	$316,012	$653,524	$10,794,056	$513	$5,156,549	$31,087,723

Units outstanding	19,771	31,997	577,996	48	220,369	1,769,503
Unit value	$15.98	$20.42	$18.68	$10.69	$23.40	$17.57

Shares	27,219	60,793	1,003,165	40	371,777	2,238,137
Cost	$322,965	$475,270	$8,913,953	$529	$4,530,075	$28,000,448

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Balanced Trust PS Series NAV (g)	Lifestyle Conservative MVP Series I (c)	Lifestyle Conservative MVP Series NAV (c)	Lifestyle Conservative Trust PS Series NAV (g)	Lifestyle Growth MVP Series I (d)	Lifestyle Growth MVP Series NAV (d)
Total Assets
Investments at fair value	$293,258	$153,347	$3,000,967	$56,674	$2,278,628	$31,571,596

Units outstanding	27,361	6,644	182,963	5,354	104,261	1,752,044
Unit value	$10.72	$23.08	$16.40	$10.59	$21.86	$18.02

Shares	20,696	12,652	247,197	4,252	161,262	2,231,208
Cost	$297,034	$152,984	$3,161,734	$58,232	$1,948,494	$27,153,689

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Growth Trust PS Series NAV	Lifestyle Moderate MVP Series I (e)	Lifestyle Moderate MVP Series NAV (e)	Lifestyle Moderate Trust PS Series NAV (g)	M Capital Appreciation (h)	M International Equity (h)
Total Assets
Investments at fair value	$297,183	$943,375	$6,125,293	$226,588	$168,555	$252,685

Units outstanding	27,502	40,463	354,540	21,221	1,981	7,646
Unit value	$10.81	$23.31	$17.28	$10.68	$85.09	$33.05

Shares	20,026	70,930	460,202	16,255	5,578	21,181
Cost	$303,000	$835,744	$5,968,343	$231,786	$171,992	$266,818

(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.
(g)	Sub-account available in prior year but no activity.
(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	M Large Cap Growth (h)	M Large Cap Value (h)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV
Total Assets
Investments at fair value	$305,599	$322,849	$298,995	$3,523,596	$436,778	$1,049,210

Units outstanding	6,087	13,536	7,105	127,684	12,897	14,232
Unit value	$50.21	$23.85	$42.08	$27.60	$33.87	$73.72

Shares	12,760	24,165	13,414	158,080	23,470	55,958
Cost	$293,125	$340,124	$221,773	$3,097,332	$345,911	$946,517

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Money Market Trust Series I	PIMCO All Asset (h)	Real Estate Securities Trust Series I
Total Assets
Investments at fair value	$248,330	$651,222	$4,845,898	$2,724,508	$4,982,772	$686,037

Units outstanding	9,557	16,316	278,873	202,418	314,480	13,676
Unit value	$25.98	$39.91	$17.38	$13.46	$15.84	$50.16

Shares	17,789	46,817	4,845,898	2,724,508	473,198	38,219
Cost	$195,108	$540,225	$4,845,898	$2,724,508	$5,324,362	$477,047

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Real Estate Securities Trust Series NAV	Real Return Bond Trust Series I	Real Return Bond Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I
Total Assets
Investments at fair value	$3,228,619	$36,491	$739,930	$224,166	$639,353	$339,020

Units outstanding	23,243	1,684	49,534	13,920	23,801	31,913
Unit value	$138.91	$21.67	$14.94	$16.10	$26.86	$10.62

Shares	180,976	3,041	62,494	8,278	23,480	27,362
Cost	$2,281,851	$37,041	$784,832	$127,159	$479,771	$352,301

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I
Total Assets
Investments at fair value	$520,568	$95,489	$573,386	$159,402	$2,590,774	$83,736

Units outstanding	48,883	3,455	17,493	4,901	99,799	2,122
Unit value	$10.65	$27.64	$32.78	$32.52	$25.96	$39.46

Shares	42,015	8,175	48,757	10,351	168,014	2,653
Cost	$538,739	$92,245	$535,669	$133,225	$2,298,644	$76,844

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I
Total Assets
Investments at fair value	$1,120,289	$9,713	$958,055	$268,298	$504,573	$294,710

Units outstanding	57,654	395	13,847	6,719	22,117	11,412
Unit value	$19.43	$24.59	$69.19	$39.93	$22.81	$25.82

Shares	35,655	395	39,009	10,849	20,436	22,259
Cost	$1,036,063	$9,452	$846,888	$185,934	$358,319	$298,807

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$4,148,660	$446,286	$690,878	$1,737,043	$187,171	$1,274,593

Units outstanding	216,653	18,892	23,015	96,310	7,818	15,988
Unit value	$19.15	$23.62	$30.02	$18.04	$23.94	$79.72

Shares	314,292	43,078	50,136	126,607	10,101	68,823
Cost	$4,182,359	$452,519	$705,002	$1,794,070	$119,029	$989,635

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	U.S. Equity Trust Series I	U.S. Equity Trust Series NAV	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV	Value Trust Series I
Total Assets
Investments at fair value	$71,680	$695,733	$118,706	$94,932	$923,083	$312,833

Units outstanding	4,899	47,465	11,787	2,544	30,892	7,879
Unit value	$14.63	$14.66	$10.07	$37.32	$29.88	$39.70

Shares	3,697	35,863	10,060	5,835	56,770	12,154
Cost	$52,456	$529,544	$120,873	$76,779	$760,267	$186,836

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Liabilities

December 31, 2014

Value Trust Series NAV
Total Assets
Investments at fair value	$612,991

Units outstanding	22,570
Unit value	$27.16

Shares	23,842
Cost	$525,968

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$123,209	$108,176	$12,402	$17,777	$22,119	$38,679
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	123,209	108,176	12,402	17,777	22,119	38,679

Realized gains (losses) on investments:
Capital gain distributions received	103,678	11,849	—	—	—	—
Net realized gain (loss)	625,486	223,636	338	568	(2,964)	1,707

Realized gains (losses)	729,164	235,485	338	568	(2,964)	1,707

Unrealized appreciation (depreciation) during the period	61,669	1,062,291	8,828	(17,898)	22,010	(39,231)

Net increase (decrease) in contract owners’ equity from operations	914,042	1,405,952	21,568	447	41,165	1,155

Changes from principal transactions:
Purchase payments	619,260	486,007	13,319	13,098	38,277	33,066
Transfers between sub-accounts and the company	441,822	1,491,959	57,793	45,768	(46,393)	32,507
Transfers on general account policy loans	(66,432)	(34,708)	250	260	(108)	2,051
Withdrawals	(42,378)	(661,963)	4	7	(13,944)	(2,985)
Annual contract fee	(394,115)	(273,841)	(13,642)	(12,740)	(20,060)	(21,848)

Net increase (decrease) in contract owners’ equity from principal transactions	558,157	1,007,454	57,724	46,393	(42,228)	42,791

Total increase (decrease) in contract owners’ equity	1,472,199	2,413,406	79,292	46,840	(1,063)	43,946
Contract owners’ equity at beginning of period	6,764,116	4,350,710	315,051	268,211	653,806	609,860

Contract owners’ equity at end of period	$8,236,315	$6,764,116	$394,343	$315,051	$652,743	$653,806

	2014	2013	2014	2013	2014	2013
Units, beginning of period	193,212	164,882	15,438	13,175	9,840	9,197
Units issued	71,834	66,058	3,298	2,813	4,194	997
Units redeemed	(57,859)	(37,728)	(645)	(550)	(4,850)	(354)

Units, end of period	207,187	193,212	18,091	15,438	9,184	9,840

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		All Cap Value Trust Series I
	2014	2013	2014	2013	2014	2013 (k)
Income:
Dividend distributions received	$2,790	$6,611	$904	$1,004	$—	$2,293
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,790	6,611	904	1,004	—	2,293

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	82,624
Net realized gain (loss)	11,296	45,028	4,051	4,602	—	(11,198)

Realized gains (losses)	11,296	45,028	4,051	4,602	—	71,426

Unrealized appreciation (depreciation) during the period	13,803	85,963	3,294	15,177	—	(15,915)

Net increase (decrease) in contract owners’ equity from operations	27,889	137,602	8,249	20,783	—	57,804

Changes from principal transactions:
Purchase payments	8,917	8,735	15,996	14,332	—	5,307
Transfers between sub-accounts and the company	(305)	(11,819)	302	7,313	—	(170,866)
Transfers on general account policy loans	(29,627)	(251,756)	(4,115)	(7,349)	—	—
Withdrawals	(20)	817	93	93	—	(35,218)
Annual contract fee	(13,172)	(13,364)	(8,811)	(7,820)	—	(5,380)

Net increase (decrease) in contract owners’ equity from principal transactions	(34,207)	(267,387)	3,465	6,569	—	(206,157)

Total increase (decrease) in contract owners’ equity	(6,318)	(129,785)	11,714	27,352	—	(148,353)
Contract owners’ equity at beginning of period	298,820	428,605	82,746	55,394	—	148,353

Contract owners’ equity at end of period	$292,502	$298,820	$94,460	$82,746	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	19,238	37,068	4,488	4,039	—	6,879
Units issued	450	536	772	1,255	—	2,997
Units redeemed	(2,513)	(18,366)	(590)	(806)	—	(9,876)

Units, end of period	17,175	19,238	4,670	4,488	—	—

(k)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Value Trust Series NAV		Alpha Opportunities Trust Series I		Alpha Opportunities Trust Series NAV
	2014	2013 (k)	2014 (g)	2013	2014	2013
Income:
Dividend distributions received	$—	$10,367	$—	$—	$683	$545
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	10,367	—	—	683	545

Realized gains (losses) on investments:
Capital gain distributions received	—	401,391	1	—	23,079	5,700
Net realized gain (loss)	—	(216,104)	2,551	—	1,305	390

Realized gains (losses)	—	185,287	2,552	—	24,384	6,090

Unrealized appreciation (depreciation) during the period	—	(21,402)	—	—	(17,229)	11,583

Net increase (decrease) in contract owners’ equity from operations	—	174,252	2,552	—	7,838	18,218

Changes from principal transactions:
Purchase payments	—	93,585	3,700	—	11,874	6,118
Transfers between sub-accounts and the company	—	(749,491)	(5,544)	—	15,876	24,238
Transfers on general account policy loans	—	—	—	—	—	—
Withdrawals	—	(1,926)	—	—	19	3
Annual contract fee	—	(29,882)	(708)	—	(5,400)	(3,634)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(687,714)	(2,552)	—	22,369	26,725

Total increase (decrease) in contract owners’ equity	—	(513,462)	—	—	30,207	44,943
Contract owners’ equity at beginning of period	—	513,462	—	—	93,480	48,537

Contract owners’ equity at end of period	$—	$—	$—	$—	$123,687	$93,480

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	32,923	—	—	4,146	2,918
Units issued	—	10,547	1,761	—	1,741	1,711
Units redeemed	—	(43,470)	(1,761)	—	(813)	(483)

Units, end of period	—	—	—	—	5,074	4,146

(g)	Sub-account available in prior year but no activity.
(k)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Global Small Capitalization Trust Series I
	2014	2013	2014	2013	2014	2013 (i)
Income:
Dividend distributions received	$31,520	$15,134	$1,058	$656	$—	$46
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	31,520	15,134	1,058	656	—	46

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	(2)
Net realized gain (loss)	33,119	30,193	3,017	1,812	—	2,195

Realized gains (losses)	33,119	30,193	3,017	1,812	—	2,193

Unrealized appreciation (depreciation) during the period	20,201	210,496	(1,395)	13,793	—	(212)

Net increase (decrease) in contract owners’ equity from operations	84,840	255,823	2,680	16,261	—	2,027

Changes from principal transactions:
Purchase payments	236,599	205,615	23,691	8,059	—	69
Transfers between sub-accounts and the company	393,860	132,228	33,389	23,922	—	(21,208)
Transfers on general account policy loans	(66)	(1,714)	—	—	—	—
Withdrawals	(6,112)	(32,615)	(274)	19	—	—
Annual contract fee	(114,470)	(85,240)	(10,533)	(5,682)	—	(340)

Net increase (decrease) in contract owners’ equity from principal transactions	509,811	218,274	46,273	26,318	—	(21,479)

Total increase (decrease) in contract owners’ equity	594,651	474,097	48,953	42,579	—	(19,452)
Contract owners’ equity at beginning of period	1,506,293	1,032,196	81,820	39,241	—	19,452

Contract owners’ equity at end of period	$2,100,944	$1,506,293	$130,773	$81,820	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	103,978	87,852	5,682	3,505	—	2,018
Units issued	40,911	24,729	3,866	2,825	—	141
Units redeemed	(6,830)	(8,603)	(640)	(648)	—	(2,159)

Units, end of period	138,059	103,978	8,908	5,682	—	—

(i)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American High-Income Bond Trust Series I
	2014	2013	2014	2013	2014	2013 (n)
Income:
Dividend distributions received	$18,536	$12,267	$26,611	$25,148	$—	$128
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	18,536	12,267	26,611	25,148	—	128

Realized gains (losses) on investments:
Capital gain distributions received	—	—	(1)	—	—	3,986
Net realized gain (loss)	260,489	101,325	141,487	83,364	—	389

Realized gains (losses)	260,489	101,325	141,486	83,364	—	4,375

Unrealized appreciation (depreciation) during the period	(104,422)	451,231	107,983	595,569	—	197

Net increase (decrease) in contract owners’ equity from operations	174,603	564,823	276,080	704,081	—	4,700

Changes from principal transactions:
Purchase payments	186,592	213,169	161,301	182,414	—	4,415
Transfers between sub-accounts and the company	(320,000)	(59,893)	(62,972)	(26,925)	—	(162,316)
Transfers on general account policy loans	(4,470)	(3,325)	(13,831)	(17,127)	—	(150)
Withdrawals	(122,987)	(33,738)	(27,861)	(47,184)	—	(8)
Annual contract fee	(132,314)	(133,262)	(128,441)	(128,496)	—	(3,666)

Net increase (decrease) in contract owners’ equity from principal transactions	(393,179)	(17,049)	(71,804)	(37,318)	—	(161,725)

Total increase (decrease) in contract owners’ equity	(218,576)	547,774	204,276	666,763	—	(157,025)
Contract owners’ equity at beginning of period	2,499,496	1,951,722	2,798,113	2,131,350	—	157,025

Contract owners’ equity at end of period	$2,280,920	$2,499,496	$3,002,389	$2,798,113	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	117,101	116,604	142,084	143,577	—	13,662
Units issued	11,315	15,422	15,002	10,133	—	926
Units redeemed	(27,717)	(14,925)	(18,819)	(11,626)	—	(14,588)

Units, end of period	100,699	117,101	138,267	142,084	—	—

(n)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series I		American New World Trust Series I		Blue Chip Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$13,433	$15,339	$3,073	$3,093	$—	$2,534
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	13,433	15,339	3,073	3,093	—	2,534

Realized gains (losses) on investments:
Capital gain distributions received	—	—	9,885	—	44,117	—
Net realized gain (loss)	96,010	67,910	2,984	517	96,311	52,826

Realized gains (losses)	96,010	67,910	12,869	517	140,428	52,826

Unrealized appreciation (depreciation) during the period	(156,927)	222,797	(48,311)	24,927	(41,008)	255,422

Net increase (decrease) in contract owners’ equity from operations	(47,484)	306,046	(32,369)	28,537	99,420	310,782

Changes from principal transactions:
Purchase payments	151,151	83,530	27,956	23,109	45,552	36,525
Transfers between sub-accounts and the company	(449,838)	401,643	28,122	89,716	35,055	54,386
Transfers on general account policy loans	(3,459)	(2,028)	(1,203)	—	(57,884)	(36,519)
Withdrawals	(37,995)	(426,347)	35	—	(452)	(7)
Annual contract fee	(54,245)	(67,416)	(16,749)	(15,468)	(56,731)	(49,268)

Net increase (decrease) in contract owners’ equity from principal transactions	(394,386)	(10,618)	38,161	97,357	(34,460)	5,117

Total increase (decrease) in contract owners’ equity	(441,870)	295,428	5,792	125,894	64,960	315,899
Contract owners’ equity at beginning of period	1,722,673	1,427,244	345,333	219,440	1,001,568	685,669

Contract owners’ equity at end of period	$1,280,803	$1,722,672	$351,125	$345,334	$1,066,528	$1,001,568

	2014	2013	2014	2013	2014	2013
Units, beginning of period	82,095	81,136	19,745	13,913	45,844	44,355
Units issued	10,624	34,067	4,759	6,499	5,706	10,344
Units redeemed	(30,630)	(33,108)	(2,632)	(667)	(6,793)	(8,855)

Units, end of period	62,089	82,095	21,872	19,745	44,757	45,844

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Bond Trust Series I		Bond Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$7,544	$622	$—	$11,992	$5,709
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	7,544	622	—	11,992	5,709

Realized gains (losses) on investments:
Capital gain distributions received	133,015	—	—	—	—	1,434
Net realized gain (loss)	131,451	233,627	299	141	(59)	13

Realized gains (losses)	264,466	233,627	299	141	(59)	1,447

Unrealized appreciation (depreciation) during the period	30,019	621,445	(120)	(157)	7,625	(9,357)

Net increase (decrease) in contract owners’ equity from operations	294,485	862,616	801	(16)	19,558	(2,201)

Changes from principal transactions:
Purchase payments	233,199	162,582	3,700	—	23,210	24,405
Transfers between sub-accounts and the company	501,749	24,486	19,843	(21,011)	242,412	(12,692)
Transfers on general account policy loans	(17,522)	(19,312)	—	—	(1,476)	(56)
Withdrawals	(64,341)	(1,001,660)	—	—	(200)	(10,928)
Annual contract fee	(166,765)	(128,708)	(685)	(60)	(15,199)	(11,655)

Net increase (decrease) in contract owners’ equity from principal transactions	486,320	(962,612)	22,858	(21,071)	248,747	(10,926)

Total increase (decrease) in contract owners’ equity	780,805	(99,996)	23,659	(21,087)	268,305	(13,127)
Contract owners’ equity at beginning of period	2,795,578	2,895,574	—	21,087	184,559	197,686

Contract owners’ equity at end of period	$3,576,383	$2,795,578	$23,659	$—	$452,864	$184,559

	2014	2013	2014	2013	2014	2013
Units, beginning of period	24,946	36,543	—	1,968	17,449	18,444
Units issued	7,335	2,924	5,296	—	24,289	2,564
Units redeemed	(3,033)	(14,521)	(3,175)	(1,968)	(1,188)	(3,559)

Units, end of period	29,248	24,946	2,121	—	40,550	17,449

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I
	2014	2013	2014	2013	2014 (g)	2013
Income:
Dividend distributions received	$161	$741	$3,561	$10,417	$5	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	161	741	3,561	10,417	5	—

Realized gains (losses) on investments:
Capital gain distributions received	37,034	—	462,114	—	—	—
Net realized gain (loss)	33,758	60,293	287,272	46,663	—	—

Realized gains (losses)	70,792	60,293	749,386	46,663	—	—

Unrealized appreciation (depreciation) during the period	(38,401)	41,365	(335,940)	1,246,403	17	—

Net increase (decrease) in contract owners’ equity from operations	32,552	102,399	417,007	1,303,483	22	—

Changes from principal transactions:
Purchase payments	26,750	24,705	42,489	25,678	—	—
Transfers between sub-accounts and the company	(4,632)	(83,603)	(55,478)	(65,034)	500	—
Transfers on general account policy loans	(25,299)	98	(1,853)	—	—	—
Withdrawals	(305)	(35,110)	(678,921)	(1,731)	—	—
Annual contract fee	(22,954)	(23,593)	(103,783)	(78,250)	(12)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(26,440)	(117,503)	(797,546)	(119,337)	488	—

Total increase (decrease) in contract owners’ equity	6,112	(15,104)	(380,539)	1,184,146	510	—
Contract owners’ equity at beginning of period	343,169	358,273	4,797,596	3,613,450	—	—

Contract owners’ equity at end of period	$349,281	$343,169	$4,417,057	$4,797,596	$510	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	15,188	21,789	216,360	224,075	—	—
Units issued	2,381	2,618	9,213	7,827	30	—
Units redeemed	(3,471)	(9,219)	(43,964)	(15,542)	(1)	—

Units, end of period	14,098	15,188	181,609	216,360	29	—

(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Value Trust Series NAV		Core Allocation Plus Trust Series NAV		Core Bond Trust Series I
	2014	2013	2014	2013 (j)	2014	2013
Income:
Dividend distributions received	$21,164	$13,847	$—	$28,663	$4,091	$2,943
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	21,164	13,847	—	28,663	4,091	2,943

Realized gains (losses) on investments:
Capital gain distributions received	145,208	89,177	—	294,960	—	5,281
Net realized gain (loss)	13,206	7,015	—	(202,039)	174	273

Realized gains (losses)	158,414	96,192	—	92,921	174	5,554

Unrealized appreciation (depreciation) during the period	(28,242)	86,601	—	23,953	3,736	(11,527)

Net increase (decrease) in contract owners’ equity from operations	151,336	196,640	—	145,537	8,001	(3,030)

Changes from principal transactions:
Purchase payments	186,471	130,894	—	139,012	—	—
Transfers between sub-accounts and the company	186,969	28,516	—	(918,946)	—	—
Transfers on general account policy loans	(6,170)	(6,655)	—	(1,004)	—	—
Withdrawals	(252)	(26,522)	—	(11)	—	—
Annual contract fee	(66,467)	(53,222)	—	(36,490)	(2,402)	(2,650)

Net increase (decrease) in contract owners’ equity from principal transactions	300,551	73,011	—	(817,439)	(2,402)	(2,650)

Total increase (decrease) in contract owners’ equity	451,887	269,651	—	(671,902)	5,599	(5,680)
Contract owners’ equity at beginning of period	1,110,013	840,362	—	671,902	135,720	141,400

Contract owners’ equity at end of period	$1,561,900	$1,110,013	$—	$—	$141,319	$135,720

	2014	2013	2014	2013	2014	2013
Units, beginning of period	71,132	65,861	—	63,215	7,101	7,238
Units issued	33,391	11,050	—	17,999	—	—
Units redeemed	(15,457)	(5,779)	—	(81,214)	(122)	(137)

Units, end of period	89,066	71,132	—	—	6,979	7,101

(j)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Bond Trust Series NAV		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series NAV
	2014	2013	2014	2013	2014	2013 (j)
Income:
Dividend distributions received	$12,261	$10,784	$161,981	$35,171	$—	$23,057
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12,261	10,784	161,981	35,171	—	23,057

Realized gains (losses) on investments:
Capital gain distributions received	—	18,987	20,736	310,312	—	264,399
Net realized gain (loss)	(16,842)	(2,192)	43,540	33,119	—	(165,433)

Realized gains (losses)	(16,842)	16,795	64,276	343,431	—	98,966

Unrealized appreciation (depreciation) during the period	30,424	(37,643)	136,963	173,079	—	(44,219)

Net increase (decrease) in contract owners’ equity from operations	25,843	(10,064)	363,220	551,681	—	77,804

Changes from principal transactions:
Purchase payments	55,882	38,628	722,752	378,870	—	43,509
Transfers between sub-accounts and the company	(127,510)	24,896	399,283	2,464,153	—	(586,715)
Transfers on general account policy loans	(2,176)	(2,058)	(62,804)	(9,154)	—	(4,109)
Withdrawals	(170)	1	(14,677)	(84,042)	—	(638)
Annual contract fee	(17,840)	(18,079)	(424,759)	(245,010)	—	(30,488)

Net increase (decrease) in contract owners’ equity from principal transactions	(91,814)	43,388	619,795	2,504,817	—	(578,441)

Total increase (decrease) in contract owners’ equity	(65,971)	33,324	983,015	3,056,498	—	(500,637)
Contract owners’ equity at beginning of period	503,462	470,138	5,636,940	2,580,442	—	500,637

Contract owners’ equity at end of period	$437,491	$503,462	$6,619,955	$5,636,940	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	32,822	30,002	406,113	221,775	—	43,478
Units issued	9,889	5,022	72,097	207,562	—	8,168
Units redeemed	(15,807)	(2,202)	(28,900)	(23,224)	—	(51,646)

Units, end of period	26,904	32,822	449,310	406,113	—	—

(j)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV		Equity-Income Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$110	$79	$53,585	$39,627	$12,471	$15,080
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	110	79	53,585	39,627	12,471	15,080

Realized gains (losses) on investments:
Capital gain distributions received	205	210	95,800	101,028	59,389	—
Net realized gain (loss)	(64)	(50)	(225,154)	(45,954)	84,749	91,548

Realized gains (losses)	141	160	(129,354)	55,074	144,138	91,548

Unrealized appreciation (depreciation) during the period	(561)	(441)	(43,971)	(191,613)	(103,754)	103,364

Net increase (decrease) in contract owners’ equity from operations	(310)	(202)	(119,740)	(96,912)	52,855	209,992

Changes from principal transactions:
Purchase payments	—	—	132,482	117,372	38,668	52,014
Transfers between sub-accounts and the company	115	122	(33,272)	60,142	(153,171)	(37,722)
Transfers on general account policy loans	—	—	(3,629)	(2,144)	(23,291)	—
Withdrawals	—	—	(254,294)	(5,223)	(42,047)	(65,921)
Annual contract fee	(370)	(383)	(87,260)	(87,573)	(49,235)	(50,540)

Net increase (decrease) in contract owners’ equity from principal transactions	(255)	(261)	(245,973)	82,574	(229,076)	(102,169)

Total increase (decrease) in contract owners’ equity	(565)	(463)	(365,713)	(14,338)	(176,221)	107,823
Contract owners’ equity at beginning of period	6,059	6,522	2,955,779	2,970,117	806,115	698,292

Contract owners’ equity at end of period	$5,494	$6,059	$2,590,066	$2,955,779	$629,894	$806,115

	2014	2013	2014	2013	2014	2013
Units, beginning of period	406	423	246,988	240,297	31,214	35,163
Units issued	6	8	21,300	20,447	2,059	4,304
Units redeemed	(22)	(25)	(39,593)	(13,756)	(10,578)	(8,253)

Units, end of period	390	406	228,695	246,988	22,695	31,214

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Equity-Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV
	2014	2013	2014 (f)	2013	2014 (f)	2013
Income:
Dividend distributions received	$123,940	$123,309	$1,000	$827	$3,552	$2,774
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	123,940	123,309	1,000	827	3,552	2,774

Realized gains (losses) on investments:
Capital gain distributions received	554,375	—	—	1,368	—	4,213
Net realized gain (loss)	375,182	152,807	(1,609)	(1,413)	22,639	8,647

Realized gains (losses)	929,557	152,807	(1,609)	(45)	22,639	12,860

Unrealized appreciation (depreciation) during the period	(530,629)	1,347,859	12,573	33,052	12,133	84,636

Net increase (decrease) in contract owners’ equity from operations	522,868	1,623,975	11,964	33,834	38,324	100,270

Changes from principal transactions:
Purchase payments	234,739	172,327	398	1,173	44,953	40,887
Transfers between sub-accounts and the company	1,956	(44,845)	(166)	(47)	5,419	33,983
Transfers on general account policy loans	(7,601)	(14,747)	(8,876)	—	(5,678)	322
Withdrawals	(741,758)	(636,297)	52	(4)	(2,390)	(2,314)
Annual contract fee	(216,239)	(194,953)	(4,169)	(3,977)	(40,057)	(38,221)

Net increase (decrease) in contract owners’ equity from principal transactions	(728,903)	(718,515)	(12,761)	(2,855)	2,247	34,657

Total increase (decrease) in contract owners’ equity	(206,035)	905,460	(797)	30,979	40,571	134,927
Contract owners’ equity at beginning of period	6,921,388	6,015,928	142,093	111,114	447,400	312,473

Contract owners’ equity at end of period	$6,715,353	$6,921,388	$141,296	$142,093	$487,971	$447,400

	2014	2013	2014	2013	2014	2013
Units, beginning of period	162,367	183,534	6,527	6,674	17,076	15,607
Units issued	13,077	9,138	5	117	2,379	3,021
Units redeemed	(28,966)	(30,305)	(558)	(264)	(2,312)	(1,552)

Units, end of period	146,478	162,367	5,974	6,527	17,143	17,076

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV		Fundamental All Cap Core Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$60	$48	$78,974	$43,350	$150	$11
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	60	48	78,974	43,350	150	11

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	14	—	27,684	21,845	214	132

Realized gains (losses)	14	—	27,684	21,845	214	132

Unrealized appreciation (depreciation) during the period	(5)	(7)	(52,475)	265,969	3,056	1,043

Net increase (decrease) in contract owners’ equity from operations	69	41	54,183	331,164	3,420	1,186

Changes from principal transactions:
Purchase payments	—	—	325,985	309,281	2,149	2,119
Transfers between sub-accounts and the company	46	2,147	296,711	162,229	149	33,009
Transfers on general account policy loans	—	—	(2,054)	(6,219)	(22)	—
Withdrawals	—	—	(1,222)	(33,129)	1	(211)
Annual contract fee	(395)	(32)	(114,526)	(89,004)	(2,225)	(1,385)

Net increase (decrease) in contract owners’ equity from principal transactions	(349)	2,115	504,894	343,158	52	33,532

Total increase (decrease) in contract owners’ equity	(280)	2,156	559,077	674,322	3,472	34,718
Contract owners’ equity at beginning of period	2,156	—	1,890,794	1,216,472	35,115	397

Contract owners’ equity at end of period	$1,876	$2,156	$2,449,871	$1,890,794	$38,587	$35,115

	2014	2013	2014	2013	2014	2013
Units, beginning of period	153	—	133,949	107,296	1,057	16
Units issued	2	155	42,102	35,637	67	1,091
Units redeemed	(26)	(2)	(7,646)	(8,984)	(66)	(50)

Units, end of period	129	153	168,405	133,949	1,058	1,057

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Holdings Trust Series I		Fundamental Large Cap Value Trust Series I
	2014	2013	2014	2013 (j)	2014	2013
Income:
Dividend distributions received	$1,547	$4,329	$—	$3,861	$4,813	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,547	4,329	—	3,861	4,813	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	74,039	—	—
Net realized gain (loss)	65,758	17,070	—	(43,649)	7,017	2

Realized gains (losses)	65,758	17,070	—	30,390	7,017	2

Unrealized appreciation (depreciation) during the period	(35,546)	96,360	—	(10,367)	13,953	3,702

Net increase (decrease) in contract owners’ equity from operations	31,759	117,759	—	23,884	25,783	3,704

Changes from principal transactions:
Purchase payments	26,528	24,725	—	28,082	15,981	83
Transfers between sub-accounts and the company	(185,747)	243,029	—	(177,470)	752,921	131,645
Transfers on general account policy loans	(1,002)	1,373	—	(2,939)	(17,765)	—
Withdrawals	(18,205)	(5,766)	—	(23,943)	166	14
Annual contract fee	(32,119)	(23,449)	—	(15,539)	(12,021)	(320)

Net increase (decrease) in contract owners’ equity from principal transactions	(210,545)	239,912	—	(191,809)	739,282	131,422

Total increase (decrease) in contract owners’ equity	(178,786)	357,671	—	(167,925)	765,065	135,126
Contract owners’ equity at beginning of period	530,988	173,317	—	167,925	135,126	—

Contract owners’ equity at end of period	$352,202	$530,988	$—	$—	$900,191	$135,126

	2014	2013	2014	2013	2014	2013
Units, beginning of period	26,920	11,939	—	11,451	5,270	—
Units issued	3,652	17,627	—	3,428	28,601	5,280
Units redeemed	(14,310)	(2,646)	—	(14,879)	(2,130)	(10)

Units, end of period	16,262	26,920	—	—	31,741	5,270

(j)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Fundamental Value Trust Series I		Fundamental Value Trust Series NAV
	2014	2013	2014 (l)	2013	2014 (l)	2013
Income:
Dividend distributions received	$14,079	$4,371	$10,487	$7,633	$4,930	$3,521
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	14,079	4,371	10,487	7,633	4,930	3,521

Realized gains (losses) on investments:
Capital gain distributions received	1	—	147,204	—	67,537	—
Net realized gain (loss)	29,119	5,349	122,750	30,136	29,649	35,391

Realized gains (losses)	29,120	5,349	269,954	30,136	97,186	35,391

Unrealized appreciation (depreciation) during the period	121,633	76,131	(237,552)	125,373	(83,333)	41,764

Net increase (decrease) in contract owners’ equity from operations	164,832	85,851	42,889	163,142	18,783	80,676

Changes from principal transactions:
Purchase payments	201,476	28,493	38,695	41,608	29,459	42,458
Transfers between sub-accounts and the company	575,315	1,134,680	(651,803)	215	(293,777)	(2,134)
Transfers on general account policy loans	(1,347)	(7,164)	(1,391)	(263)	(548)	(2,759)
Withdrawals	(6,341)	(6,726)	(2,552)	(32,289)	(14,186)	(145,487)
Annual contract fee	(81,371)	(18,096)	(43,480)	(45,391)	(29,453)	(35,994)

Net increase (decrease) in contract owners’ equity from principal transactions	687,732	1,131,187	(660,531)	(36,120)	(308,505)	(143,916)

Total increase (decrease) in contract owners’ equity	852,564	1,217,038	(617,642)	127,022	(289,722)	(63,240)
Contract owners’ equity at beginning of period	1,252,482	35,444	617,642	490,620	289,722	352,962

Contract owners’ equity at end of period	$2,105,046	$1,252,482	$—	$617,642	$—	$289,722

	2014	2013	2014	2013	2014	2013
Units, beginning of period	69,426	2,602	25,342	26,877	16,602	27,027
Units issued	48,249	68,598	1,161	1,580	2,023	2,603
Units redeemed	(12,235)	(1,774)	(26,503)	(3,115)	(18,625)	(13,028)

Units, end of period	105,440	69,426	—	25,342	—	16,602

(1)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Diversification Trust Series I
	2014	2013	2014	2013	2014	2013 (j)
Income:
Dividend distributions received	$1,738	$838	$10,281	$4,809	$—	$7,469
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,738	838	10,281	4,809	—	7,469

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	104,512
Net realized gain (loss)	745	1,437	(2,554)	(45,803)	—	(46,006)

Realized gains (losses)	745	1,437	(2,554)	(45,803)	—	58,506

Unrealized appreciation (depreciation) during the period	1,276	(14,038)	13,030	(62,401)	—	(22,528)

Net increase (decrease) in contract owners’ equity from operations	3,759	(11,763)	20,757	(103,395)	—	43,447

Changes from principal transactions:
Purchase payments	9,997	9,107	93,650	82,266	—	57,702
Transfers between sub-accounts and the company	872	(6,308)	57,853	(763,526)	—	(325,881)
Transfers on general account policy loans	—	—	(1,670)	(5,828)	—	(5,522)
Withdrawals	(85)	(49,337)	(13,485)	(4,035)	—	(25,297)
Annual contract fee	(4,756)	(6,877)	(57,865)	(67,282)	—	(38,319)

Net increase (decrease) in contract owners’ equity from principal transactions	6,028	(53,415)	78,483	(758,405)	—	(337,317)

Total increase (decrease) in contract owners’ equity	9,787	(65,178)	99,240	(861,800)	—	(293,870)
Contract owners’ equity at beginning of period	170,232	235,410	921,315	1,783,115	—	293,870

Contract owners’ equity at end of period	$180,019	$170,232	$1,020,555	$921,315	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	8,075	10,562	30,630	56,000	—	19,135
Units issued	464	602	8,228	5,022	—	10,687
Units redeemed	(190)	(3,089)	(5,730)	(30,392)	—	(29,822)

Units, end of period	8,349	8,075	33,128	30,630	—	—

(j)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series I		Global Trust Series NAV		Health Sciences Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$4,636	$1,424	$22,486	$1,828	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,636	1,424	22,486	1,828	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	42,319	21,030
Net realized gain (loss)	6,369	186,653	8,062	2,384	18,858	18,428

Realized gains (losses)	6,369	186,653	8,062	2,384	61,177	39,458

Unrealized appreciation (depreciation) during the period	(13,811)	(87,485)	(40,622)	24,184	27,141	60,863

Net increase (decrease) in contract owners’ equity from operations	(2,806)	100,592	(10,074)	28,396	88,318	100,321

Changes from principal transactions:
Purchase payments	1,328	589	41,066	15,979	4,322	3,278
Transfers between sub-accounts and the company	120,620	(944,520)	1,033,165	26,412	(9,601)	20,715
Transfers on general account policy loans	(623)	—	(6,068)	—	(9,150)	(22,311)
Withdrawals	—	(15)	(389)	5	(35)	(4,524)
Annual contract fee	(6,010)	(10,665)	(23,324)	(9,348)	(17,483)	(14,416)

Net increase (decrease) in contract owners’ equity from principal transactions	115,315	(954,611)	1,044,450	33,048	(31,947)	(17,258)

Total increase (decrease) in contract owners’ equity	112,509	(854,019)	1,034,376	61,444	56,371	83,063
Contract owners’ equity at beginning of period	103,318	957,337	130,202	68,758	292,696	209,633

Contract owners’ equity at end of period	$215,827	$103,318	$1,164,578	$130,202	$349,067	$292,696

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,326	64,693	7,354	5,089	5,588	6,046
Units issued	7,666	34	61,500	2,767	74	742
Units redeemed	(1,569)	(59,401)	(1,379)	(502)	(607)	(1,200)

Units, end of period	11,423	5,326	67,475	7,354	5,055	5,588

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series I		High Yield Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$21,438	$16,825	$115,527	$94,016
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	21,438	16,825	115,527	94,016

Realized gains (losses) on investments:
Capital gain distributions received	106,821	55,120	—	—	—	—
Net realized gain (loss)	133,077	16,598	(3,013)	(23,426)	(3,858)	213,969

Realized gains (losses)	239,898	71,718	(3,013)	(23,426)	(3,858)	213,969

Unrealized appreciation (depreciation) during the period	(10,437)	168,342	(20,025)	26,650	(113,912)	(48,713)

Net increase (decrease) in contract owners’ equity from operations	229,461	240,060	(1,600)	20,049	(2,243)	259,272

Changes from principal transactions:
Purchase payments	76,862	38,588	15,843	7,966	135,871	119,556
Transfers between sub-accounts and the company	(95,275)	172,099	75,765	(7,281)	73,781	(4,308,248)
Transfers on general account policy loans	(4,516)	(8,363)	—	—	(16,148)	(3,451)
Withdrawals	(7,790)	(9,841)	(972)	(16,269)	(34,925)	(234,554)
Annual contract fee	(66,185)	(34,259)	(9,462)	(9,895)	(74,807)	(97,465)

Net increase (decrease) in contract owners’ equity from principal transactions	(96,904)	158,224	81,174	(25,479)	83,772	(4,524,162)

Total increase (decrease) in contract owners’ equity	132,557	398,284	79,574	(5,430)	81,529	(4,264,890)
Contract owners’ equity at beginning of period	832,667	434,383	229,554	234,984	1,570,794	5,835,684

Contract owners’ equity at end of period	$965,224	$832,667	$309,128	$229,554	$1,652,323	$1,570,794

	2014	2013	2014	2013	2014	2013
Units, beginning of period	20,402	16,097	10,287	11,429	74,351	300,099
Units issued	5,426	5,685	3,859	508	9,304	27,426
Units redeemed	(7,891)	(1,380)	(306)	(1,650)	(5,444)	(253,174)

Units, end of period	17,937	20,402	13,840	10,287	78,211	74,351

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series NAV		International Equity Index Trust B Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$5,010	$2,395	$27,012	$9,462	$7,779	$6,366
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,010	2,395	27,012	9,462	7,779	6,366

Realized gains (losses) on investments:
Capital gain distributions received	—	1	—	—	—	—
Net realized gain (loss)	1,414	6,789	3,158	33,315	5,183	2,684

Realized gains (losses)	1,414	6,790	3,158	33,315	5,183	2,684

Unrealized appreciation (depreciation) during the period	(18,605)	9,723	(92,443)	35,431	(25,178)	26,450

Net increase (decrease) in contract owners’ equity from operations	(12,181)	18,908	(62,273)	78,208	(12,216)	35,500

Changes from principal transactions:
Purchase payments	10,703	4,616	51,258	23,252	10,561	10,974
Transfers between sub-accounts and the company	55,846	(593)	372,454	79,168	2,197	(22,313)
Transfers on general account policy loans	923	(4,323)	(1,503)	(7,587)	(32,187)	—
Withdrawals	(680)	(14,769)	(2,644)	(346,372)	(72)	24
Annual contract fee	(4,213)	(5,644)	(18,559)	(11,664)	(7,480)	(7,723)

Net increase (decrease) in contract owners’ equity from principal transactions	62,579	(20,713)	401,006	(263,203)	(26,981)	(19,038)

Total increase (decrease) in contract owners’ equity	50,398	(1,805)	338,733	(184,995)	(39,197)	16,462
Contract owners’ equity at beginning of period	78,376	80,181	373,514	558,509	278,687	262,225

Contract owners’ equity at end of period	$128,774	$78,376	$712,247	$373,514	$239,490	$278,687

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,835	6,182	21,680	40,565	22,948	24,735
Units issued	3,904	266	27,503	6,784	920	1,353
Units redeemed	(226)	(1,613)	(4,848)	(25,669)	(3,194)	(3,140)

Units, end of period	8,513	4,835	44,335	21,680	20,674	22,948

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Trust Series I		International Growth Stock Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$122,155	$106,275	$2,897	$2,329	$8,723	$7,141
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	122,155	106,275	2,897	2,329	8,723	7,141

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	126,693	53,848	11,520	422	59,370	4,458

Realized gains (losses)	126,693	53,848	11,520	422	59,370	4,458

Unrealized appreciation (depreciation) during the period	(418,316)	418,558	(13,702)	30,551	(62,657)	90,465

Net increase (decrease) in contract owners’ equity from operations	(169,468)	578,681	715	33,302	5,436	102,064

Changes from principal transactions:
Purchase payments	160,082	192,792	6,810	11,275	70,670	46,037
Transfers between sub-accounts and the company	(339,332)	(180,027)	(33,657)	1,299	(218,944)	(13,533)
Transfers on general account policy loans	(29,063)	(6,576)	(24,457)	—	(4,376)	(1,959)
Withdrawals	(304,889)	(6,644)	3	—	(6,711)	(25,628)
Annual contract fee	(160,537)	(148,217)	(4,433)	(5,096)	(22,465)	(24,656)

Net increase (decrease) in contract owners’ equity from principal transactions	(673,739)	(148,672)	(55,734)	7,478	(181,826)	(19,739)

Total increase (decrease) in contract owners’ equity	(843,207)	430,009	(55,019)	40,780	(176,390)	82,325
Contract owners’ equity at beginning of period	4,652,174	4,222,165	210,237	169,457	639,451	557,126

Contract owners’ equity at end of period	$3,808,967	$4,652,174	$155,218	$210,237	$463,061	$639,451

	2014	2013	2014	2013	2014	2013
Units, beginning of period	97,752	101,613	16,960	16,282	51,529	53,510
Units issued	13,708	10,966	533	1,073	10,192	4,449
Units redeemed	(27,592)	(14,827)	(4,996)	(395)	(24,476)	(6,430)

Units, end of period	83,868	97,752	12,497	16,960	37,245	51,529

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		International Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$556	$908	$8,843	$7,743	$8,180	$5,204
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	556	908	8,843	7,743	8,180	5,204

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,562	1,617	27,696	5,805	8,262	49,639

Realized gains (losses)	3,562	1,617	27,696	5,805	8,262	49,639

Unrealized appreciation (depreciation) during the period	(6,637)	8,708	(86,686)	75,986	(52,084)	26,387

Net increase (decrease) in contract owners’ equity from operations	(2,519)	11,233	(50,147)	89,534	(35,642)	81,230

Changes from principal transactions:
Purchase payments	3,584	4,625	58,844	32,479	17,458	22,377
Transfers between sub-accounts and the company	—	(5,969)	222,997	44,338	(39,023)	(765,066)
Transfers on general account policy loans	(211)	(183)	(6,373)	(2,908)	311	119
Withdrawals	(11,299)	84	(24,779)	(1,047)	(11,082)	(30,954)
Annual contract fee	(1,907)	(1,952)	(25,251)	(22,887)	(10,010)	(14,815)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,833)	(3,395)	225,438	49,975	(42,346)	(788,339)

Total increase (decrease) in contract owners’ equity	(12,352)	7,838	175,291	139,509	(77,988)	(707,109)
Contract owners’ equity at beginning of period	49,901	42,063	464,898	325,389	331,195	1,038,304

Contract owners’ equity at end of period	$37,549	$49,901	$640,189	$464,898	$253,207	$331,195

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,280	3,493	30,519	26,977	12,100	47,850
Units issued	128	240	25,099	5,682	816	2,006
Units redeemed	(757)	(453)	(10,500)	(2,140)	(2,343)	(37,756)

Units, end of period	2,651	3,280	45,118	30,519	10,573	12,100

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$28,922	$6,132	$8,546	$8,497	$9,616	$6,396
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	28,922	6,132	8,546	8,497	9,616	6,396

Realized gains (losses) on investments:
Capital gain distributions received	—	—	652	4,188	714	3,186
Net realized gain (loss)	9,469	13,938	292	369	45	(33,850)

Realized gains (losses)	9,469	13,938	944	4,557	759	(30,664)

Unrealized appreciation (depreciation) during the period	(157,231)	53,163	3,565	(17,334)	(195)	(52,283)

Net increase (decrease) in contract owners’ equity from operations	(118,840)	73,233	13,055	(4,280)	10,180	(76,551)

Changes from principal transactions:
Purchase payments	53,001	38,028	8,775	7,042	27,764	28,090
Transfers between sub-accounts and the company	577,781	93,594	48,138	7,621	141,895	(2,178,689)
Transfers on general account policy loans	(7,226)	(10,724)	766	225	(4,453)	(2,220)
Withdrawals	(9,095)	(23,863)	18	8	—	(14,438)
Annual contract fee	(46,951)	(26,799)	(7,114)	(6,354)	(16,481)	(38,240)

Net increase (decrease) in contract owners’ equity from principal transactions	567,510	70,236	50,583	8,542	148,725	(2,205,497)

Total increase (decrease) in contract owners’ equity	448,670	143,469	63,638	4,262	158,905	(2,282,048)
Contract owners’ equity at beginning of period	428,737	285,268	222,114	217,852	157,107	2,439,155

Contract owners’ equity at end of period	$877,407	$428,737	$285,752	$222,114	$316,012	$157,107

	2014	2013	2014	2013	2014	2013
Units, beginning of period	24,302	20,409	10,155	9,769	10,372	158,062
Units issued	35,515	7,890	2,527	643	10,603	2,682
Units redeemed	(2,994)	(3,997)	(295)	(257)	(1,204)	(150,372)

Units, end of period	56,823	24,302	12,387	10,155	19,771	10,372

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series NAV		Lifestyle Aggressive Trust PS Series NAV
	2014 (a)	2013	2014 (a)	2013	2014 (g)	2013
Income:
Dividend distributions received	$18,681	$13,725	$313,468	$225,358	$12	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	18,681	13,725	313,468	225,358	12	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	14	—
Net realized gain (loss)	4,398	4,723	252,683	366,944	—	—

Realized gains (losses)	4,398	4,723	252,683	366,944	14	—

Unrealized appreciation (depreciation) during the period	(13,500)	106,914	(435,661)	1,416,586	(16)	—

Net increase (decrease) in contract owners’ equity from operations	9,579	125,362	130,490	2,008,888	10	—

Changes from principal transactions:
Purchase payments	55,685	55,167	1,664,067	1,531,534	89	—
Transfers between sub-accounts and the company	—	—	40,152	209,690	473	—
Transfers on general account policy loans	—	(8,036)	(52,741)	(78,293)	—	—
Withdrawals	21	—	(233,408)	(1,671,033)	—	—
Annual contract fee	(18,699)	(17,890)	(535,381)	(468,216)	(59)	—

Net increase (decrease) in contract owners’ equity from principal transactions	37,007	29,241	882,689	(476,318)	503	—

Total increase (decrease) in contract owners’ equity	46,586	154,603	1,013,179	1,532,570	513	—
Contract owners’ equity at beginning of period	606,938	452,335	9,780,877	8,248,307	—	—

Contract owners’ equity at end of period	$653,524	$606,938	$10,794,056	$9,780,877	$513	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	30,131	28,456	531,818	568,585	—	—
Units issued	2,578	2,836	108,084	102,618	50	—
Units redeemed	(712)	(1,161)	(61,906)	(139,385)	(2)	—

Units, end of period	31,997	30,131	577,996	531,818	48	—

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series NAV
	2014 (b)	2013	2014 (b)	2013	2014 (g)	2013
Income:
Dividend distributions received	$147,998	$137,801	$905,005	$708,124	$8,057	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	147,998	137,801	905,005	708,124	8,057	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	737	—
Net realized gain (loss)	16,177	9,534	459,103	544,396	176	—

Realized gains (losses)	16,177	9,534	459,103	544,396	913	—

Unrealized appreciation (depreciation) during the period	51,055	432,585	(223,645)	1,537,163	(3,776)	—

Net increase (decrease) in contract owners’ equity from operations	215,230	579,920	1,140,463	2,789,683	5,194	—

Changes from principal transactions:
Purchase payments	43,208	44,930	2,681,097	2,818,610	45,652	—
Transfers between sub-accounts and the company	815	3,220	3,495,967	1,891,725	253,724	—
Transfers on general account policy loans	(13,881)	(11,774)	(288,923)	(93,347)	—	—
Withdrawals	(6,631)	(10,751)	(189,735)	(858,268)	340	—
Annual contract fee	(130,600)	(149,214)	(1,921,002)	(1,621,583)	(11,652)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(107,089)	(123,589)	3,777,404	2,137,137	288,064	—

Total increase (decrease) in contract owners’ equity	108,141	456,331	4,917,867	4,926,820	293,258	—
Contract owners’ equity at beginning of period	5,048,408	4,592,077	26,169,856	21,243,036	—	—

Contract owners’ equity at end of period	$5,156,549	$5,048,408	$31,087,723	$26,169,856	$293,258	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	224,999	230,822	1,552,983	1,423,172	—	—
Units issued	1,714	1,801	362,992	346,414	28,092	—
Units redeemed	(6,344)	(7,624)	(146,472)	(216,603)	(731)	—

Units, end of period	220,369	224,999	1,769,503	1,552,983	27,361	—

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series NAV		Lifestyle Conservative Trust PS Series NAV
	2014 (c)	2013	2014 (c)	2013	2014 (g)	2013
Income:
Dividend distributions received	$4,319	$5,194	$85,710	$117,616	$1,685	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,319	5,194	85,710	117,616	1,685	—

Realized gains (losses) on investments:
Capital gain distributions received	8,653	4,798	176,755	109,843	389	—
Net realized gain (loss)	(71)	61	(27,762)	25,960	(5)	—

Realized gains (losses)	8,582	4,859	148,993	135,803	384	—

Unrealized appreciation (depreciation) during the period	(5,461)	(4,399)	(81,322)	(121,377)	(1,558)	—

Net increase (decrease) in contract owners’ equity from operations	7,440	5,654	153,381	132,042	511	—

Changes from principal transactions:
Purchase payments	—	—	333,988	343,834	153	—
Transfers between sub-accounts and the company	945	1,758	(441,150)	264,575	56,671	—
Transfers on general account policy loans	398	—	(113,422)	4,750	—	—
Withdrawals	36	—	(42,107)	(670,790)	(9)	—
Annual contract fee	(4,972)	(4,997)	(236,094)	(209,929)	(652)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(3,593)	(3,239)	(498,785)	(267,560)	56,163	—

Total increase (decrease) in contract owners’ equity	3,847	2,415	(345,404)	(135,518)	56,674	—
Contract owners’ equity at beginning of period	149,500	147,085	3,346,371	3,481,889	—	—

Contract owners’ equity at end of period	$153,347	$149,500	$3,000,967	$3,346,371	$56,674	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	6,802	6,952	214,173	231,764	—	—
Units issued	46	69	35,932	61,958	5,405	—
Units redeemed	(204)	(219)	(67,142)	(79,549)	(51)	—

Units, end of period	6,644	6,802	182,963	214,173	5,354	—

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series NAV
	2014 (d)	2013	2014 (d)	2013	2014 (g)	2013
Income:
Dividend distributions received	$64,515	$53,092	$907,301	$678,193	$7,737	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	64,515	53,092	907,301	678,193	7,737	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	399	—
Net realized gain (loss)	11,580	(4,364)	546,191	507,881	82	—

Realized gains (losses)	11,580	(4,364)	546,191	507,881	481	—

Unrealized appreciation (depreciation) during the period	(28,242)	319,983	(796,625)	3,243,650	(5,816)	—

Net increase (decrease) in contract owners’ equity from operations	47,853	368,711	656,867	4,429,724	2,402	—

Changes from principal transactions:
Purchase payments	108,854	103,370	3,037,270	3,184,960	10,372	—
Transfers between sub-accounts and the company	(472)	(10,245)	2,284,445	1,631,124	291,503	—
Transfers on general account policy loans	(12,972)	(6,924)	(504,778)	(261,388)	—	—
Withdrawals	(69,068)	(12,743)	(542,436)	(386,685)	(147)	—
Annual contract fee	(67,611)	(67,596)	(2,003,649)	(1,799,566)	(6,947)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(41,269)	5,862	2,270,852	2,368,445	294,781	—

Total increase (decrease) in contract owners’ equity	6,584	374,573	2,927,719	6,798,169	297,183	—
Contract owners’ equity at beginning of period	2,272,044	1,897,471	28,643,877	21,845,708	—	—

Contract owners’ equity at end of period	$2,278,628	$2,272,044	$31,571,596	$28,643,877	$297,183	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	106,207	105,854	1,625,818	1,480,274	—	—
Units issued	3,425	4,817	246,490	340,603	27,771	—
Units redeemed	(5,371)	(4,464)	(120,264)	(195,059)	(269)	—

Units, end of period	104,261	106,207	1,752,044	1,625,818	27,502	—

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series NAV		Lifestyle Moderate Trust PS Series NAV
	2014 (e)	2013	2014 (e)	2013	2014 (g)	2013
Income:
Dividend distributions received	$27,181	$27,659	$179,303	$171,212	$6,423	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	27,181	27,659	179,303	171,212	6,423	—

Realized gains (losses) on investments:
Capital gain distributions received	44,873	—	279,739	—	2,338	—
Net realized gain (loss)	2,357	773	84,267	78,474	48	—

Realized gains (losses)	47,230	773	364,006	78,474	2,386	—

Unrealized appreciation (depreciation) during the period	(27,717)	63,504	(260,081)	210,097	(5,197)	—

Net increase (decrease) in contract owners’ equity from operations	46,694	91,936	283,228	459,783	3,612	—

Changes from principal transactions:
Purchase payments	5,372	10,802	598,860	507,915	2,217	—
Transfers between sub-accounts and the company	—	—	93,815	1,368,386	224,940	—
Transfers on general account policy loans	(50,173)	(1,626)	(29,061)	(13,970)	—	—
Withdrawals	64	(23,552)	(44,110)	(294,530)	(3)	—
Annual contract fee	(19,519)	(26,273)	(460,763)	(379,564)	(4,178)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(64,256)	(40,649)	158,741	1,188,237	222,976	—

Total increase (decrease) in contract owners’ equity	(17,562)	51,287	441,969	1,648,020	226,588	—
Contract owners’ equity at beginning of period	960,937	909,650	5,683,324	4,035,304	—	—

Contract owners’ equity at end of period	$943,375	$960,937	$6,125,293	$5,683,324	$226,588	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	43,252	45,127	345,374	270,413	—	—
Units issued	87	314	56,302	114,596	21,529	—
Units redeemed	(2,876)	(2,189)	(47,136)	(39,635)	(308)	—

Units, end of period	40,463	43,252	354,540	345,374	21,221	—

(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	M Capital Appreciation (h)		M International Equity (h)		M Large Cap Growth (h)
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$6,048	$2,259	$122	$553
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	6,048	2,259	122	553

Realized gains (losses) on investments:
Capital gain distributions received	15,483	4,105	—	—	33,074	6,520
Net realized gain (loss)	2,202	73	(271)	251	7,906	3,596

Realized gains (losses)	17,685	4,178	(271)	251	40,980	10,116

Unrealized appreciation (depreciation) during the period	(4,502)	1,180	(22,301)	5,712	(12,755)	18,252

Net increase (decrease) in contract owners’ equity from operations	13,183	5,358	(16,524)	8,222	28,347	28,921

Changes from principal transactions:
Purchase payments	17,518	1,666	33,432	10,393	36,174	22,726
Transfers between sub-accounts and the company	87,969	43,737	131,827	54,791	119,817	38,154
Transfers on general account policy loans	—	—	—	—	—	—
Withdrawals	(2,291)	—	(2,902)	14	(2,718)	(24)
Annual contract fee	(2,534)	(557)	(4,128)	(1,938)	(12,366)	(9,279)

Net increase (decrease) in contract owners’ equity from principal transactions	100,662	44,846	158,229	63,260	140,907	51,577

Total increase (decrease) in contract owners’ equity	113,845	50,204	141,705	71,482	169,254	80,498
Contract owners’ equity at beginning of period	54,710	4,506	110,980	39,498	136,345	55,847

Contract owners’ equity at end of period	$168,555	$54,710	$252,685	$110,980	$305,599	$136,345

	2014	2013	2014	2013	2014	2013
Units, beginning of period	723	83	3,121	1,292	2,993	1,669
Units issued	2,152	649	7,408	1,909	5,580	1,699
Units redeemed	(894)	(9)	(2,883)	(80)	(2,486)	(375)

Units, end of period	1,981	723	7,646	3,121	6,087	2,993

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	M Large Cap Value (h)		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$3,644	$1,444	$3,229	$3,075	$34,523	$36,721
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,644	1,444	3,229	3,075	34,523	36,721

Realized gains (losses) on investments:
Capital gain distributions received	32,502	6,574	20,029	15,241	190,207	176,442
Net realized gain (loss)	3,449	2,093	16,886	2,771	187,762	54,220

Realized gains (losses)	35,951	8,667	36,915	18,012	377,969	230,662

Unrealized appreciation (depreciation) during the period	(22,464)	2,236	(10,381)	59,074	(100,255)	608,851

Net increase (decrease) in contract owners’ equity from operations	17,131	12,347	29,763	80,161	312,237	876,234

Changes from principal transactions:
Purchase payments	29,775	5,532	5,925	11,822	157,576	156,982
Transfers between sub-accounts and the company	199,236	46,576	(58,971)	9,955	(77,236)	121,596
Transfers on general account policy loans	—	—	495	—	816	(11,651)
Withdrawals	(2,570)	—	(1,195)	(103)	(380,973)	(7,940)
Annual contract fee	(5,364)	(1,277)	(11,222)	(10,327)	(141,362)	(112,388)

Net increase (decrease) in contract owners’ equity from principal transactions	221,077	50,831	(64,968)	11,347	(441,179)	146,599

Total increase (decrease) in contract owners’ equity	238,208	63,178	(35,205)	91,508	(128,942)	1,022,833
Contract owners’ equity at beginning of period	84,641	21,463	334,200	242,692	3,652,538	2,629,705

Contract owners’ equity at end of period	$322,849	$84,641	$298,995	$334,200	$3,523,596	$3,652,538

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,892	1,325	8,684	8,389	144,792	138,737
Units issued	15,699	2,926	137	763	20,833	22,799
Units redeemed	(6,055)	(359)	(1,716)	(468)	(37,941)	(16,744)

Units, end of period	13,536	3,892	7,105	8,684	127,684	144,792

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$449	$129	$1,449	$481	$1,795	$2,477
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	449	129	1,449	481	1,795	2,477

Realized gains (losses) on investments:
Capital gain distributions received	80,237	6,443	186,656	13,126	23,037	16,190
Net realized gain (loss)	5,789	4,188	57,575	72,814	8,189	24,271

Realized gains (losses)	86,026	10,631	244,231	85,940	31,226	40,461

Unrealized appreciation (depreciation) during the period	(51,911)	97,628	(168,049)	155,406	(8,687)	19,360

Net increase (decrease) in contract owners’ equity from operations	34,564	108,388	77,631	241,827	24,334	62,298

Changes from principal transactions:
Purchase payments	20,185	16,461	129,110	57,271	16,485	16,222
Transfers between sub-accounts and the company	26,891	(2,465)	22,838	140,485	(2,765)	(3,527)
Transfers on general account policy loans	(7,807)	(1,366)	(2,343)	(2,798)	(167)	(158)
Withdrawals	(2,535)	(5)	(22,509)	(359,359)	39	(37,679)
Annual contract fee	(26,452)	(24,961)	(67,163)	(52,456)	(16,387)	(14,803)

Net increase (decrease) in contract owners’ equity from principal transactions	10,282	(12,336)	59,933	(216,857)	(2,795)	(39,945)

Total increase (decrease) in contract owners’ equity	44,846	96,052	137,564	24,970	21,539	22,353
Contract owners’ equity at beginning of period	391,932	295,880	911,646	886,676	226,791	204,438

Contract owners’ equity at end of period	$436,778	$391,932	$1,049,210	$911,646	$248,330	$226,791

	2014	2013	2014	2013	2014	2013
Units, beginning of period	12,500	12,911	13,369	17,793	9,654	11,434
Units issued	1,458	557	3,092	3,444	576	652
Units redeemed	(1,061)	(968)	(2,229)	(7,868)	(673)	(2,432)

Units, end of period	12,897	12,500	14,232	13,369	9,557	9,654

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust B Series NAV		Money Market Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$5,099	$9,314	$—	$520	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,099	9,314	—	520	—	—

Realized gains (losses) on investments:
Capital gain distributions received	59,442	58,094	60	299	68	193
Net realized gain (loss)	106,738	62,046	—	—	—	—

Realized gains (losses)	166,180	120,140	60	299	68	193

Unrealized appreciation (depreciation) during the period	(90,571)	118,366	—	—	(1)	1

Net increase (decrease) in contract owners’ equity from operations	80,708	247,820	60	819	67	194

Changes from principal transactions:
Purchase payments	75,382	45,769	14,000,277	13,973,937	84,331	103,803
Transfers between sub-accounts and the company	(389,186)	49,759	(8,383,681)	(12,498,312)	69,377	1,756,676
Transfers on general account policy loans	(6,716)	(3,985)	(7,031,644)	(14,679)	2,004	—
Withdrawals	(12,879)	(541,935)	248,476	(2,026,666)	(81,637)	(59,520)
Annual contract fee	(45,243)	(44,665)	(524,108)	(508,873)	(80,534)	(71,881)

Net increase (decrease) in contract owners’ equity from principal transactions	(378,642)	(495,057)	(1,690,680)	(1,074,593)	(6,459)	1,729,078

Total increase (decrease) in contract owners’ equity	(297,934)	(247,237)	(1,690,620)	(1,073,774)	(6,392)	1,729,272
Contract owners’ equity at beginning of period	949,156	1,196,393	6,536,518	7,610,292	2,730,900	1,001,628

Contract owners’ equity at end of period	$651,222	$949,156	$4,845,898	$6,536,518	$2,724,508	$2,730,900

	2014	2013	2014	2013	2014	2013
Units, beginning of period	26,326	43,627	376,215	438,090	202,898	74,417
Units issued	1,909	3,136	903,106	759,455	25,637	139,128
Units redeemed	(11,919)	(20,437)	(1,000,448)	(821,330)	(26,117)	(10,647)

Units, end of period	16,316	26,326	278,873	376,215	202,418	202,898

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Natural Resources Trust Series I		Natural Resources Trust Series NAV		PIMCO All Asset (h)
	2014 (m)	2013	2014 (m)	2013	2014	2013
Income:
Dividend distributions received	$2,304	$904	$16,600	$7,037	$242,069	$208,525
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,304	904	16,600	7,037	242,069	208,525

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	2
Net realized gain (loss)	(11,664)	13,614	(108,509)	(1,748)	34,795	5,979

Realized gains (losses)	(11,664)	13,614	(108,509)	(1,748)	34,795	5,981

Unrealized appreciation (depreciation) during the period	(5,048)	(10,568)	3,294	26,788	(275,674)	(220,103)

Net increase (decrease) in contract owners’ equity from operations	(14,408)	3,950	(88,615)	32,077	1,190	(5,597)

Changes from principal transactions:
Purchase payments	5,203	6,838	109,728	179,451	55,694	57,535
Transfers between sub-accounts and the company	(148,113)	24,229	(987,830)	(66,223)	851,328	21,475
Transfers on general account policy loans	179	(9,711)	(10,479)	(9,983)	(2,073)	(289)
Withdrawals	(4)	(16,945)	(73,539)	(24,074)	(718,567)	(51,078)
Annual contract fee	(5,791)	(6,204)	(77,097)	(93,433)	(93,842)	(101,263)

Net increase (decrease) in contract owners’ equity from principal transactions	(148,526)	(1,793)	(1,039,217)	(14,262)	92,540	(73,620)

Total increase (decrease) in contract owners’ equity	(162,934)	2,157	(1,127,832)	17,815	93,730	(79,217)
Contract owners’ equity at beginning of period	162,934	160,777	1,127,832	1,110,017	4,889,042	4,968,259

Contract owners’ equity at end of period	$—	$162,934	$—	$1,127,832	$4,982,772	$4,889,042

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,938	4,002	64,491	65,422	309,301	313,213
Units issued	335	806	9,523	9,457	57,955	5,459
Units redeemed	(4,273)	(870)	(74,014)	(10,388)	(52,776)	(9,371)

Units, end of period	—	3,938	—	64,491	314,480	309,301

(h)	Sub-account that invests in non-affiliated Trust.
(m)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Real Return Bond Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$10,229	$9,889	$49,374	$60,874	$1,090	$968
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,229	9,889	49,374	60,874	1,090	968

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(5,823)	(9,818)	211,059	159,013	121	263

Realized gains (losses)	(5,823)	(9,818)	211,059	159,013	121	263

Unrealized appreciation (depreciation) during the period	160,743	(435)	597,904	(210,235)	475	(4,882)

Net increase (decrease) in contract owners’ equity from operations	165,149	(364)	858,337	9,652	1,686	(3,651)

Changes from principal transactions:
Purchase payments	13,244	14,600	139,305	112,972	737	1,379
Transfers between sub-accounts and the company	15,733	27,136	(336,776)	101,147	—	841
Transfers on general account policy loans	—	(52)	(15,078)	(13,977)	—	—
Withdrawals	6	(3,276)	(264,403)	(371,426)	—	(3,004)
Annual contract fee	(13,641)	(12,540)	(112,047)	(117,220)	(1,389)	(1,514)

Net increase (decrease) in contract owners’ equity from principal transactions	15,342	25,868	(588,999)	(288,504)	(652)	(2,298)

Total increase (decrease) in contract owners’ equity	180,491	25,504	269,338	(278,852)	1,034	(5,949)
Contract owners’ equity at beginning of period	505,546	480,042	2,959,281	3,238,133	35,457	41,406

Contract owners’ equity at end of period	$686,037	$505,546	$3,228,619	$2,959,281	$36,491	$35,457

	2014	2013	2014	2013	2014	2013
Units, beginning of period	13,276	12,593	28,068	30,698	1,714	1,816
Units issued	1,060	1,360	1,274	1,874	30	95
Units redeemed	(660)	(677)	(6,099)	(4,504)	(60)	(197)

Units, end of period	13,676	13,276	23,243	28,068	1,684	1,714

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$23,160	$26,096	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,160	26,096	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	7,373	—	18,169	—
Net realized gain (loss)	(15,687)	8,182	29,077	16,066	113,031	51,210

Realized gains (losses)	(15,687)	8,182	36,450	16,066	131,200	51,210

Unrealized appreciation (depreciation) during the period	31,771	(128,483)	(7,987)	58,942	(52,284)	164,925

Net increase (decrease) in contract owners’ equity from operations	39,244	(94,205)	28,463	75,008	78,916	216,135

Changes from principal transactions:
Purchase payments	50,958	60,607	14,951	22,515	72,782	56,352
Transfers between sub-accounts and the company	(205,539)	82,474	(25,117)	(672)	(98,821)	(749)
Transfers on general account policy loans	(6,903)	(3,343)	(3,841)	(8,873)	(16,934)	(2,317)
Withdrawals	(4,753)	(341,803)	(1,129)	(17,986)	(29,552)	(13,306)
Annual contract fee	(43,236)	(45,979)	(17,088)	(17,255)	(55,258)	(45,641)

Net increase (decrease) in contract owners’ equity from principal transactions	(209,473)	(248,044)	(32,224)	(22,271)	(127,783)	(5,661)

Total increase (decrease) in contract owners’ equity	(170,229)	(342,249)	(3,761)	52,737	(48,867)	210,474
Contract owners’ equity at beginning of period	910,159	1,252,408	227,927	175,190	688,220	477,746

Contract owners’ equity at end of period	$739,930	$910,159	$224,166	$227,927	$639,353	$688,220

	2014	2013	2014	2013	2014	2013
Units, beginning of period	63,908	79,808	15,979	17,628	28,939	28,839
Units issued	5,910	13,520	672	1,490	8,862	6,106
Units redeemed	(20,284)	(29,420)	(2,731)	(3,139)	(14,000)	(6,006)

Units, end of period	49,534	63,908	13,920	15,979	23,801	28,939

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$6,861	$8,118	$10,547	$9,886	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	6,861	8,118	10,547	9,886	—	—

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	4,235	1,032
Net realized gain (loss)	(2,340)	(170)	(2,692)	(2,714)	1,521	1,785

Realized gains (losses)	(2,341)	(170)	(2,692)	(2,714)	5,756	2,817

Unrealized appreciation (depreciation) during the period	(417)	(11,413)	(2,430)	(10,634)	(3,982)	5,048

Net increase (decrease) in contract owners’ equity from operations	4,103	(3,465)	5,425	(3,462)	1,774	7,865

Changes from principal transactions:
Purchase payments	19,203	28,246	61,077	70,844	306	4,769
Transfers between sub-accounts and the company	(68,584)	6,672	80,746	(81,745)	66,580	2,581
Transfers on general account policy loans	710	134	(7,232)	(60)	—	—
Withdrawals	11	1	(19,815)	(17,217)	1	(75)
Annual contract fee	(15,842)	(17,752)	(30,288)	(36,359)	(1,863)	(1,630)

Net increase (decrease) in contract owners’ equity from principal transactions	(64,502)	17,301	84,488	(64,537)	65,024	5,645

Total increase (decrease) in contract owners’ equity	(60,399)	13,836	89,913	(67,999)	66,798	13,510
Contract owners’ equity at beginning of period	399,419	385,583	430,655	498,654	28,691	15,181

Contract owners’ equity at end of period	$339,020	$399,419	$520,568	$430,655	$95,489	$28,691

	2014	2013	2014	2013	2014	2013
Units, beginning of period	38,029	36,394	40,924	47,036	1,117	851
Units issued	2,138	3,266	15,853	8,005	2,448	417
Units redeemed	(8,254)	(1,631)	(7,894)	(14,117)	(110)	(151)

Units, end of period	31,913	38,029	48,883	40,924	3,455	1,117

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$1,428	$1,983	$23,934	$38,718
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	1,428	1,983	23,934	38,718

Realized gains (losses) on investments:
Capital gain distributions received	84,236	16,834	9,471	9,541	149,428	181,903
Net realized gain (loss)	18,815	13,195	(775)	(446)	131,498	3,228

Realized gains (losses)	103,051	30,029	8,696	9,095	280,926	185,131

Unrealized appreciation (depreciation) during the period	(61,967)	96,964	(3,121)	32,599	(185,992)	600,790

Net increase (decrease) in contract owners’ equity from operations	41,084	126,993	7,003	43,677	118,868	824,639

Changes from principal transactions:
Purchase payments	78,954	47,950	3,983	4,163	96,556	70,075
Transfers between sub-accounts and the company	34,366	86,867	1,693	(2,886)	(140,394)	79,216
Transfers on general account policy loans	(933)	(2,511)	493	—	11,334	(5,109)
Withdrawals	(15,299)	(5,976)	(1,166)	8	(324,084)	(382,031)
Annual contract fee	(46,170)	(33,005)	(6,205)	(5,913)	(83,050)	(66,308)

Net increase (decrease) in contract owners’ equity from principal transactions	50,918	93,325	(1,202)	(4,628)	(439,638)	(304,157)

Total increase (decrease) in contract owners’ equity	92,002	220,318	5,801	39,049	(320,770)	520,482
Contract owners’ equity at beginning of period	481,384	261,066	153,601	114,552	2,911,544	2,391,062

Contract owners’ equity at end of period	$573,386	$481,384	$159,402	$153,601	$2,590,774	$2,911,544

	2014	2013	2014	2013	2014	2013
Units, beginning of period	15,802	12,359	4,939	5,106	117,432	133,812
Units issued	3,485	4,985	164	103	13,912	12,750
Units redeemed	(1,794)	(1,542)	(202)	(270)	(31,545)	(29,130)

Units, end of period	17,493	15,802	4,901	4,939	99,799	117,432

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$76	$801	$889	$876	$401	$412
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	76	801	889	876	401	412

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	7,179	3,767
Net realized gain (loss)	41,630	14,787	15,293	3,782	731	10,337

Realized gains (losses)	41,630	14,787	15,293	3,782	7,910	14,104

Unrealized appreciation (depreciation) during the period	(38,093)	26,607	10,663	58,634	(5,093)	2,980

Net increase (decrease) in contract owners’ equity from operations	3,613	42,195	26,845	63,292	3,218	17,496

Changes from principal transactions:
Purchase payments	7,616	6,631	61,175	18,052	—	1,110
Transfers between sub-accounts and the company	(49,232)	28,946	94,445	852,872	(54,980)	44,818
Transfers on general account policy loans	568	47	(2,705)	(676)	—	—
Withdrawals	(10)	(52,766)	(11,717)	(1,483)	—	(39,796)
Annual contract fee	(5,579)	(5,218)	(58,172)	(11,191)	(1,092)	(1,300)

Net increase (decrease) in contract owners’ equity from principal transactions	(46,637)	(22,360)	83,026	857,574	(56,072)	4,832

Total increase (decrease) in contract owners’ equity	(43,024)	19,835	109,871	920,866	(52,854)	22,328
Contract owners’ equity at beginning of period	126,760	106,925	1,010,418	89,552	62,567	40,239

Contract owners’ equity at end of period	$83,736	$126,760	$1,120,289	$1,010,418	$9,713	$62,567

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,289	3,888	53,261	6,621	2,727	2,338
Units issued	969	989	7,965	47,355	—	2,392
Units redeemed	(2,136)	(1,588)	(3,572)	(715)	(2,332)	(2,003)

Units, end of period	2,122	3,289	57,654	53,261	395	2,727

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$6,261	$3,726	$79	$5,798	$293	$12,800
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	6,261	3,726	79	5,798	293	12,800

Realized gains (losses) on investments:
Capital gain distributions received	94,258	33,852	5,806	—	10,800	—
Net realized gain (loss)	24,604	16,581	51,478	27,091	118,319	13,728

Realized gains (losses)	118,862	50,433	57,284	27,091	129,119	13,728

Unrealized appreciation (depreciation) during the period	(60,006)	108,044	(59,374)	58,567	(128,837)	170,156

Net increase (decrease) in contract owners’ equity from operations	65,117	162,203	(2,011)	91,456	575	196,684

Changes from principal transactions:
Purchase payments	110,938	51,073	14,326	27,111	42,932	38,404
Transfers between sub-accounts and the company	101,898	160,403	(58,068)	(5,694)	(333,937)	38,270
Transfers on general account policy loans	(10,794)	(13,387)	154	450	(2,712)	(7,673)
Withdrawals	(9,492)	(1,579)	(14,048)	(37,357)	(12,675)	(10,999)
Annual contract fee	(40,429)	(33,110)	(19,595)	(20,906)	(26,654)	(30,930)

Net increase (decrease) in contract owners’ equity from principal transactions	152,121	163,400	(77,231)	(36,396)	(333,046)	27,072

Total increase (decrease) in contract owners’ equity	217,238	325,603	(79,242)	55,060	(332,471)	223,756
Contract owners’ equity at beginning of period	740,817	415,214	347,540	292,480	837,044	613,288

Contract owners’ equity at end of period	$958,055	$740,817	$268,298	$347,540	$504,573	$837,044

	2014	2013	2014	2013	2014	2013
Units, beginning of period	11,483	8,581	8,712	9,649	36,741	35,448
Units issued	4,952	3,879	409	686	1,667	3,492
Units redeemed	(2,588)	(977)	(2,402)	(1,623)	(16,291)	(2,199)

Units, end of period	13,847	11,483	6,719	8,712	22,117	36,741

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series NAV		Strategic Income Opportunities Trust Series I
	2014	2013 (o)	2014	2013 (o)	2014	2013
Income:
Dividend distributions received	$—	$—	$—	$—	$13,464	$16,771
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	13,464	16,771

Realized gains (losses) on investments:
Capital gain distributions received	—	1,844	—	50,804	—	—
Net realized gain (loss)	—	11,638	—	232,468	(5,658)	(5,423)

Realized gains (losses)	—	13,482	—	283,272	(5,658)	(5,423)

Unrealized appreciation (depreciation) during the period	—	(3,257)	—	(65,622)	7,782	110

Net increase (decrease) in contract owners’ equity from operations	—	10,225	—	217,650	15,588	11,458

Changes from principal transactions:
Purchase payments	—	800	—	14,016	9,648	9,090
Transfers between sub-accounts and the company	—	(52,809)	—	(839,231)	34,942	2,654
Transfers on general account policy loans	—	(1,572)	—	(1,055)	(35,937)	—
Withdrawals	—	(28)	—	55	63	(38,297)
Annual contract fee	—	(1,799)	—	(31,848)	(12,792)	(13,543)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(55,408)	—	(858,063)	(4,076)	(40,096)

Total increase (decrease) in contract owners’ equity	—	(45,183)	—	(640,413)	11,512	(28,638)
Contract owners’ equity at beginning of period	—	45,183	—	640,413	283,198	311,836

Contract owners’ equity at end of period	$—	$—	$—	$—	$294,710	$283,198

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	3,181	—	45,010	11,521	13,170
Units issued	—	45	—	732	2,389	617
Units redeemed	—	(3,226)	—	(45,742)	(2,498)	(2,266)

Units, end of period	—	—	—	—	11,412	11,521

(o)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$183,704	$241,672	$13,929	$12,499	$22,507	$21,328
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	183,704	241,672	13,929	12,499	22,507	21,328

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	15,619
Net realized gain (loss)	(14,340)	42,395	12,131	(16,581)	851	8,566

Realized gains (losses)	(14,340)	42,395	12,131	(16,581)	851	24,185

Unrealized appreciation (depreciation) during the period	78,507	(101,537)	9,663	(19,011)	7,641	(59,801)

Net increase (decrease) in contract owners’ equity from operations	247,871	182,530	35,723	(23,093)	30,999	(14,288)

Changes from principal transactions:
Purchase payments	145,209	104,973	50,819	27,804	39,431	36,422
Transfers between sub-accounts and the company	(129,920)	1,043,660	39,164	(785,735)	2,354	1,900
Transfers on general account policy loans	25,762	(5,701)	(3,432)	4,221	269	—
Withdrawals	(344,869)	(9,161)	49	(100)	(427)	(69,685)
Annual contract fee	(106,874)	(112,857)	(30,601)	(23,764)	(34,352)	(37,733)

Net increase (decrease) in contract owners’ equity from principal transactions	(410,692)	1,020,914	55,999	(777,574)	7,275	(69,096)

Total increase (decrease) in contract owners’ equity	(162,821)	1,203,444	91,722	(800,667)	38,274	(83,384)
Contract owners’ equity at beginning of period	4,311,481	3,108,037	354,564	1,155,231	652,604	735,988

Contract owners’ equity at end of period	$4,148,660	$4,311,481	$446,286	$354,564	$690,878	$652,604

	2014	2013	2014	2013	2014	2013
Units, beginning of period	236,700	177,119	15,918	50,600	22,769	25,157
Units issued	279,175	337,638	219,042	172,979	1,210	1,306
Units redeemed	(299,222)	(278,057)	(216,068)	(207,661)	(964)	(3,694)

Units, end of period	216,653	236,700	18,892	15,918	23,015	22,769

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$58,473	$72,282	$2,145	$2,245	$15,166	$14,320
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	58,473	72,282	2,145	2,245	15,166	14,320

Realized gains (losses) on investments:
Capital gain distributions received	—	52,217	2,868	2,208	19,028	13,617
Net realized gain (loss)	(26,791)	(2,595)	2,211	1,728	58,698	40,230

Realized gains (losses)	(26,791)	49,622	5,079	3,936	77,726	53,847

Unrealized appreciation (depreciation) during the period	54,612	(160,512)	12,338	38,695	38,013	159,244

Net increase (decrease) in contract owners’ equity from operations	86,294	(38,608)	19,562	44,876	130,905	227,411

Changes from principal transactions:
Purchase payments	282,428	275,247	843	1,329	116,894	95,502
Transfers between sub-accounts and the company	(480,709)	50,149	(1,433)	(2,304)	62,566	255,216
Transfers on general account policy loans	(50,192)	(17,288)	495	—	28,051	4,859
Withdrawals	(12,509)	(358,163)	(1,215)	—	(52,975)	(386)
Annual contract fee	(98,473)	(102,963)	(6,500)	(6,041)	(85,310)	(66,114)

Net increase (decrease) in contract owners’ equity from principal transactions	(359,455)	(153,018)	(7,810)	(7,016)	69,226	289,077

Total increase (decrease) in contract owners’ equity	(273,161)	(191,626)	11,752	37,860	200,131	516,488
Contract owners’ equity at beginning of period	2,010,204	2,201,830	175,419	137,559	1,074,462	557,974

Contract owners’ equity at end of period	$1,737,043	$2,010,204	$187,171	$175,419	$1,274,593	$1,074,462

	2014	2013	2014	2013	2014	2013
Units, beginning of period	116,726	125,331	8,167	8,543	15,022	10,411
Units issued	40,678	43,266	60	67	2,966	6,921
Units redeemed	(61,094)	(51,871)	(409)	(443)	(2,000)	(2,310)

Units, end of period	96,310	116,726	7,818	8,167	15,988	15,022

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series NAV		Ultra Short Term Bond Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,007	$1,450	$9,976	$13,023	$1,860	$1,742
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,007	1,450	9,976	13,023	1,860	1,742

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,491	6,030	73,219	6,318	(1,190)	(728)

Realized gains (losses)	1,491	6,030	73,219	6,318	(1,190)	(728)

Unrealized appreciation (depreciation) during the period	4,833	13,436	(7,329)	163,403	(600)	(982)

Net increase (decrease) in contract owners’ equity from operations	7,331	20,916	75,866	182,744	70	32

Changes from principal transactions:
Purchase payments	2,119	3,421	57,815	47,015	25,507	68,084
Transfers between sub-accounts and the company	(4)	(9,826)	(224,866)	4,334	(19,629)	22,351
Transfers on general account policy loans	59	—	(5,237)	(2,760)	—	—
Withdrawals	(1,766)	(15,265)	(4,513)	(9,652)	(17,118)	—
Annual contract fee	(4,901)	(7,379)	(34,206)	(35,516)	(12,307)	(12,798)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,493)	(29,049)	(211,007)	3,421	(23,547)	77,637

Total increase (decrease) in contract owners’ equity	2,838	(8,133)	(135,141)	186,165	(23,477)	77,669
Contract owners’ equity at beginning of period	68,842	76,975	830,874	644,709	142,183	64,514

Contract owners’ equity at end of period	$71,680	$68,842	$695,733	$830,874	$118,706	$142,183

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,224	7,490	62,962	62,708	14,123	6,407
Units issued	112	222	5,880	4,238	7,077	13,226
Units redeemed	(437)	(2,488)	(21,377)	(3,984)	(9,413)	(5,510)

Units, end of period	4,899	5,224	47,465	62,962	11,787	14,123

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series NAV		Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,892	$1,713	$28,594	$16,064	$1,589	$2,567
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,892	1,713	28,594	16,064	1,589	2,567

Realized gains (losses) on investments:
Capital gain distributions received	3,429	—	33,581	—	32,170	—
Net realized gain (loss)	38	2,658	53,678	35,332	25,219	22,164

Realized gains (losses)	3,467	2,658	87,259	35,332	57,389	22,164

Unrealized appreciation (depreciation) during the period	2,438	12,874	(5,392)	80,271	(27,828)	65,865

Net increase (decrease) in contract owners’ equity from operations	8,797	17,245	110,461	131,667	31,150	90,596

Changes from principal transactions:
Purchase payments	2,817	2,620	99,959	69,614	2,067	2,849
Transfers between sub-accounts and the company	15,981	(19,634)	(16,877)	89,217	(33,378)	25,432
Transfers on general account policy loans	226	(16,934)	(8,431)	(12,499)	133	(20,892)
Withdrawals	13	(3,819)	(17,888)	(16,508)	51	(40,522)
Annual contract fee	(3,684)	(3,731)	(73,110)	(60,460)	(10,200)	(9,493)

Net increase (decrease) in contract owners’ equity from principal transactions	15,353	(41,498)	(16,347)	69,364	(41,327)	(42,626)

Total increase (decrease) in contract owners’ equity	24,150	(24,253)	94,114	201,031	(10,177)	47,970
Contract owners’ equity at beginning of period	70,782	95,035	828,969	627,938	323,010	275,040

Contract owners’ equity at end of period	$94,932	$70,782	$923,083	$828,969	$312,833	$323,010

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,135	3,456	31,273	28,580	8,935	10,301
Units issued	481	71	4,633	6,493	71	919
Units redeemed	(72)	(1,392)	(5,014)	(3,800)	(1,127)	(2,285)

Units, end of period	2,544	2,135	30,892	31,273	7,879	8,935

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series NAV
	2014	2013
Income:
Dividend distributions received	$3,034	$4,585
Expenses:
Mortality and expense risk and administrative charges	—	—

Net investment income (loss)	3,034	4,585

Realized gains (losses) on investments:
Capital gain distributions received	50,404	—
Net realized gain (loss)	76,025	15,574

Realized gains (losses)	126,429	15,574

Unrealized appreciation (depreciation) during the period	(77,782)	117,660

Net increase (decrease) in contract owners’ equity from operations	51,681	137,819

Changes from principal transactions:
Purchase payments	62,406	29,519
Transfers between sub-accounts and the company	(64,587)	122,111
Transfers on general account policy loans	(10,210)	(9,190)
Withdrawals	(10,054)	(5,231)
Annual contract fee	(24,733)	(19,676)

Net increase (decrease) in contract owners’ equity from principal transactions	(47,178)	117,533

Total increase (decrease) in contract owners’ equity	4,503	255,352
Contract owners’ equity at beginning of period	608,488	353,136

Contract owners’ equity at end of period	$612,991	$608,488

	2014	2013
Units, beginning of period	24,619	19,351
Units issued	9,379	8,029
Units redeemed	(11,428)	(2,761)

Units, end of period	22,570	24,619

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements

December 31, 2014

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Account consists of 110 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Financial Services Trust Series I	Financial Industries Trust Series I	11/10/2014
Financial Services Trust Series NAV	Financial Industries Trust Series NAV	11/10/2014
Lifestyle Aggressive Trust Series I	Lifestyle Aggressive MVP Series I	5/5/2014
Lifestyle Aggressive Trust Series NAV	Lifestyle Aggressive MVP Series NAV	5/5/2014
Lifestyle Balanced Trust Series I	Lifestyle Balanced MVP Series I	5/5/2014
Lifestyle Balanced Trust Series NAV	Lifestyle Balanced MVP Series NAV	5/5/2014
Lifestyle Conservative Trust Series I	Lifestyle Conservative MVP Series I	5/5/2014
Lifestyle Conservative Trust Series NAV	Lifestyle Conservative MVP Series NAV	5/5/2014
Lifestyle Growth Trust Series I	Lifestyle Growth MVP Series I	5/5/2014
Lifestyle Growth Trust Series NAV	Lifestyle Growth MVP Series NAV	5/5/2014
Lifestyle Moderate Trust Series I	Lifestyle Moderate MVP Series I	5/5/2014
Lifestyle Moderate Trust Series NAV	Lifestyle Moderate MVP Series NAV	5/5/2014

Sub-accounts closed in 2014 are as follows:

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

1.	Organization — (continued):

Sub-accounts Closed	Effective Date
Fundamental Value Trust Series I	11/10/2014
Fundamental Value Trust Series NAV	11/10/2014
Natural Resources Trust Series I	11/10/2014
Natural Resources Trust Series NAV	11/10/2014

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2014.

Reclassifications

Certain reclassifications have been made to the statements of operations and changes in contract owner’s equity to conform to the current year presentation.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the prior fiscal years remain open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2014, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2014. The following table presents the

Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2014:

Mutual Funds
Level 1	$204,617,861
Level 2	—
Level 3	—

$204,617,861

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2014.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2014 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$2,996,341	$2,211,296
Active Bond Trust Series I	83,911	13,786
Active Bond Trust Series NAV	313,877	333,986
All Cap Core Trust Series I	9,954	41,371
All Cap Core Trust Series NAV	15,572	11,204
Alpha Opportunities Trust Series I	37,112	39,663
Alpha Opportunities Trust Series NAV	65,371	19,240
American Asset Allocation Trust Series I	642,499	101,166
American Global Growth Trust Series I	56,590	9,260
American Growth Trust Series I	258,513	633,156
American Growth-Income Trust Series I	320,415	365,610
American International Trust Series I	221,071	602,026
American New World Trust Series I	96,103	44,986
Blue Chip Growth Trust Series I	166,232	156,575
Blue Chip Growth Trust Series NAV	972,172	352,837
Bond Trust Series I	57,735	34,253
Bond Trust Series NAV	273,757	13,019
Capital Appreciation Trust Series I	90,785	80,030
Capital Appreciation Trust Series NAV	676,451	1,008,323
Capital Appreciation Value Trust Series I	505	12
Capital Appreciation Value Trust Series NAV	720,716	253,793
Core Bond Trust Series I	4,091	2,402
Core Bond Trust Series NAV	169,431	248,983
Core Strategy Trust Series NAV	1,213,928	411,415
Emerging Markets Value Trust Series I	400	339
Emerging Markets Value Trust Series NAV	408,656	505,245
Equity-Income Trust Series I	126,479	283,694
Equity-Income Trust Series NAV	1,246,846	1,297,434
Financial Industries Trust Series I	1,121	12,883
Financial Industries Trust Series NAV	67,929	62,130
Franklin Templeton Founding Allocation Trust Series I	93	383
Franklin Templeton Founding Allocation Trust Series NAV	696,300	112,433
Fundamental All Cap Core Trust Series I	2,444	2,242
Fundamental All Cap Core Trust Series NAV	74,302	283,299
Fundamental Large Cap Value Trust Series I	804,449	60,355
Fundamental Large Cap Value Trust Series NAV	939,777	237,966
Fundamental Value Trust Series I (b)	186,455	689,294
Fundamental Value Trust Series NAV (b)	109,038	345,076
Global Bond Trust Series I	11,912	4,147
Global Bond Trust Series NAV	267,641	178,874
Global Trust Series I	150,460	30,509
Global Trust Series NAV	1,091,344	24,408
Health Sciences Trust Series I	46,693	36,320
Health Sciences Trust Series NAV	353,713	343,799
High Yield Trust Series I	109,667	7,056
High Yield Trust Series NAV	317,867	118,568
International Core Trust Series I	71,312	3,723
International Core Trust Series NAV	512,321	84,302
International Equity Index Trust B Series I	19,117	38,318

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
International Equity Index Trust B Series NAV	$773,988	$1,325,573
International Growth Stock Trust Series I	9,562	62,400
International Growth Stock Trust Series NAV	136,323	309,425
International Small Company Trust Series I	2,512	11,789
International Small Company Trust Series NAV	394,558	160,276
International Value Trust Series I	29,900	64,066
International Value Trust Series NAV	648,205	51,774
Investment Quality Bond Trust Series I	66,463	6,683
Investment Quality Bond Trust Series NAV	177,994	18,941
Lifestyle Aggressive MVP Series I	70,313	14,624
Lifestyle Aggressive MVP Series NAV	2,348,906	1,152,750
Lifestyle Aggressive Trust PS Series NAV	554	25
Lifestyle Balanced MVP Series I	187,731	146,820
Lifestyle Balanced MVP Series NAV	7,203,472	2,521,061
Lifestyle Balanced Trust PS Series NAV	304,624	7,766
Lifestyle Conservative MVP Series I	14,019	4,639
Lifestyle Conservative MVP Series NAV	841,839	1,078,158
Lifestyle Conservative Trust PS Series NAV	58,777	540
Lifestyle Growth MVP Series I	138,992	115,746
Lifestyle Growth MVP Series NAV	5,338,245	2,160,093
Lifestyle Growth Trust PS Series NAV	305,800	2,882
Lifestyle Moderate MVP Series I	74,034	66,236
Lifestyle Moderate MVP Series NAV	1,411,590	793,809
Lifestyle Moderate Trust PS Series NAV	235,005	3,267
M Capital Appreciation (a)	188,062	71,917
M International Equity (a)	265,914	101,637
M Large Cap Growth (a)	292,535	118,430
M Large Cap Value (a)	399,411	142,187
Mid Cap Index Trust Series I	28,731	70,441
Mid Cap Index Trust Series NAV	767,714	984,161
Mid Cap Stock Trust Series I	125,498	34,531
Mid Cap Stock Trust Series NAV	402,585	154,546
Mid Value Trust Series I	38,789	16,752
Mid Value Trust Series NAV	136,811	450,913
Money Market Trust B Series NAV	15,685,900	17,376,521
Money Market Trust Series I	345,118	351,510
Natural Resources Trust Series I (c)	17,349	163,573
Natural Resources Trust Series NAV (c)	191,637	1,214,254
PIMCO All Asset (a)	1,217,532	882,922
Real Estate Securities Trust Series I	55,363	29,792
Real Estate Securities Trust Series NAV	201,997	741,621
Real Return Bond Trust Series I	1,752	1,313
Real Return Bond Trust Series NAV	110,758	297,071
Science & Technology Trust Series I	17,376	42,227
Science & Technology Trust Series NAV	236,842	346,456
Short Term Government Income Trust Series I	29,530	87,172
Short Term Government Income Trust Series NAV	178,678	83,643
Small Cap Growth Trust Series I	72,056	2,796
Small Cap Growth Trust Series NAV	191,025	55,870
Small Cap Index Trust Series I	15,886	6,188
Small Cap Index Trust Series NAV	515,753	782,029
Small Cap Opportunities Trust Series I	36,456	83,017

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Small Cap Opportunities Trust Series NAV	$150,999	$67,084
Small Cap Value Trust Series I	7,580	56,071
Small Cap Value Trust Series NAV	417,113	164,473
Small Company Value Trust Series I	22,007	93,354
Small Company Value Trust Series NAV	48,377	370,331
Strategic Income Opportunities Trust Series I	73,491	64,103
Strategic Income Opportunities Trust Series NAV	5,419,533	5,646,521
Total Bond Market Trust B Series NAV	5,092,425	5,022,496
Total Return Trust Series I	58,176	28,394
Total Return Trust Series NAV	778,676	1,079,658
Total Stock Market Index Trust Series I	6,380	9,177
Total Stock Market Index Trust Series NAV	254,224	150,806
U.S. Equity Trust Series I	2,515	6,003
U.S. Equity Trust Series NAV	90,562	291,593
Ultra Short Term Bond Trust Series NAV	73,185	94,872
Utilities Trust Series I	24,358	2,685
Utilities Trust Series NAV	195,008	149,179
Value Trust Series I	36,406	43,975
Value Trust Series NAV	297,650	291,389

(a)	Sub-account that invests in non-affiliated Trust.

(b)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(c)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2014		207	$42.71 to $26.70	$8,236	0.00% to 0.00%	1.73%	13.43% to 9.85%
	2013		193	37.65 to 23.54	6,764	0.00 to 0.00	2.17	32.03 to 32.02
	2012		165	28.52 to 17.83	4,351	0.00 to 0.00	1.13	15.80 to 8.03
	2011		120	24.63 to 15.40	2,949	0.00 to 0.00	2.13	1.87 to 1.86
	2010		80	24.18 to 15.12	1,915	0.00 to 0.00	1.59	14.86 to 14.85

Active Bond Trust Series I	2014		18	21.80 to 21.80	394	0.00 to 0.00	3.68	6.82 to 6.82
	2013		15	20.41 to 20.41	315	0.00 to 0.00	6.44	0.24 to 0.24
	2012		13	20.36 to 20.36	268	0.00 to 0.00	4.20	9.71 to 9.71
	2011		13	18.56 to 18.56	244	0.00 to 0.00	5.40	5.81 to 5.81
	2010		14	17.54 to 17.54	245	0.00 to 0.00	7.62	13.84 to 13.84

Active Bond Trust Series NAV	2014		9	71.07 to 71.07	653	0.00 to 0.00	3.64	6.97 to 2.79
	2013		10	66.44 to 66.44	654	0.00 to 0.00	5.99	0.19 to 0.19
	2012		9	66.31 to 66.31	610	0.00 to 0.00	5.15	9.76 to 5.32
	2011		5	60.42 to 60.42	296	0.00 to 0.00	11.40	5.97 to 5.97
	2010		1	57.02 to 57.02	80	0.00 to 0.00	7.43	13.91 to 13.91

All Cap Core Trust Series I	2014		17	17.03 to 17.03	293	0.00 to 0.00	0.92	9.65 to 9.65
	2013		19	15.53 to 15.53	299	0.00 to 0.00	1.34	34.31 to 34.31
	2012		37	11.56 to 11.56	429	0.00 to 0.00	1.15	16.57 to 16.57
	2011		37	9.92 to 9.92	371	0.00 to 0.00	1.03	0.42 to 0.42
	2010		39	9.88 to 9.88	385	0.00 to 0.00	1.07	13.03 to 13.03

All Cap Core Trust Series NAV	2014		5	20.23 to 20.23	94	0.00 to 0.00	1.02	9.68 to 7.59
	2013		4	18.44 to 18.44	83	0.00 to 0.00	1.38	34.44 to 34.44
	2012		4	13.72 to 13.72	55	0.00 to 0.00	0.24	16.62 to 10.44
	2011		83	11.76 to 11.76	979	0.00 to 0.00	1.62	0.40 to 0.40
	2010		3	11.71 to 11.71	33	0.00 to 0.00	1.18	13.09 to 13.09

Alpha Opportunities Trust Series I	2014	(l)	0	23.02 to 23.02	0	0.00 to 0.00	0.00	8.00 to 8.00

Alpha Opportunities Trust Series NAV	2014		5	24.37 to 24.37	124	0.00 to 0.00	0.67	8.12 to 6.15
	2013		4	22.54 to 22.54	93	0.00 to 0.00	0.92	35.58 to 35.58
	2012		3	16.63 to 16.63	49	0.00 to 0.00	0.12	21.38 to 9.62
	2011		63	13.70 to 13.70	863	0.00 to 0.00	0.28	-8.02 to -8.02
	2010		2	14.89 to 14.89	28	0.00 to 0.00	0.96	16.98 to 16.98

American Asset Allocation Trust Series I	2014		138	15.22 to 15.22	2,101	0.00 to 0.00	1.80	5.05 to 3.82
	2013		104	14.49 to 14.49	1,506	0.00 to 0.00	1.24	23.30 to 23.30
	2012		88	11.75 to 11.75	1,032	0.00 to 0.00	1.94	15.77 to 8.80
	2011		56	10.15 to 10.15	569	0.00 to 0.00	2.05	0.91 to 0.91
	2010		37	10.06 to 10.06	375	0.00 to 0.00	2.00	12.07 to 12.07

American Global Growth Trust Series I	2014		9	14.68 to 14.68	131	0.00 to 0.00	0.90	3.55 to 1.97
	2013		6	14.40 to 14.40	82	0.00 to 0.00	1.04	28.63 to 28.63
	2012		4	11.19 to 11.19	39	0.00 to 0.00	0.54	22.12 to 13.48
	2011		2	9.17 to 9.17	15	0.00 to 0.00	2.45	-9.24 to -9.24

American Growth Trust Series I	2014		101	31.88 to 21.17	2,281	0.00 to 0.00	0.79	8.14 to 7.90
	2013		117	29.48 to 19.58	2,499	0.00 to 0.00	0.57	29.61 to 29.61
	2012		117	22.75 to 15.11	1,952	0.00 to 0.00	0.38	17.49 to 8.11
	2011		175	19.36 to 12.86	2,370	0.00 to 0.00	0.27	-4.63 to -4.63
	2010		94	20.30 to 13.48	1,421	0.00 to 0.00	0.36	18.24 to 18.23

American Growth-Income Trust Series I	2014		138	29.81 to 19.97	3,002	0.00 to 0.00	0.93	10.25 to 7.27
	2013		142	27.04 to 18.11	2,798	0.00 to 0.00	1.02	33.02 to 33.01
	2012		144	20.33 to 13.62	2,131	0.00 to 0.00	2.01	17.16 to 10.27
	2011		72	17.35 to 11.62	964	0.00 to 0.00	1.19	-2.09 to -2.10
	2010		70	17.72 to 11.87	999	0.00 to 0.00	1.22	11.06 to 11.05

American International Trust Series I	2014		62	32.18 to 18.28	1,281	0.00 to 0.00	0.98	-3.05 to -4.20
	2013		82	33.19 to 18.85	1,723	0.00 to 0.00	1.03	21.20 to 21.20
	2012		81	27.39 to 15.55	1,427	0.00 to 0.00	1.06	17.50 to 13.22
	2011		89	23.31 to 13.24	1,332	0.00 to 0.00	1.51	-14.34 to -14.34
	2010		76	27.21 to 15.45	1,349	0.00 to 0.00	1.97	6.88 to 6.88

American New World Trust Series I	2014		22	16.05 to 16.05	351	0.00 to 0.00	0.86	-8.21 to -8.64
	2013		20	17.49 to 17.49	345	0.00 to 0.00	1.22	10.89 to 10.89
	2012		14	15.77 to 15.77	219	0.00 to 0.00	0.64	17.37 to 12.53
	2011		13	13.44 to 13.44	172	0.00 to 0.00	2.18	-14.33 to -14.33
	2010		4	15.69 to 15.69	64	0.00 to 0.00	0.65	17.43 to 17.43

Blue Chip Growth Trust Series I	2014		45	23.82 to 23.82	1,067	0.00 to 0.00	0.00	9.07 to 9.07
	2013		46	21.84 to 21.84	1,002	0.00 to 0.00	0.28	41.33 to 41.33
	2012		44	15.46 to 15.46	686	0.00 to 0.00	0.09	18.31 to 18.31
	2011		54	13.06 to 13.06	706	0.00 to 0.00	0.01	1.44 to 1.44
	2010		52	12.88 to 12.88	675	0.00 to 0.00	0.08	16.15 to 16.15

Blue Chip Growth Trust Series NAV	2014		29	122.28 to 122.28	3,576	0.00 to 0.00	0.00	11.16 to 9.11
	2013		25	112.07 to 112.07	2,796	0.00 to 0.00	0.32	41.43 to 41.43

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7. Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Blue Chip Growth Trust Series NAV	2012		37	$79.24 to $79.24	$2,896	0.00% to 0.00%	0.13%	18.39% to 5.30%
	2011		50	66.93 to 66.93	3,327	0.00 to 0.00	0.02	1.45 to 1.45
	2010		31	65.97 to 65.97	2,054	0.00 to 0.00	0.09	16.25 to 16.25

Bond Trust Series I	2014		2	11.16 to 11.16	24	0.00 to 0.00	3.73	5.53 to 5.53
	2013		0	10.57 to 10.57	0	0.00 to 0.00	0.00	-1.36 to -1.36
	2012		2	10.72 to 10.72	21	0.00 to 0.00	3.38	6.34 to 6.34
	2011		0	10.08 to 10.08	0	0.00 to 0.00	0.00	0.78 to 0.78

Bond Trust Series NAV	2014		41	11.17 to 11.17	453	0.00 to 0.00	2.95	5.59 to 2.50
	2013		17	10.58 to 10.58	185	0.00 to 0.00	2.99	-1.32 to -1.32
	2012		18	10.72 to 10.72	198	0.00 to 0.00	2.96	6.31 to 2.99
	2011		17	10.08 to 10.08	167	0.00 to 0.00	14.80	0.82 to 0.82

Capital Appreciation Trust Series I	2014		14	24.78 to 24.78	349	0.00 to 0.00	0.05	9.65 to 9.65
	2013		15	22.60 to 22.60	343	0.00 to 0.00	0.24	37.41 to 37.41
	2012		22	16.44 to 16.44	358	0.00 to 0.00	0.16	15.98 to 15.98
	2011		17	14.18 to 14.18	244	0.00 to 0.00	0.07	0.07 to 0.07
	2010		25	14.17 to 14.17	352	0.00 to 0.00	0.14	11.83 to 11.83

Capital Appreciation Trust Series NAV	2014		182	24.32 to 24.32	4,417	0.00 to 0.00	0.08	11.81 to 9.68
	2013		216	22.17 to 22.17	4,798	0.00 to 0.00	0.26	37.50 to 37.50
	2012		224	16.13 to 16.13	3,613	0.00 to 0.00	0.24	16.03 to 3.07
	2011		20	13.90 to 13.90	274	0.00 to 0.00	0.15	0.11 to 0.11
	2010		7	13.88 to 13.88	91	0.00 to 0.00	0.22	11.88 to 11.88

Capital Appreciation Value Trust Series I	2014	(l)	0	17.48 to 17.48	1	0.00 to 0.00	5.47	12.22 to 12.22

Capital Appreciation Value Trust Series NAV	2014		89	17.54 to 17.54	1,562	0.00 to 0.00	1.69	12.38 to 7.58
	2013		71	15.60 to 15.60	1,110	0.00 to 0.00	1.39	22.29 to 22.29
	2012		66	12.76 to 12.76	840	0.00 to 0.00	1.68	14.77 to 7.74
	2011		50	11.12 to 11.12	551	0.00 to 0.00	2.52	3.09 to 3.09
	2010		8	10.79 to 10.79	84	0.00 to 0.00	1.96	13.91 to 13.91

Core Bond Trust Series I	2014		7	20.25 to 20.25	141	0.00 to 0.00	2.93	5.93 to 5.93
	2013		7	19.11 to 19.11	136	0.00 to 0.00	2.13	-2.15 to -2.15
	2012		7	19.53 to 19.53	141	0.00 to 0.00	2.67	6.46 to 6.46
	2011		8	18.35 to 18.35	146	0.00 to 0.00	3.31	8.32 to 8.32
	2010		8	16.94 to 16.94	128	0.00 to 0.00	2.71	7.08 to 7.08

Core Bond Trust Series NAV	2014		27	16.26 to 16.26	437	0.00 to 0.00	2.82	6.01 to 2.87
	2013		33	15.34 to 15.34	503	0.00 to 0.00	2.25	-2.12 to -2.12
	2012		30	15.67 to 15.67	470	0.00 to 0.00	1.81	6.54 to 3.76
	2011		12	14.71 to 14.71	177	0.00 to 0.00	3.79	8.32 to 8.32
	2010		8	13.58 to 13.58	110	0.00 to 0.00	5.76	7.17 to 7.17

Core Strategy Trust Series NAV	2014		449	14.73 to 14.73	6,620	0.00 to 0.00	2.63	6.14 to 3.30
	2013		406	13.88 to 13.88	5,637	0.00 to 0.00	1.15	19.29 to 19.29
	2012		222	11.64 to 11.64	2,580	0.00 to 0.00	2.47	12.58 to 7.54
	2011		381	10.34 to 10.34	3,933	0.00 to 0.00	2.63	0.19 to 0.19
	2010		34	10.32 to 10.32	348	0.00 to 0.00	3.19	12.57 to 12.57

Emerging Markets Value Trust Series I	2014		0	14.10 to 14.10	5	0.00 to 0.00	1.85	-5.50 to -5.50
	2013		0	14.93 to 14.93	6	0.00 to 0.00	1.28	-3.22 to -3.22
	2012		0	15.42 to 15.42	7	0.00 to 0.00	0.83	18.53 to 18.53
	2011		2	13.01 to 13.01	26	0.00 to 0.00	1.51	-27.06 to -27.06
	2010		4	17.84 to 17.84	69	0.00 to 0.00	2.32	23.03 to 23.03

Emerging Markets Value Trust Series NAV	2014		229	11.32 to 11.32	2,590	0.00 to 0.00	1.85	-5.37 to -7.51
	2013		247	11.97 to 11.97	2,956	0.00 to 0.00	1.35	-3.18 to -3.18
	2012		240	12.36 to 12.36	2,970	0.00 to 0.00	1.20	18.49 to 14.09
	2011		178	10.43 to 10.43	1,853	0.00 to 0.00	2.45	-27.02 to -27.02
	2010		99	14.29 to 14.29	1,410	0.00 to 0.00	1.38	23.11 to 23.11

Equity-Income Trust Series I	2014		23	27.75 to 27.75	630	0.00 to 0.00	1.69	7.47 to 7.47
	2013		31	25.82 to 25.82	806	0.00 to 0.00	1.85	30.04 to 30.04
	2012		35	19.86 to 19.86	698	0.00 to 0.00	2.12	17.36 to 17.36
	2011		35	16.92 to 16.92	589	0.00 to 0.00	2.09	-0.81 to -0.81
	2010		22	17.06 to 17.06	368	0.00 to 0.00	1.86	15.11 to 15.11

Equity-Income Trust Series NAV	2014		146	45.85 to 45.85	6,715	0.00 to 0.00	1.82	7.55 to 4.38
	2013		162	42.63 to 42.63	6,921	0.00 to 0.00	2.00	30.05 to 30.05
	2012		184	32.78 to 32.78	6,016	0.00 to 0.00	2.46	17.47 to 10.80
	2011		66	27.90 to 27.90	1,835	0.00 to 0.00	2.22	-0.76 to -0.76
	2010		39	28.12 to 28.12	1,095	0.00 to 0.00	2.01	15.23 to 15.23

Financial Industries Trust Series I	2014	(k)	6	23.65 to 23.65	141	0.00 to 0.00	0.70	8.65 to 8.65
	2013		7	21.77 to 21.77	142	0.00 to 0.00	0.65	30.75 to 30.75
	2012		7	16.65 to 16.65	111	0.00 to 0.00	0.80	18.05 to 18.05
	2011		7	14.10 to 14.10	97	0.00 to 0.00	1.61	-9.51 to -9.51
	2010		8	15.59 to 15.59	123	0.00 to 0.00	0.34	12.26 to 12.26

Financial Industries Trust Series NAV	2014	(k)	17	28.46 to 28.46	488	0.00 to 0.00	0.78	8.64 to 6.56
	2013		17	26.20 to 26.20	447	0.00 to 0.00	0.74	30.86 to 30.86
	2012		16	20.02 to 20.02	312	0.00 to 0.00	0.68	18.03 to 8.06

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Financial Industries Trust Series NAV	2011		21	$16.96 to $16.96	$356	0.00% to 0.00%	1.37%	-9.39% to -9.39%
	2010		14	18.72 to 18.72	259	0.00 to 0.00	0.32	12.22 to 12.22

Franklin Templeton Founding Allocation Trust Series I	2014		0	14.51 to 14.51	2	0.00 to 0.00	2.94	3.01 to 3.01
	2013		0	14.09 to 14.09	2	0.00 to 0.00	21.24	24.43 to 24.43
	2012		0	11.32 to 11.32	0	0.00 to 0.00	0.00	16.26 to 16.26
	2011		0	9.74 to 9.74	0	0.00 to 0.00	0.00	-1.41 to -1.41
	2010		0	9.88 to 9.88	3	0.00 to 0.00	6.97	10.66 to 10.66

Franklin Templeton Founding Allocation Trust Series NAV	2014		168	14.55 to 14.55	2,450	0.00 to 0.00	3.55	3.06 to -1.98
	2013		134	14.12 to 14.12	1,891	0.00 to 0.00	2.82	24.51 to 24.51
	2012		107	11.34 to 11.34	1,216	0.00 to 0.00	4.11	16.33 to 12.32
	2011		63	9.75 to 9.75	616	0.00 to 0.00	4.91	-1.45 to -1.45
	2010		15	9.89 to 9.89	145	0.00 to 0.00	7.41	10.71 to 10.71

Fundamental All Cap Core Trust Series I	2014		1	36.47 to 36.47	39	0.00 to 0.00	0.41	9.75 to 9.75
	2013		1	33.23 to 33.23	35	0.00 to 0.00	0.34	35.88 to 35.88
	2012		0	24.46 to 24.46	0	0.00 to 0.00	0.47	23.52 to 23.52
	2011		0	19.80 to 19.80	1	0.00 to 0.00	0.75	-2.08 to -2.08
	2010		0	20.22 to 20.22	1	0.00 to 0.00	1.11	19.55 to 19.55

Fundamental All Cap Core Trust Series NAV	2014		16	21.66 to 21.66	352	0.00 to 0.00	0.44	11.86 to 9.81
	2013		27	19.73 to 19.73	531	0.00 to 0.00	1.14	35.87 to 35.87
	2012		12	14.52 to 14.52	173	0.00 to 0.00	0.35	23.67 to 15.03
	2011		89	11.74 to 11.74	1,044	0.00 to 0.00	1.32	-2.02 to -2.02
	2010		9	11.98 to 11.98	112	0.00 to 0.00	1.35	19.55 to 19.55

Fundamental Large Cap Value Trust Series I	2014		32	28.36 to 28.36	900	0.00 to 0.00	1.59	10.61 to 10.61
	2013		5	25.64 to 25.64	135	0.00 to 0.00	0.00	32.41 to 32.41
	2012		0	19.36 to 19.36	0	0.00 to 0.00	0.00	24.43 to 24.43

Fundamental Large Cap Value Trust Series NAV	2014		105	19.96 to 19.96	2,105	0.00 to 0.00	0.87	10.66 to 7.82
	2013		69	18.04 to 18.04	1,252	0.00 to 0.00	1.49	32.46 to 32.46
	2012		3	13.62 to 13.62	35	0.00 to 0.00	2.01	24.48 to 16.71
	2011		1	10.94 to 10.94	13	0.00 to 0.00	1.09	1.90 to 1.90
	2010		1	10.74 to 10.74	12	0.00 to 0.00	2.55	13.51 to 13.51

Fundamental Value Trust Series I	2014	(m)	0	26.08 to 26.08	0	0.00 to 0.00	1.95	6.99 to 6.99
	2013		25	24.37 to 24.37	618	0.00 to 0.00	1.33	33.52 to 33.52
	2012		27	18.25 to 18.25	491	0.00 to 0.00	0.85	13.38 to 13.38
	2011		38	16.10 to 16.10	608	0.00 to 0.00	0.86	-3.78 to -3.78
	2010		36	16.73 to 16.73	610	0.00 to 0.00	1.15	13.10 to 13.10

Fundamental Value Trust Series NAV	2014	(m)	0	18.67 to 18.67	0	0.00 to 0.00	2.05	7.01 to 5.55
	2013		17	17.45 to 17.45	290	0.00 to 0.00	1.36	33.62 to 33.62
	2012		27	13.06 to 13.06	353	0.00 to 0.00	1.06	13.40 to 6.37
	2011		25	11.52 to 11.52	290	0.00 to 0.00	0.82	-3.74 to -3.74
	2010		100	11.96 to 11.96	1,197	0.00 to 0.00	2.00	13.20 to 13.20

Global Bond Trust Series I	2014		8	21.56 to 21.56	180	0.00 to 0.00	0.98	2.28 to 2.28
	2013		8	21.08 to 21.08	170	0.00 to 0.00	0.42	-5.42 to -5.42
	2012		11	22.28 to 22.28	235	0.00 to 0.00	6.83	7.03 to 7.03
	2011		13	20.82 to 20.82	274	0.00 to 0.00	6.18	9.08 to 9.08
	2010		15	19.09 to 19.09	277	0.00 to 0.00	3.58	10.30 to 10.30

Global Bond Trust Series NAV	2014		33	30.81 to 30.81	1,021	0.00 to 0.00	1.05	2.42 to -1.88
	2013		31	30.08 to 30.08	921	0.00 to 0.00	0.34	-5.54 to -5.54
	2012		56	31.84 to 31.84	1,783	0.00 to 0.00	8.14	7.15 to 4.53
	2011		24	29.72 to 29.72	719	0.00 to 0.00	6.68	9.08 to 9.08
	2010		22	27.24 to 27.24	611	0.00 to 0.00	4.16	10.40 to 10.40

Global Trust Series I	2014		11	18.89 to 18.89	216	0.00 to 0.00	3.82	-2.60 to -2.60
	2013		5	19.40 to 19.40	103	0.00 to 0.00	0.27	31.08 to 31.08
	2012		65	14.80 to 14.80	957	0.00 to 0.00	2.18	21.75 to 21.75
	2011		67	12.15 to 12.15	814	0.00 to 0.00	2.08	-6.00 to -6.00
	2010		61	12.93 to 12.93	790	0.00 to 0.00	1.65	7.76 to 7.76

Global Trust Series NAV	2014		67	17.26 to 17.26	1,165	0.00 to 0.00	7.93	-2.51 to -6.31
	2013		7	17.70 to 17.70	130	0.00 to 0.00	1.77	31.04 to 31.04
	2012		5	13.51 to 13.51	69	0.00 to 0.00	2.10	21.82 to 18.78
	2011		6	11.09 to 11.09	65	0.00 to 0.00	2.19	-5.96 to -5.96
	2010		6	11.79 to 11.79	66	0.00 to 0.00	1.91	7.82 to 7.82

Health Sciences Trust Series I	2014		5	69.05 to 69.05	349	0.00 to 0.00	0.00	31.83 to 31.83
	2013		6	52.38 to 52.38	293	0.00 to 0.00	0.00	51.07 to 51.07
	2012		6	34.67 to 34.67	210	0.00 to 0.00	0.00	31.95 to 31.95
	2011		7	26.28 to 26.28	184	0.00 to 0.00	0.00	10.57 to 10.57
	2010		7	23.76 to 23.76	175	0.00 to 0.00	0.00	15.70 to 15.70

Health Sciences Trust Series NAV	2014		18	53.81 to 53.81	965	0.00 to 0.00	0.00	31.85 to 25.97
	2013		20	40.81 to 40.81	833	0.00 to 0.00	0.00	51.24 to 51.24
	2012		16	26.99 to 26.99	434	0.00 to 0.00	0.00	31.93 to 12.19
	2011		8	20.45 to 20.45	172	0.00 to 0.00	0.00	10.66 to 10.66
	2010		6	18.48 to 18.48	114	0.00 to 0.00	0.00	15.81 to 15.81

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
High Yield Trust Series I	2014		14	$22.32 to $22.32	$309	0.00% to 0.00%	7.16%	0.12% to 0.12%
	2013		10	22.30 to 22.30	230	0.00 to 0.00	6.83	8.53 to 8.53
	2012		11	20.54 to 20.54	235	0.00 to 0.00	7.93	18.98 to 18.98
	2011		11	17.27 to 17.27	198	0.00 to 0.00	8.79	0.90 to 0.90
	2010		11	17.11 to 17.11	192	0.00 to 0.00	44.62	13.78 to 13.78

High Yield Trust Series NAV	2014		78	21.14 to 21.14	1,652	0.00 to 0.00	6.91	0.00 to -3.67
	2013		74	21.14 to 21.14	1,571	0.00 to 0.00	3.08	8.68 to 8.68
	2012		300	19.45 to 19.45	5,836	0.00 to 0.00	9.08	19.07 to 9.73
	2011		135	16.33 to 16.33	2,210	0.00 to 0.00	10.00	1.14 to 1.14
	2010		39	16.15 to 16.15	626	0.00 to 0.00	56.47	13.75 to 13.75

International Core Trust Series I	2014		9	15.13 to 15.13	129	0.00 to 0.00	4.23	-6.70 to -6.70
	2013		5	16.21 to 16.21	78	0.00 to 0.00	2.80	24.99 to 24.99
	2012		6	12.97 to 12.97	80	0.00 to 0.00	2.96	15.05 to 15.05
	2011		6	11.28 to 11.28	71	0.00 to 0.00	2.08	-9.57 to -9.57
	2010		8	12.47 to 12.47	99	0.00 to 0.00	1.84	9.58 to 9.58

International Core Trust Series NAV	2014		44	16.07 to 16.07	712	0.00 to 0.00	4.71	-6.76 to -11.03
	2013		22	17.23 to 17.23	374	0.00 to 0.00	3.16	25.13 to 25.13
	2012		41	13.77 to 13.77	559	0.00 to 0.00	3.11	16.10 to 15.16
	2011		52	11.96 to 11.96	619	0.00 to 0.00	3.03	-9.55 to -9.55
	2010		39	13.22 to 13.22	516	0.00 to 0.00	2.23	9.67 to 9.67

International Equity Index Trust B Series I	2014		21	11.58 to 11.58	239	0.00 to 0.00	3.03	-4.61 to -4.61
	2013		23	12.14 to 12.14	279	0.00 to 0.00	2.50	14.56 to 14.56
	2012		25	10.60 to 10.60	262	0.00 to 0.00	6.95	6.02 to 6.02

International Equity Index Trust B Series NAV	2014		84	45.42 to 45.42	3,809	0.00 to 0.00	2.94	-4.57 to -7.23
	2013		98	47.59 to 47.59	4,652	0.00 to 0.00	2.52	14.54 to 14.54
	2012		102	41.55 to 41.55	4,222	0.00 to 0.00	1.30	17.76 to 15.48
	2011		112	35.28 to 35.28	3,963	0.00 to 0.00	4.79	-13.99 to -13.99
	2010		38	41.02 to 41.02	1,564	0.00 to 0.00	2.96	11.43 to 11.43

International Growth Stock Trust Series I	2014		12	12.42 to 12.42	155	0.00 to 0.00	1.73	0.20 to 0.20
	2013		17	12.40 to 12.40	210	0.00 to 0.00	1.25	19.10 to 19.10
	2012		16	10.41 to 10.41	169	0.00 to 0.00	4.01	4.08 to 4.08

International Growth Stock Trust Series NAV	2014		37	12.43 to 12.43	463	0.00 to 0.00	1.72	0.19 to -2.81
	2013		52	12.41 to 12.41	639	0.00 to 0.00	1.23	19.18 to 19.18
	2012		54	10.41 to 10.41	557	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2014		3	14.17 to 14.17	38	0.00 to 0.00	1.19	-6.89 to -6.89
	2013		3	15.22 to 15.22	50	0.00 to 0.00	1.89	26.34 to 26.34
	2012		3	12.04 to 12.04	42	0.00 to 0.00	1.26	19.20 to 19.20
	2011		6	10.10 to 10.10	56	0.00 to 0.00	1.60	-16.23 to -16.23
	2010		6	12.06 to 12.06	72	0.00 to 0.00	2.80	22.70 to 22.70

International Small Company Trust Series NAV	2014		45	14.19 to 14.19	640	0.00 to 0.00	1.56	-6.85 to -10.48
	2013		31	15.23 to 15.23	465	0.00 to 0.00	2.04	26.30 to 26.30
	2012		27	12.06 to 12.06	325	0.00 to 0.00	0.93	19.23 to 12.82
	2011		87	10.12 to 10.12	879	0.00 to 0.00	1.82	-16.18 to -16.18
	2010		29	12.07 to 12.07	348	0.00 to 0.00	2.90	22.62 to 22.62

International Value Trust Series I	2014		11	23.95 to 23.95	253	0.00 to 0.00	2.73	-12.51 to -12.51
	2013		12	27.37 to 27.37	331	0.00 to 0.00	0.79	26.15 to 26.15
	2012		48	21.70 to 21.70	1,038	0.00 to 0.00	2.76	19.38 to 19.38
	2011		47	18.18 to 18.18	862	0.00 to 0.00	2.49	-12.85 to -12.85
	2010		42	20.86 to 20.86	883	0.00 to 0.00	2.07	7.98 to 7.98

International Value Trust Series NAV	2014		57	15.44 to 15.44	877	0.00 to 0.00	3.29	-12.47 to -14.40
	2013		24	17.64 to 17.64	429	0.00 to 0.00	1.95	26.21 to 26.21
	2012		20	13.98 to 13.98	285	0.00 to 0.00	2.82	19.59 to 19.36
	2011		28	11.71 to 11.71	326	0.00 to 0.00	1.69	-12.80 to -12.80
	2010		62	13.43 to 13.43	828	0.00 to 0.00	2.42	8.00 to 8.00

Investment Quality Bond Trust Series I	2014		12	23.06 to 23.06	286	0.00 to 0.00	3.24	5.47 to 5.47
	2013		10	21.87 to 21.87	222	0.00 to 0.00	3.90	-1.92 to -1.92
	2012		10	22.29 to 22.29	218	0.00 to 0.00	1.92	7.59 to 7.59
	2011		12	20.72 to 20.72	241	0.00 to 0.00	4.12	8.07 to 8.07
	2010		13	19.18 to 19.18	258	0.00 to 0.00	4.99	7.46 to 7.46

Investment Quality Bond Trust Series NAV	2014		20	15.98 to 15.98	316	0.00 to 0.00	4.08	5.54 to 2.04
	2013		10	15.14 to 15.14	157	0.00 to 0.00	0.41	-1.88 to -1.88
	2012		158	15.43 to 15.43	2,439	0.00 to 0.00	3.52	7.66 to 4.09
	2011		9	14.33 to 14.33	129	0.00 to 0.00	2.78	8.06 to 8.06
	2010		24	13.26 to 13.26	324	0.00 to 0.00	5.97	7.54 to 7.54

Lifestyle Aggressive MVP Series I	2014	(f)	32	20.43 to 20.43	654	0.00 to 0.00	2.92	1.40 to 1.40
	2013		30	20.14 to 20.14	607	0.00 to 0.00	2.58	26.72 to 26.72
	2012		28	15.90 to 15.90	452	0.00 to 0.00	1.50	16.61 to 16.61
	2011		25	13.63 to 13.63	342	0.00 to 0.00	1.80	-6.50 to -6.50
	2010		23	14.58 to 14.58	341	0.00 to 0.00	1.99	16.45 to 16.45

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Aggressive MVP Series NAV	2014	(f)	578	$18.67 to $18.67	$10,794	0.00% to 0.00%	3.04%	1.54% to 0.53%
	2013		532	18.39 to 18.39	9,781	0.00 to 0.00	2.74	26.77 to 26.77
	2012		569	14.51 to 14.51	8,248	0.00 to 0.00	1.68	16.67 to 9.51
	2011		395	12.43 to 12.43	4,906	0.00 to 0.00	1.85	-6.46 to -6.46
	2010		504	13.29 to 13.29	6,704	0.00 to 0.00	1.57	16.50 to 16.50

Lifestyle Aggressive Trust PS Series NAV	2014	(l)	0	10.80 to 10.80	1	0.00 to 0.00	3.98	5.46 to 5.46

Lifestyle Balanced MVP Series I	2014	(g)	220	23.40 to 23.40	5,157	0.00 to 0.00	2.87	4.29 to 4.29
	2013		225	22.44 to 22.44	5,048	0.00 to 0.00	2.86	12.79 to 12.79
	2012		231	19.90 to 19.90	4,592	0.00 to 0.00	2.28	11.87 to 11.87
	2011		239	17.79 to 17.79	4,258	0.00 to 0.00	3.33	0.63 to 0.63
	2010		249	17.68 to 17.68	4,401	0.00 to 0.00	2.78	11.75 to 11.75

Lifestyle Balanced MVP Series NAV	2014	(g)	1,770	17.57 to 17.57	31,088	0.00 to 0.00	3.14	4.25 to 1.81
	2013		1,553	16.85 to 16.85	26,170	0.00 to 0.00	3.07	12.89 to 12.89
	2012		1,423	14.93 to 14.93	21,243	0.00 to 0.00	2.62	11.90 to 6.76
	2011		1,039	13.34 to 13.34	13,853	0.00 to 0.00	3.79	0.67 to 0.67
	2010		1,301	13.25 to 13.25	17,243	0.00 to 0.00	3.50	11.78 to 11.78

Lifestyle Balanced Trust PS Series NAV	2014	(l)	27	10.72 to 10.72	293	0.00 to 0.00	10.52	5.94 to 5.94

Lifestyle Conservative MVP Series I	2014	(h)	7	23.08 to 23.08	153	0.00 to 0.00	2.83	5.01 to 5.01
	2013		7	21.98 to 21.98	149	0.00 to 0.00	3.50	3.88 to 3.88
	2012		7	21.16 to 21.16	147	0.00 to 0.00	2.87	8.52 to 8.52
	2011		7	19.50 to 19.50	140	0.00 to 0.00	4.70	4.23 to 4.23
	2010		6	18.71 to 18.71	107	0.00 to 0.00	2.91	9.13 to 9.13

Lifestyle Conservative MVP Series NAV	2014	(h)	183	16.40 to 16.40	3,001	0.00 to 0.00	2.73	4.98 to 2.14
	2013		214	15.62 to 15.62	3,346	0.00 to 0.00	3.65	3.99 to 3.99
	2012		232	15.02 to 15.02	3,482	0.00 to 0.00	3.29	8.55 to 4.72
	2011		161	13.84 to 13.84	2,224	0.00 to 0.00	5.16	4.27 to 4.27
	2010		111	13.27 to 13.27	1,473	0.00 to 0.00	3.98	9.25 to 9.25

Lifestyle Conservative Trust PS Series NAV	2014	(l)	5	10.59 to 10.59	57	0.00 to 0.00	11.74	5.67 to 5.67

Lifestyle Growth MVP Series I	2014	(i)	104	21.86 to 21.86	2,279	0.00 to 0.00	2.76	2.16 to 2.16
	2013		106	21.40 to 21.40	2,272	0.00 to 0.00	2.54	19.34 to 19.34
	2012		106	17.93 to 17.93	1,897	0.00 to 0.00	1.87	13.87 to 13.87
	2011		106	15.74 to 15.74	1,667	0.00 to 0.00	2.81	-1.60 to -1.60
	2010		102	16.00 to 16.00	1,627	0.00 to 0.00	2.47	13.02 to 13.02

Lifestyle Growth MVP Series NAV	2014	(i)	1,752	18.02 to 18.02	31,572	0.00 to 0.00	3.00	2.28 to 0.59
	2013		1,626	17.62 to 17.62	28,644	0.00 to 0.00	2.71	19.38 to 19.38
	2012		1,480	14.76 to 14.76	21,846	0.00 to 0.00	2.00	13.91 to 7.98
	2011		1,453	12.96 to 12.96	18,831	0.00 to 0.00	2.82	-1.55 to -1.55
	2010		1,374	13.16 to 13.16	18,084	0.00 to 0.00	2.84	13.04 to 13.04

Lifestyle Growth Trust PS Series NAV	2014	(l)	28	10.81 to 10.81	297	0.00 to 0.00	11.24	6.23 to 6.23

Lifestyle Moderate MVP Series I	2014	(j)	40	23.32 to 23.32	943	0.00 to 0.00	2.83	4.94 to 4.94
	2013		43	22.22 to 22.22	961	0.00 to 0.00	2.93	10.22 to 10.22
	2012		45	20.16 to 20.16	910	0.00 to 0.00	2.38	10.67 to 10.67
	2011		52	18.22 to 18.22	951	0.00 to 0.00	3.67	2.33 to 2.33
	2010		52	17.80 to 17.80	924	0.00 to 0.00	2.72	10.55 to 10.55

Lifestyle Moderate MVP Series NAV	2014	(j)	355	17.27 to 17.27	6,125	0.00 to 0.00	3.03	4.99 to 2.38
	2013		345	16.45 to 16.45	5,683	0.00 to 0.00	3.70	10.26 to 10.26
	2012		270	14.92 to 14.92	4,035	0.00 to 0.00	1.66	10.70 to 5.97
	2011		1,139	13.48 to 13.48	15,358	0.00 to 0.00	5.20	2.38 to 2.38
	2010		154	13.17 to 13.17	2,027	0.00 to 0.00	3.87	10.69 to 10.69

Lifestyle Moderate Trust PS Series NAV	2014	(l)	21	10.68 to 10.68	227	0.00 to 0.00	9.70	5.88 to 5.88

M Capital Appreciation (e)	2014		2	85.07 to 85.07	169	0.00 to 0.00	0.00	12.42 to 9.01
	2013		1	75.67 to 75.67	55	0.00 to 0.00	0.00	39.20 to 39.20
	2012		0	54.36 to 54.36	5	0.00 to 0.00	0.39	17.43 to 8.43
	2011		0	46.29 to 46.29	3	0.00 to 0.00	0.00	-7.22 to -7.22
	2010		0	49.89 to 49.89	0	0.00 to 0.00	0.15	27.00 to 27.00

M International Equity (e)	2014		8	33.05 to 33.05	253	0.00 to 0.00	3.55	-7.06 to -10.07
	2013		3	35.56 to 35.56	111	0.00 to 0.00	3.81	16.32 to 16.32
	2012		1	30.57 to 30.57	39	0.00 to 0.00	2.44	20.68 to 14.03
	2011		1	25.33 to 25.33	26	0.00 to 0.00	2.86	-13.56 to -13.56
	2010		1	29.30 to 29.30	20	0.00 to 0.00	4.07	4.61 to 4.61

M Large Cap Growth (e)	2014		6	50.21 to 50.21	306	0.00 to 0.00	0.06	12.53 to 10.21
	2013		3	45.56 to 45.56	136	0.00 to 0.00	0.61	36.15 to 36.15
	2012		2	33.46 to 33.46	56	0.00 to 0.00	0.05	19.31 to 7.49
	2011		1	28.04 to 28.04	33	0.00 to 0.00	0.00	-0.80 to -0.80
	2010		1	28.27 to 28.27	16	0.00 to 0.00	0.31	23.06 to 23.06

M Large Cap Value (e)	2014		14	23.85 to 23.85	323	0.00 to 0.00	2.01	9.68 to 5.84
	2013		4	21.75 to 21.75	85	0.00 to 0.00	3.52	34.22 to 34.22
	2012		1	16.20 to 16.20	21	0.00 to 0.00	0.88	17.29 to 10.97

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
M Large Cap Value (e)	2011		1	$13.81 to $13.81	$15	0.00% to 0.00%	0.39%	-4.11% to -4.11%
	2010		1	14.41 to 14.41	9	0.00 to 0.00	0.82	9.27 to 9.27

Mid Cap Index Trust Series I	2014		7	42.08 to 42.08	299	0.00 to 0.00	0.96	9.35 to 9.35
	2013		9	38.49 to 38.49	334	0.00 to 0.00	1.08	33.03 to 33.03
	2012		8	28.93 to 28.93	243	0.00 to 0.00	1.47	17.48 to 17.48
	2011		9	24.63 to 24.63	213	0.00 to 0.00	0.67	-2.25 to -2.25
	2010		10	25.19 to 25.19	240	0.00 to 0.00	1.05	25.98 to 25.98

Mid Cap Index Trust Series NAV	2014		128	27.60 to 27.60	3,524	0.00 to 0.00	1.00	9.40 to 6.47
	2013		145	25.23 to 25.23	3,653	0.00 to 0.00	1.18	33.09 to 33.09
	2012		139	18.95 to 18.95	2,630	0.00 to 0.00	1.69	17.54 to 8.00
	2011		70	16.13 to 16.13	1,132	0.00 to 0.00	0.62	-2.14 to -2.14
	2010		116	16.48 to 16.48	1,906	0.00 to 0.00	2.22	26.06 to 26.06

Mid Cap Stock Trust Series I	2014		13	33.87 to 33.87	437	0.00 to 0.00	0.11	8.02 to 8.02
	2013		13	31.35 to 31.35	392	0.00 to 0.00	0.04	36.82 to 36.82
	2012		13	22.92 to 22.92	296	0.00 to 0.00	0.00	22.21 to 22.21
	2011		14	18.75 to 18.75	256	0.00 to 0.00	0.00	-9.20 to -9.20
	2010		14	20.65 to 20.65	286	0.00 to 0.00	0.00	23.08 to 23.08

Mid Cap Stock Trust Series NAV	2014		14	73.72 to 73.72	1,049	0.00 to 0.00	0.15	9.25 to 8.11
	2013		13	68.19 to 68.19	912	0.00 to 0.00	0.07	36.84 to 36.84
	2012		18	49.83 to 49.83	887	0.00 to 0.00	0.00	22.34 to 8.31
	2011		15	40.73 to 40.73	631	0.00 to 0.00	0.00	-9.16 to -9.16
	2010		13	44.84 to 44.84	568	0.00 to 0.00	0.00	23.07 to 23.07

Mid Value Trust Series I	2014		10	25.98 to 25.98	248	0.00 to 0.00	0.74	10.60 to 10.60
	2013		10	23.49 to 23.49	227	0.00 to 0.00	1.06	31.39 to 31.39
	2012		11	17.88 to 17.88	204	0.00 to 0.00	0.82	19.53 to 19.53
	2011		15	14.96 to 14.96	228	0.00 to 0.00	0.77	-4.93 to -4.93
	2010		14	15.73 to 15.73	228	0.00 to 0.00	2.07	16.15 to 16.15

Mid Value Trust Series NAV	2014		16	39.91 to 39.91	651	0.00 to 0.00	0.68	10.70 to 4.90
	2013		26	36.05 to 36.05	949	0.00 to 0.00	1.10	31.47 to 31.47
	2012		44	27.42 to 27.42	1,196	0.00 to 0.00	1.00	19.54 to 12.75
	2011		35	22.94 to 22.94	813	0.00 to 0.00	0.57	-4.80 to -4.80
	2010		68	24.10 to 24.10	1,649	0.00 to 0.00	3.34	16.16 to 16.16

Money Market Trust B Series NAV	2014		279	17.37 to 17.37	4,846	0.00 to 0.00	0.00	0.00 to 0.00
	2013		376	17.37 to 17.37	6,537	0.00 to 0.00	0.01	0.01 to 0.01
	2012		438	17.37 to 17.37	7,610	0.00 to 0.00	0.04	0.03 to 0.03
	2011		492	17.36 to 17.36	8,536	0.00 to 0.00	0.00	0.08 to 0.08
	2010		470	17.35 to 17.35	8,162	0.00 to 0.00	0.04	0.03 to 0.03

Money Market Trust Series I	2014		202	13.46 to 13.46	2,725	0.00 to 0.00	0.00	0.00 to 0.00
	2013		203	13.46 to 13.46	2,731	0.00 to 0.00	0.00	0.01 to 0.01
	2012		74	13.46 to 13.46	1,002	0.00 to 0.00	0.00	0.01 to 0.01
	2011		108	13.46 to 13.46	1,451	0.00 to 0.00	0.00	0.07 to 0.07
	2010		107	13.45 to 13.45	1,439	0.00 to 0.00	0.00	0.00 to 0.00

Natural Resources Trust Series I	2014	(n)	0	38.15 to 38.15	0	0.00 to 0.00	1.53	-7.78 to -7.78
	2013		4	41.37 to 41.37	163	0.00 to 0.00	0.61	2.97 to 2.97
	2012		4	40.18 to 40.18	161	0.00 to 0.00	0.78	0.52 to 0.52
	2011		5	39.97 to 39.97	180	0.00 to 0.00	0.51	-20.29 to -20.29
	2010		4	50.15 to 50.15	216	0.00 to 0.00	0.66	15.21 to 15.21

Natural Resources Trust Series NAV	2014	(n)	0	16.13 to 16.13	0	0.00 to 0.00	1.65	-7.74 to -16.68
	2013		64	17.49 to 17.49	1,128	0.00 to 0.00	0.62	3.07 to 3.07
	2012		65	16.97 to 16.97	1,110	0.00 to 0.00	0.97	7.03 to 0.58
	2011		94	16.87 to 16.87	1,586	0.00 to 0.00	0.60	-20.27 to -20.27
	2010		117	21.16 to 21.16	2,468	0.00 to 0.00	0.89	15.25 to 15.25

PIMCO All Asset (e)	2014		314	22.37 to 15.84	4,983	0.00 to 0.00	4.91	0.24 to -3.88
	2013		309	22.31 to 15.81	4,889	0.00 to 0.00	4.24	-0.10 to -0.10
	2012		313	22.34 to 15.82	4,968	0.00 to 0.00	6.73	14.65 to 9.24
	2011		18	19.48 to 13.80	254	0.00 to 0.00	7.29	1.66 to 1.66
	2010		10	19.16 to 13.58	138	0.00 to 0.00	6.98	12.71 to 12.71

Real Estate Securities Trust Series I	2014		14	50.16 to 50.16	686	0.00 to 0.00	1.67	31.73 to 31.73
	2013		13	38.08 to 38.08	506	0.00 to 0.00	1.98	-0.10 to -0.10
	2012		13	38.12 to 38.12	480	0.00 to 0.00	1.77	17.26 to 17.26
	2011		12	32.51 to 32.51	406	0.00 to 0.00	1.51	9.47 to 9.47
	2010		13	29.70 to 29.70	389	0.00 to 0.00	1.96	29.19 to 29.19

Real Estate Securities Trust Series NAV	2014		23	138.91 to 138.91	3,229	0.00 to 0.00	1.60	31.75 to 13.03
	2013		28	105.43 to 105.43	2,959	0.00 to 0.00	1.97	-0.05 to -0.05
	2012		31	105.48 to 105.48	3,238	0.00 to 0.00	1.96	17.33 to 4.78
	2011		23	89.90 to 89.90	2,040	0.00 to 0.00	1.78	9.58 to 9.58
	2010		16	82.05 to 82.05	1,343	0.00 to 0.00	2.45	29.20 to 29.20

Real Return Bond Trust Series I	2014		2	21.67 to 21.67	36	0.00 to 0.00	2.97	4.76 to 4.76
	2013		2	20.69 to 20.69	35	0.00 to 0.00	2.56	-9.28 to -9.28
	2012		2	22.80 to 22.80	41	0.00 to 0.00	1.76	8.86 to 8.86
	2011		2	20.95 to 20.95	40	0.00 to 0.00	3.72	12.02 to 12.02

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Real Return Bond Trust Series I	2010	2	$18.70 to $18.70	$34	0.00% to 0.00%	11.63%	8.83% to 8.83%

Real Return Bond Trust Series NAV	2014	50	14.94 to 14.94	740	0.00 to 0.00	3.00	4.88 to 0.73
	2013	64	14.24 to 14.24	910	0.00 to 0.00	2.70	-9.25 to -9.25
	2012	80	15.69 to 15.69	1,252	0.00 to 0.00	1.81	8.86 to 4.13
	2011	65	14.41 to 14.41	938	0.00 to 0.00	4.86	12.14 to 12.14
	2010	42	12.85 to 12.85	543	0.00 to 0.00	12.47	8.82 to 8.82

Science & Technology Trust Series I	2014	14	16.10 to 16.10	224	0.00 to 0.00	0.00	12.89 to 12.89
	2013	16	14.26 to 14.26	228	0.00 to 0.00	0.00	43.52 to 43.52
	2012	18	9.94 to 9.94	175	0.00 to 0.00	0.00	10.45 to 10.45
	2011	22	9.00 to 9.00	196	0.00 to 0.00	0.00	-7.74 to -7.74
	2010	28	9.75 to 9.75	273	0.00 to 0.00	0.00	24.62 to 24.62

Science & Technology Trust Series NAV	2014	24	26.86 to 26.86	639	0.00 to 0.00	0.00	14.24 to 12.95
	2013	29	23.78 to 23.78	688	0.00 to 0.00	0.00	43.55 to 43.55
	2012	29	16.57 to 16.57	478	0.00 to 0.00	0.00	10.54 to 1.76
	2011	17	14.99 to 14.99	249	0.00 to 0.00	0.00	-7.72 to -7.72
	2010	14	16.24 to 16.24	225	0.00 to 0.00	0.00	24.69 to 24.69

Short Term Government Income Trust Series I	2014	32	10.62 to 10.62	339	0.00 to 0.00	1.97	1.15 to 1.15
	2013	38	10.50 to 10.50	399	0.00 to 0.00	2.07	-0.86 to -0.86
	2012	36	10.59 to 10.59	386	0.00 to 0.00	1.65	1.21 to 1.21
	2011	38	10.47 to 10.47	399	0.00 to 0.00	2.26	2.77 to 2.77
	2010	40	10.19 to 10.19	411	0.00 to 0.00	1.47	1.86 to 1.86

Short Term Government Income Trust Series NAV	2014	49	10.65 to 10.65	521	0.00 to 0.00	2.17	1.19 to 0.39
	2013	41	10.52 to 10.52	431	0.00 to 0.00	1.97	-0.74 to -0.74
	2012	47	10.60 to 10.60	499	0.00 to 0.00	1.71	1.18 to 0.55
	2011	45	10.48 to 10.48	469	0.00 to 0.00	1.75	2.83 to 2.83
	2010	74	10.19 to 10.19	755	0.00 to 0.00	1.52	1.91 to 1.91

Small Cap Growth Trust Series I	2014	3	27.64 to 27.64	95	0.00 to 0.00	0.00	7.57 to 7.57
	2013	1	25.69 to 25.69	29	0.00 to 0.00	0.00	44.08 to 44.08
	2012	1	17.83 to 17.83	15	0.00 to 0.00	0.00	16.47 to 16.47
	2011	1	15.31 to 15.31	14	0.00 to 0.00	0.00	-6.81 to -6.81
	2010	1	16.43 to 16.43	22	0.00 to 0.00	0.00	22.08 to 22.08

Small Cap Growth Trust Series NAV	2014	17	32.78 to 32.78	573	0.00 to 0.00	0.00	11.05 to 7.60
	2013	16	30.46 to 30.46	481	0.00 to 0.00	0.00	44.22 to 44.22
	2012	12	21.12 to 21.12	261	0.00 to 0.00	0.00	16.53 to 4.70
	2011	9	18.13 to 18.13	156	0.00 to 0.00	0.00	-6.80 to -6.80
	2010	7	19.45 to 19.45	131	0.00 to 0.00	0.00	22.14 to 22.14

Small Cap Index Trust Series I	2014	5	32.52 to 32.52	159	0.00 to 0.00	0.94	4.59 to 4.59
	2013	5	31.10 to 31.10	154	0.00 to 0.00	1.47	38.61 to 38.61
	2012	5	22.43 to 22.43	115	0.00 to 0.00	2.02	16.09 to 16.09
	2011	6	19.32 to 19.32	107	0.00 to 0.00	1.15	-4.50 to -4.50
	2010	6	20.24 to 20.24	114	0.00 to 0.00	0.47	26.36 to 26.36

Small Cap Index Trust Series NAV	2014	100	25.96 to 25.96	2,591	0.00 to 0.00	0.90	7.14 to 4.71
	2013	117	24.79 to 24.79	2,912	0.00 to 0.00	1.55	38.75 to 38.75
	2012	134	17.87 to 17.87	2,391	0.00 to 0.00	2.96	16.06 to 10.12
	2011	41	15.40 to 15.40	626	0.00 to 0.00	0.66	-4.37 to -4.37
	2010	123	16.10 to 16.10	1,975	0.00 to 0.00	0.97	26.43 to 26.43

Small Cap Opportunities Trust Series I	2014	2	39.46 to 39.46	84	0.00 to 0.00	0.05	2.39 to 2.39
	2013	3	38.54 to 38.54	127	0.00 to 0.00	0.63	40.16 to 40.16
	2012	4	27.50 to 27.50	107	0.00 to 0.00	0.00	16.84 to 16.84
	2011	4	23.54 to 23.54	102	0.00 to 0.00	0.10	-3.16 to -3.16
	2010	4	24.31 to 24.31	101	0.00 to 0.00	0.00	29.67 to 29.67

Small Cap Opportunities Trust Series NAV	2014	58	19.43 to 19.43	1,120	0.00 to 0.00	0.08	3.44 to 2.42
	2013	53	18.97 to 18.97	1,010	0.00 to 0.00	0.51	40.28 to 40.28
	2012	7	13.52 to 13.52	90	0.00 to 0.00	0.00	16.88 to 10.99
	2011	6	11.57 to 11.57	69	0.00 to 0.00	0.02	-3.13 to -3.13
	2010	4	11.94 to 11.94	44	0.00 to 0.00	0.00	29.71 to 29.71

Small Cap Value Trust Series I	2014	0	24.60 to 24.60	10	0.00 to 0.00	0.71	7.18 to 7.18
	2013	3	22.95 to 22.95	63	0.00 to 0.00	0.62	33.31 to 33.31
	2012	2	17.21 to 17.21	40	0.00 to 0.00	0.81	15.70 to 15.70
	2011	2	14.88 to 14.88	34	0.00 to 0.00	0.84	1.04 to 1.04
	2010	2	14.72 to 14.72	32	0.00 to 0.00	0.37	26.10 to 26.10

Small Cap Value Trust Series NAV	2014	14	69.19 to 69.19	958	0.00 to 0.00	0.78	7.99 to 7.25
	2013	11	64.51 to 64.51	741	0.00 to 0.00	0.66	33.33 to 33.33
	2012	9	48.39 to 48.39	415	0.00 to 0.00	1.00	15.78 to 10.07
	2011	7	41.79 to 41.79	294	0.00 to 0.00	0.91	1.15 to 1.15
	2010	6	41.32 to 41.32	235	0.00 to 0.00	0.43	26.15 to 26.15

Small Company Value Trust Series I	2014	7	39.94 to 39.94	268	0.00 to 0.00	0.03	0.11 to 0.11
	2013	9	39.90 to 39.90	348	0.00 to 0.00	1.71	31.61 to 31.61
	2012	10	30.32 to 30.32	292	0.00 to 0.00	0.26	16.30 to 16.30
	2011	11	26.07 to 26.07	297	0.00 to 0.00	0.58	-0.93 to -0.93
	2010	12	26.31 to 26.31	306	0.00 to 0.00	1.46	21.35 to 21.35

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Company Value Trust Series NAV	2014	22	$22.81 to $22.81	$505	0.00% to 0.00%	0.05%	0.30% to 0.14%
	2013	37	22.78 to 22.78	837	0.00 to 0.00	1.78	31.68 to 31.68
	2012	35	17.30 to 17.30	613	0.00 to 0.00	0.18	16.41 to 11.42
	2011	24	14.86 to 14.86	363	0.00 to 0.00	0.65	-0.94 to -0.94
	2010	22	15.00 to 15.00	332	0.00 to 0.00	1.51	21.39 to 21.39

Strategic Income Opportunities Trust Series I	2014	11	25.83 to 25.83	295	0.00 to 0.00	4.12	5.06 to 5.06
	2013	12	24.58 to 24.58	283	0.00 to 0.00	5.48	3.82 to 3.82
	2012	13	23.68 to 23.68	312	0.00 to 0.00	6.85	12.86 to 12.86
	2011	13	20.98 to 20.98	281	0.00 to 0.00	11.52	2.03 to 2.03
	2010	12	20.56 to 20.56	239	0.00 to 0.00	26.88	15.89 to 15.89

Strategic Income Opportunities Trust Series NAV	2014	217	19.15 to 19.15	4,149	0.00 to 0.00	4.44	5.13 to 1.57
	2013	237	18.22 to 18.22	4,311	0.00 to 0.00	5.95	3.81 to 3.81
	2012	177	17.55 to 17.55	3,108	0.00 to 0.00	9.07	12.94 to 7.30
	2011	35	15.54 to 15.54	539	0.00 to 0.00	12.57	2.08 to 2.08
	2010	22	15.22 to 15.22	341	0.00 to 0.00	14.80	15.91 to 15.91

Total Bond Market Trust B Series NAV	2014	19	23.62 to 23.62	446	0.00 to 0.00	2.66	6.06 to 2.90
	2013	16	22.27 to 22.27	355	0.00 to 0.00	3.15	-2.44 to -2.44
	2012	51	22.83 to 22.83	1,155	0.00 to 0.00	1.09	4.08 to 2.03
	2011	10	21.94 to 21.94	220	0.00 to 0.00	5.18	7.60 to 7.60
	2010	7	20.39 to 20.39	146	0.00 to 0.00	5.21	6.49 to 6.49

Total Return Trust Series I	2014	23	30.02 to 30.02	691	0.00 to 0.00	3.32	4.74 to 4.74
	2013	23	28.66 to 28.66	653	0.00 to 0.00	3.08	-2.03 to -2.03
	2012	25	29.26 to 29.26	736	0.00 to 0.00	1.97	8.49 to 8.49
	2011	26	26.97 to 26.97	704	0.00 to 0.00	4.12	3.91 to 3.91
	2010	31	25.95 to 25.95	817	0.00 to 0.00	2.45	7.64 to 7.64

Total Return Trust Series NAV	2014	96	18.03 to 18.03	1,737	0.00 to 0.00	3.32	4.72 to 2.38
	2013	117	17.22 to 17.22	2,010	0.00 to 0.00	3.59	-1.98 to -1.98
	2012	125	17.57 to 17.57	2,202	0.00 to 0.00	2.12	8.57 to 4.25
	2011	117	16.18 to 16.18	1,898	0.00 to 0.00	4.82	3.97 to 3.97
	2010	106	15.57 to 15.57	1,651	0.00 to 0.00	2.18	7.66 to 7.66

Total Stock Market Index Trust Series I	2014	8	23.94 to 23.94	187	0.00 to 0.00	1.19	11.47 to 11.47
	2013	8	21.48 to 21.48	175	0.00 to 0.00	1.43	33.39 to 33.39
	2012	9	16.10 to 16.10	138	0.00 to 0.00	1.46	15.50 to 15.50
	2011	9	13.94 to 13.94	125	0.00 to 0.00	1.25	0.28 to 0.28
	2010	9	13.90 to 13.90	129	0.00 to 0.00	1.41	17.19 to 17.19

Total Stock Market Index Trust Series NAV	2014	16	79.72 to 79.72	1,275	0.00 to 0.00	1.28	11.46 to 8.79
	2013	15	71.52 to 71.52	1,074	0.00 to 0.00	1.80	33.45 to 33.45
	2012	10	53.59 to 53.59	558	0.00 to 0.00	1.77	15.56 to 7.92
	2011	8	46.38 to 46.38	364	0.00 to 0.00	1.46	0.33 to 0.33
	2010	6	46.23 to 46.23	289	0.00 to 0.00	1.60	17.26 to 17.26

U.S. Equity Trust Series I	2014	5	14.63 to 14.63	72	0.00 to 0.00	1.44	11.03 to 11.03
	2013	5	13.18 to 13.18	69	0.00 to 0.00	1.68	28.22 to 28.22
	2012	7	10.28 to 10.28	77	0.00 to 0.00	2.13	2.77 to 2.77

U.S. Equity Trust Series NAV	2014	47	14.66 to 14.66	696	0.00 to 0.00	1.37	11.07 to 7.43
	2013	63	13.20 to 13.20	831	0.00 to 0.00	1.74	28.36 to 28.36
	2012	63	10.28 to 10.28	645	0.00 to 0.00	2.42	6.03 to 2.81

Ultra Short Term Bond Trust Series NAV	2014	12	10.07 to 10.07	119	0.00 to 0.00	1.43	0.03 to -0.14
	2013	14	10.07 to 10.07	142	0.00 to 0.00	1.67	-0.02 to -0.02
	2012	6	10.07 to 10.07	65	0.00 to 0.00	1.88	0.66 to 0.17
	2011	0	10.00 to 10.00	2	0.00 to 0.00	2.22	0.09 to 0.09

Utilities Trust Series I	2014	3	37.33 to 37.33	95	0.00 to 0.00	3.34	12.59 to 12.59
	2013	2	33.15 to 33.15	71	0.00 to 0.00	1.95	20.57 to 20.57
	2012	3	27.50 to 27.50	95	0.00 to 0.00	3.70	13.66 to 13.66
	2011	4	24.19 to 24.19	85	0.00 to 0.00	3.79	6.65 to 6.65
	2010	4	22.68 to 22.68	81	0.00 to 0.00	2.45	13.92 to 13.92

Utilities Trust Series NAV	2014	31	29.88 to 29.88	923	0.00 to 0.00	3.10	12.72 to 2.31
	2013	31	26.50 to 26.50	829	0.00 to 0.00	2.23	20.65 to 20.65
	2012	29	21.97 to 21.97	628	0.00 to 0.00	2.76	13.63 to 10.75
	2011	75	19.33 to 19.33	1,452	0.00 to 0.00	5.14	6.80 to 6.80
	2010	25	18.10 to 18.10	454	0.00 to 0.00	2.60	14.00 to 14.00

Value Trust Series I	2014	8	39.71 to 39.71	313	0.00 to 0.00	0.48	9.82 to 9.82
	2013	9	36.16 to 36.16	323	0.00 to 0.00	0.84	35.39 to 35.39
	2012	10	26.70 to 26.70	275	0.00 to 0.00	0.85	17.42 to 17.42
	2011	10	22.74 to 22.74	224	0.00 to 0.00	0.99	0.98 to 0.98
	2010	12	22.52 to 22.52	280	0.00 to 0.00	1.02	22.22 to 22.22

Value Trust Series NAV	2014	23	27.16 to 27.16	613	0.00 to 0.00	0.54	9.88 to 7.60
	2013	25	24.72 to 24.72	608	0.00 to 0.00	0.98	35.44 to 35.44
	2012	19	18.25 to 18.25	353	0.00 to 0.00	1.07	17.50 to 6.68
	2011	11	15.53 to 15.53	166	0.00 to 0.00	1.24	1.03 to 1.03
	2010	7	15.37 to 15.37	114	0.00 to 0.00	1.19	22.30 to 22.30

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

(g)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

(h)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.

(i)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

(j)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

(k)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

(l)	Sub-account available in prior year but no activity.

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(n)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements — (continued)

December 31, 2014

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 7, file number 333-179571, filed with the Commission in April, 2015.
(d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-153253, filed with the Commission on December 8, 2008, form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 4, file number 333-132905, filed with the Commission in April 2010 and forms of Policy Endorsement dated 2010, incorporated by reference to post-effective amendment number 3, file number 333-153253, filed with the Commission on May 28, 2010.
(2) Form of Specimen Accelerated Benefit Rider, incorporated by reference to the initial registration statement, file number 333-153253, filed with the Commission on August 29, 2008.
(3) Form of Specimen Change of Life Insured Rider, incorporated by reference to the initial registration statement, file number 333-153253, filed with the Commission on August 29, 2008.
(4) Form of Specimen Overloan Protection Rider, incorporated by reference to the initial registration statement, file number 333-153253, filed with the Commission on August 29, 2008.
(5) Form of Specimen Return of Premium Death Benefit Rider, incorporated by reference to the initial registration statement, file number 333-153253, filed with the Commission on August 29, 2008.
(6) Form of Specimen Enhanced Yield Fixed Account Rider, incorporated by reference to the initial registration statement, file number 333-153253, filed with the Commission on August 29, 2008.
(e) Specimen Application for the Majestic VCOLIX Insurance Policy, incorporated by reference to the initial registration statement, file number 333-153253, filed with the Commission on August 29, 2008.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.
(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.
(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) Not applicable.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company of New York, incorporated by reference to pre-effective amendment number 1, file number 333-153253, filed with the Commission on December 8, 2008.
(l) Not Applicable.

(m) Not Applicable.
(n) Consents of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179571, filed with the Commission April 25, 2013.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
James D. Gallagher*	and General Counsel
Michael Doughty**
Steven Finch*	and Chief Financial Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments

Senior Vice Presidents
John C.S. Anderson**
Andrew G. Arnott*
Kevin J. Cloherty*
Barry Evans****
Peter Gordon*

Name and Principal Business Address	Position with Depositor
Brian Heapps**
Gregory Mack*
Janis K. McDonough*****
H. Steven Moore****	and Treasurer
James O’Brien†††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Timothy W. Ramza*
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
William D. Bertrand**
Ann E. Birle*****
Stephen J. Blewitt**
Robert Boyda**
David Campbell***
Bob Carroll**
Rick A. Carlson*
Brian Collins*
John J. Danello*
Brent Dennis**
Robert Donahue****
Paul Gallagher*
Ann Gencarella**
Gerald C. Hanrahan, Jr.*
Richard Harris***	and Appointed Actuary
John Hatch*
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts*
Hung Ko***	Vice President, Treasury
Robert Leach*
Scott Lively*
Nathaniel I. Margolis**
Cheryl Mallett****
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Daragh O'Sullivan**
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
Tracey Polsgrove*
Krish Ramdial****	Vice President, Treasury

Name and Principal Business Address	Position with Depositor
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan†††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Susan Simi**
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries***
Linda A. Watters*
Jeffery Whitehead*
Henry Wong**
Leo Zerilli*

Assistant Vice Presidents
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Jack Barry
Naomi S. Bazak
P. J. Beltramini
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Anjali Chitre
Eileen Cloherty	and Chief Accountant
Catherine Collins
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Teresa S. Hayes
Charles Whitney Hill
Recep C. Kendircioglu
Bruce Kinna
Sally Kwan
Thomas Loftus
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Geoffrey Norris
John O’Connor

Name and Principal Business Address	Position with Depositor
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Jason M. Pratt
David P. Previte
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
Debbie Stickland
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer L Wilson
Shauna Yen
Sameh Youssef
Aleksandar Zivanovic
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
††††Principal Business is 101 Huntington Avenue, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
On the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership(3) (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.7%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2014 For External Use (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated. Indirect Control Direct Control

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC.
Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Al Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
H. Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Krish Ramdial****	Vice President, Treasury
John Bryson	Assistant Vice President
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President and Chief Compliance Officer
David Pickett*	Assistant Vice President and General Counsel

*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2015.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2015.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney